UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Constellation Energy Partners LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Constellation Energy Partners LLC

1801 Main Street, Suite 1300

Houston, Texas 77002

October 31, 2012

Dear Unitholder:

You are invited to attend our annual meeting of unitholders to be held on Friday, December 14, 2012, at 8:00 a.m. local time at 1801 Main Street, Suite 1100, Houston, Texas 77002. Enclosed is our 2011 Annual Report for your review.

At the annual meeting, common unitholders will be voting on the following business matters: the election of Class B managers; a proposal that would cause Constellation Energy Partners LLC to elect to be treated as a corporation, instead of a partnership, for federal income tax purposes; a proposal to approve and adopt the Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC; and the ratification of our independent registered public accounting firm for 2012. The common unitholders will be entitled to vote on all proposals, and the Class A unitholders will be entitled to vote on all proposals other than the election of Class B managers. Please consider the issues presented and vote your common units as promptly as possible.

Your vote is important. Whether or not you plan to attend the annual meeting, please complete your proxy card and return it to us to ensure that your vote is counted. If you hold your units through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your units.

Thank you for voting.

Sincerely,

Richard S. Langdon

Chairman of the Board

Constellation Energy Partners LLC

1801 Main Street, Suite 1300

Houston, Texas 77002

Notice of Annual Meeting of Unitholders

To the Owners of Common Units and Class A Units of Constellation Energy Partners LLC:

Our annual meeting of unitholders will be held on Friday, December 14, 2012 at 8:00 a.m. local time at 1801 Main Street, Suite 1100, Houston, Texas 77002 to:

1.	select Class B managers;

2.	consider a proposal that would cause Constellation Energy Partners LLC to elect to be treated as a corporation for federal income tax purposes;

3.	consider a proposal to approve and adopt the Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC;

4.	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012; and

5.	transact any other business that properly comes before the meeting, or any adjournment thereof, by or at the direction of the board of managers.

The board of managers recommends a vote “FOR” each of the Class B manager nominees, the proposal to cause Constellation Energy Partners LLC to elect to be treated as a corporation for federal income tax purposes, the proposal to approve and adopt the Third Amended and Restated Operating Agreement, and the ratification of the independent registered public accounting firm.

We discuss the above business matters in more detail in the attached proxy statement.

Only holders of record of our common units and Class A units at the close of business on October 25, 2012 will be entitled to vote.

Lisa J. Mellencamp

Secretary

October 31, 2012

Important Notice Regarding the Availability of Proxy Materials

for the Unitholder Meeting to Be Held on December 14, 2012:

The Proxy Statement and 2011 Annual Report are available at

www.constellationenergypartners.com/proxymaterials

i

ii

Constellation Energy Partners LLC

Proxy Statement

QUESTIONS & ANSWERS ON VOTING PROCEDURES

Who is entitled to vote at the annual meeting, and how many votes do they have?

With respect to Proposal Nos. 1, 2, 3 and 4, holders of record of our common, or Class B, units who owned common units as of the close of business on October 25, 2012 may vote at the meeting. Each common unit has one vote. There were 23,689,068 common units outstanding and eligible to vote on the record date. With respect to Proposal Nos. 2, 3 and 4, holders of record of our Class A units who owned Class A units as of the close of business on October 25, 2012 may also vote at the meeting. Each Class A unit has one vote. There were 483,450 Class A units outstanding and eligible to vote on the record date. The Class A units may not be voted in respect of Proposal No. 1. There are no rights of appraisal or similar rights of dissenters arising from any of the Proposals to be acted on at the meeting.

When were the enclosed solicitation materials first given to unitholders?

The enclosed Annual Report and proxy card were first sent, or given, to unitholders on or about November 8, 2012.

How can I access the proxy materials over the Internet?

You can view the proxy materials for the annual meeting on the Internet by using your control number which can be found on your proxy card or voting instruction form.

Our proxy materials are also available on our website at www.constellationenergypartners.com.

What is a quorum of unitholders?

A quorum is the presence at the annual meeting in person or by proxy of a majority of each class of unitholders then outstanding and entitled to vote. Because there were 23,689,068 common units outstanding and eligible to vote on October 25, 2012, the presence of holders of 11,844,535 common units is a quorum with respect to the common units. Because there were 483,450 Class A units outstanding and eligible to vote on October 25, 2012, the presence of holders of 241,726 Class A units is a quorum with respect to the Class A units. We must have a quorum of both the common units and the Class A units to conduct the meeting.

How many votes does it take to pass each matter?

If a quorum of unitholders is present at the meeting, we need:

•	a plurality of all the votes cast by holders of common units to elect each Class B manager nominee;

•

the affirmative vote of the holders of a majority of the common units outstanding and entitled to vote thereon, voting as a separate class, and the affirmative vote of the holders of a majority of the Class A units outstanding and entitled to vote thereon, voting as a separate class, to approve the proposal that would authorize Constellation Energy Partners LLC (“CEP”) to elect to be treated as a corporation for federal income tax purposes;

•

the affirmative vote of the holders of a majority of the common units outstanding and entitled to vote thereon, voting as a separate class, and the affirmative vote of the holders of a majority of the Class A units outstanding and entitled to vote thereon, voting as a separate class, to approve the proposal to approve and adopt the Third Amended and Restated Operating Agreement of CEP; and

•

the affirmative vote of a majority of the votes cast affirmatively or negatively by holders of common units and Class A units, voting together as a single class, to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The implementation of Proposals No. 2 and 3 is conditioned on approval of both proposals. Thus, even if Proposal No. 2 is approved by unitholders, the Company will not be authorized to elect to be treated as a corporation for federal income tax purposes unless Proposal No. 3 is also approved by unitholders. Similarly, even if Proposal No. 3 is approved by unitholders, the Third Amended and Restated Operating Agreement of CEP will not become effective unless Proposal No. 2 is also approved by unitholders.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. “Broker non-votes” occur when a bank, broker or other holder of record holding units for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. For all matters other than Proposals No. 2 and 3, abstentions and broker non-votes will not have any effect on the result of the vote. Abstentions and broker non-votes will have the same effect as a vote against Proposals No. 2 and 3.

How do I vote?

You may vote by any of the following methods:

•	By Telephone or Internet—If you have telephone or Internet access, you may submit your proxy vote by following the instructions provided on your proxy card or voting instruction form.

•

By Mail—You may submit your proxy vote by mail by signing a proxy card if your units are registered or, for units held beneficially in street name, by following the voting instructions included by your broker, trustee or nominee, and mailing it in the enclosed envelope. If you provide specific voting instructions, your units will be voted as you have instructed.

•

In Person at the Annual Meeting—If your units are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those units, the unitholder of record. As the unitholder of record, you have the right to vote in person at the annual meeting. If your units are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of units held in street name. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the unitholder of record, you may not vote these units in person at the meeting unless you obtain a “legal proxy” from your broker, trustee or nominee that holds your units, giving you the right to vote the units at the annual meeting. If you plan on attending the annual meeting in person and need directions to the meeting site, please contact Investor Relations at (877) 847-0009.

If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

No.

If my units are held in “street name” by my broker, will my broker vote my units for me?

If your units are held in a brokerage account, you will receive a full meeting package, including a voting instructions form to vote your units. Your brokerage firm may permit you to provide voting instructions by telephone or by the Internet. Brokerage firms have the authority under NYSE MKT rules to vote their clients’ unvoted units on certain routine matters. The matter covered by Proposal No. 4 to ratify the appointment of our auditor is considered a routine matter under the rules of the NYSE MKT. Therefore, if you do not vote on this proposal, your brokerage firm may choose to vote for you or leave your units unvoted. Your brokerage firm is not permitted, however, to vote your units on Proposal No. 1 to elect Class B managers, Proposal No. 2 with respect to the proposal that would authorize the Company to elect to be treated as a corporation for federal income tax purposes or Proposal No. 3 with respect to the proposal to approve and adopt the Third Amended and Restated Operating Agreement of CEP. We urge you to respond to your brokerage firm so that your vote will be cast in accordance with your instructions.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We solicit proxy cards that are used to instruct the proxy how to vote so that all common units may be voted at the annual meeting even if the holders do not attend the meeting in person.

How will my proxy vote my units?

If you properly sign and return your proxy card or voting instructions form, your units will be voted as you direct. If you sign and return your proxy card or voting instructions form, but do not specify how you want your units voted, they will be voted “FOR” the election of each Class B manager nominee, “FOR” the proposal that would authorize the Company to elect to be treated as a corporation for federal income tax purposes, “FOR” the proposal to approve and adopt the Third Amended and Restated Operating Agreement of CEP and “FOR” the ratification of the appointment of our independent registered public accounting firm. Also, you will give your proxies authority to vote, using their discretion, on any other business that properly comes before the meeting, including to adjourn the meeting.

How do I vote using my proxy card?

There are three steps.

1.	Vote on each of the matters as follows:

•	Proposal No. 1. The names of the Class B manager nominees are listed on your proxy card. Check the box “FOR” or “WITHHOLD” for each nominee;

•	Proposal No. 2. Check the box “FOR” or “AGAINST,” or “ABSTAIN” (to not cast a vote);

•	Proposal No. 3. Check the box “FOR” or “AGAINST,” or “ABSTAIN” (to not cast a vote); and

•	Proposal No. 4. Check the box “FOR” or “AGAINST,” or “ABSTAIN” (to not cast a vote).

2.	Sign and date your proxy card. If you do not sign and date your proxy card and do not submit a proxy by telephone or internet, your votes cannot be counted.

3.	Mail your proxy card in the pre-addressed, postage-paid envelope.

Please check the box on your proxy card if you plan to attend the annual meeting.

Can I vote by proxy even if I plan to attend the annual meeting?

Yes. If you vote by proxy and decide to attend the annual meeting, you do not need to fill out a ballot at the meeting, unless you want to change your vote.

Why might I receive more than one proxy card? Should I vote on each proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or with different social security or federal tax identification numbers. Second, you may also own units indirectly through your broker. Your broker will send you a proxy card or voting instructions form for these units. You should vote on each proxy card or voting instructions form you receive and mail it to the address shown on the applicable proxy card or form.

How do I change my vote or revoke my proxy?

You may change your vote at any time before the annual meeting by:

•

notifying Lisa J. Mellencamp, Secretary, in writing received prior to the commencement of the annual meeting at Constellation Energy Partners LLC, 1801 Main Street, Suite 1300, Houston, Texas 77002, that you are changing your vote or revoking your proxy; or

•

completing and sending in another proxy card or voting instructions form with a later date, which proxy card or voting instructions form is received prior to the closing of the polls at the annual meeting; or

•	attending the annual meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

Constellation Energy Partners LLC, on behalf of the board of managers, through its managers, officers and employees, is soliciting proxies primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. The Company has also retained Alliance Advisors, L.L.C. to assist in soliciting proxies from brokers, bank nominees, and other institutional holders. We pay the cost of soliciting proxies.

Where will the Constellation Energy Partners LLC 2012 Annual Meeting be held?

The annual meeting will be held on Friday, December 14, 2012, at 8:00 a.m. local time in downtown Houston, Texas at 1801 Main Street, Suite 1100. The building is located on Main Street between St. Joseph Parkway and Jefferson Street. The public entrance faces St. Joseph Parkway where you must check-in with the security desk. Parking is available in public lots surrounding our offices. Directions from major freeways include:

From IH-45 North—Exit Dallas/Pierce, continue on the exit ramp past the re-entry to IH-45 South. Keep left onto Jefferson Street. We are located at Jefferson Street and Main Street.

From IH-45 South—Exit Scott Street, keep left and follow signs for St. Joseph Parkway/Pease Street, keep left and proceed onto St. Joseph Parkway. We are located at St. Joseph Parkway and Main Street.

From US-59 North—Exit IH-10 West. Exit IH-45 South. Exit Dallas/Pierce and continue on the exit ramp past the re-entry to IH-45 South. Keep left onto Jefferson Street. We are located at Jefferson Street and Main Street.

From US-59 South—Exit Gray/Pierce and continue straight past Pierce Street. Turn left on St. Joseph Parkway. We are located at St. Joseph Parkway and Main Street.

From IH-10 West—Exit Smith Street and continue through downtown and turn left on Jefferson Street. We are located at Jefferson Street and Main Street.

From IH-10 East—Exit IH-45 South. Exit Dallas/Pierce and continue on the exit ramp past the re-entry to IH-45 South. Keep left onto Jefferson Street. We are located at Jefferson Street and Main Street.

Public Transportation—Use MetroRail Red Line—Downtown Transit Center. We are located across from the station.

MATTERS YOU ARE VOTING ON

Proposal No. 1: Election of Class B Managers

The board of managers consists of two Class A managers, who are appointed by the Class A unitholders, and three Class B managers, who are elected by the common unitholders. Each of the three current Class B managers has been nominated by the board of managers for re-election as a Class B manager at the 2012 annual meeting to serve until the 2013 annual meeting of unitholders or until their respective successors are elected and qualified. Each of the nominated Class B managers agrees to serve if elected. However, if for some reason one of them is unable or unwilling to serve, your proxies will vote for the election of another person nominated by the board of managers. Biographical information for each of the nominees and other information about them is presented beginning on page 7. The board of managers recommends a vote “FOR” each Class B manager nominee.

Proposal No. 2: Proposal to Cause Constellation Energy Partners LLC to Elect to be Treated as a Corporation for Federal Income Tax Purposes

This proposal is to authorize the Company to take the required regulatory steps to cause Constellation Energy Partners LLC to be treated as a corporation, instead of a partnership, for federal income tax purposes, beginning January 1, 2013. See Proposal No. 2 beginning on page 35. A majority of the board of managers recommends a vote “FOR” Proposal No. 2 for the following reasons:

•	we would eliminate our unitholders’ out-of-pocket tax burden that arises from allocating taxable income but not making corresponding distributions;

•	we anticipate that the marketability of our common units will be enhanced as a result of a potential broader investor base and potential analyst coverage;

•	we estimate that there will be $500,000 to $800,000 of annual administrative cost savings; and

•	we expect to have access to enhanced business opportunities resulting from greater access to equity and debt markets.

Proposal No. 3: Proposal to Approve and Adopt the Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC

This proposal is to approve and adopt the Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC, effective as of January 1, 2013. See Proposal No. 3 beginning on page 42. A majority of the board of managers recommends a vote “FOR” Proposal No. 3 for the same reasons set forth above for Proposal No. 2.

Proposal No. 4: Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2012

This proposal is to ratify our appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012. See Proposal No. 4 beginning on page 46. The board of managers recommends a vote “FOR” Proposal No. 4.

Other Business Matters

The board of managers is not aware of any other business for the annual meeting. However:

•	if any of the persons nominated to serve as Class B managers is unable or unwilling to serve and the board of managers designates a substitute nominee;

•

if any unitholder proposal, which is not included this proxy statement or on the proxy card or voting instructions form pursuant to Rule 14a-8 or 14a-9 of the Securities Exchange Act of 1934, as amended, is properly presented for action at the meeting in accordance with Section 11.13(a)(iii) or (iv) of the Company’s operating agreement, or

•	if any matters concerning the conduct of the meeting are presented for action,

then unitholders present at the meeting may vote on such items. If you are represented by proxy, your proxy will vote your common units using his or her discretion.

PROPOSAL NO. 1: ELECTION OF CLASS B MANAGERS

Vote Required; Recommendation of the Board of Managers

Class B managers are elected by a plurality of the votes cast by common unitholders, assuming a quorum is present. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF MANAGERS’ CLASS B MANAGER NOMINEES. IF NOT OTHERWISE SPECIFIED IN PROXY CARDS, THE PROXIES WILL VOTE UNITS “FOR” EACH OF THE BOARD OF MANAGERS’ NOMINEES.

Class B managers are elected each year at the annual meeting of unitholders. All three of our current Class B members have been nominated to stand for re-election at the annual meeting. At the annual meeting, our common unitholders will consider and act upon a proposal to elect three Class B managers to our board of managers to serve until the 2013 annual meeting of unitholders. We encourage our manager nominees to attend our annual meetings to provide an opportunity for unitholders to communicate directly with managers about issues affecting our company. We anticipate that all manager nominees will attend the annual meeting.

Information concerning the three Class B manager nominees is set forth below. Each of the nominees has consented to be named in the proxy statement.

Class B Manager Nominees

Name	Age	Position with Our Company	Manager Since
Richard H. Bachmann	59	Independent Manager	2006
Richard S. Langdon	62	Independent Manager	2006
John N. Seitz	60	Independent Manager	2006

Richard H. Bachmann has been an independent member of our board of managers and our audit, compensation, conflicts, and nominating and governance committees and chair of our conflicts committee since November 2006. Mr. Bachmann joined the general partner (the “General Partner”) of Enterprise Products Partners L.P. (“Enterprise”) and Enterprise Products Company, a privately-held affiliate of Enterprise, as Executive Vice President, Chief Legal Officer and Secretary in January, 1999. Mr. Bachmann resigned such positions in November 2010. Also since January 1999, Mr. Bachmann has served as a Director of Enterprise Products Company. He previously served as a Director of the General Partner from June 2000 to January 2004 and was re-elected and continued as a Director of the General Partner from February 2006 until April 2010. Mr. Bachmann was elected Group Vice Chairman, Chief Legal Officer and Secretary of Enterprise Products Company in December 2007. Since April 2010, Mr. Bachmann has been and continues as the President and Chief Executive Officer of Enterprise Products Company. From August 2005 until April 2010, Mr. Bachmann served as Executive Vice President, Chief Legal Officer and Secretary of EPE Holdings LLC, the sole general partner of Enterprise GP Holdings L.P., a publicly-traded partnership and an affiliate of Enterprise. Mr. Bachmann was also elected a Director of EPE Holdings in February 2006. In April 2010, Mr. Bachmann resigned his positions as Chief Legal Officer and Secretary of EPE Holdings LLC, but remained as a director and an Executive Vice President of that company until its merger with and into a subsidiary of Enterprise. After the merger in November 2010, Mr. Bachmann was elected a director of the post-merger general partner of Enterprise. In October 2006, Mr. Bachmann was elected President, Chief Executive Officer and a Director of DEP Holdings LLC, the sole general partner of Duncan Energy Partners L.P., a publicly-traded partnership, but resigned those positions in April 2010 to devote more time to his position at Enterprise Products Company. All of the foregoing entities perform various transportation and other services to the energy and petrochemical industries. Prior to joining Enterprise Products Company in 1999, Mr. Bachmann served as a Partner in the law firms of Snell & Smith P.C. from 1993 to 1998 and Butler & Binion from 1988 to 1993.

Richard S. Langdon has been an independent member of our board of managers and our audit, compensation, conflicts, and nominating and governance committees and chair of our audit committee since November 2006. Mr. Langdon has served as the chairman of our board of managers since October 2011. Mr. Langdon is also currently the President, Chief Executive Officer and Chairman of KMD Operating Company LLC (“KMD Operating”), a position held since November 2011, and President and Chief Executive Officer of Sigma Energy Ventures, LLC (a position held since November 2007), each of which is a privately held exploration and production company. Mr. Langdon was the President and Chief Executive Officer of Matris Exploration Company L.P., a privately held exploration and production company (“Matris Exploration”), from July 2004 and Executive Vice President and Chief Operating Officer of KMD Operating from August 2009 until the merger of Matris Exploration into KMD Operating in November 2011, which merger was effective January 2011. From 1997 until 2002, Mr. Langdon served as Executive Vice President and Chief Financial Officer of EEX Corporation, a publicly traded exploration and production company that merged with Newfield Exploration Company in 2002. Prior to that, he held various positions with the Pennzoil Companies from 1991 to 1996, including Executive Vice President—International Marketing—Pennzoil Products Company; Senior Vice President—Business Development—Pennzoil Company; and Senior Vice President—Commercial & Control—Pennzoil Exploration & Production Company. Mr. Langdon also serves as a Director of Gasco Energy, Inc., a publicly traded exploration and production company.

John N. Seitz has been an independent member of our board of managers and our audit, compensation, conflicts, and nominating and governance committees and chair of our compensation and nominating and governance committees since November 2006. Mr. Seitz is also currently Vice Chairman of the Board of Directors of Endeavour International Corporation, a publicly traded oil and gas exploration and production company which he founded in February 2004. Prior to founding Endeavour International Corporation, Mr. Seitz served as Chief Executive Officer, President and Chief Operating Officer of Anadarko Petroleum Corporation from January 2002 to March 2003, and prior to being named Chief Executive Officer, President and Chief Operating Officer, Mr. Seitz was the Chief Operating Officer and President of Anadarko Petroleum Corporation beginning in 1999. Mr. Seitz also served as Anadarko Petroleum Corporation’s Executive Vice President, Exploration and Production and as a member of its Board of Directors from 1997 to 1999. Mr. Seitz also serves as a Director for ION Geophysical Corporation, f/k/a Input Output, Inc., a publicly traded provider of seismic products and services, and as a Director of Gulf United Energy, Inc., a publicly traded energy company with interests in international oil and natural gas properties.

Managers Appointed by the Class A Unitholder

Constellation Energy Partners Management, LLC (“CEPM”) is a subsidiary of PostRock Energy Corporation (NASDAQ: PSTR) (“PostRock”) and, as the sole owner of our Class A units, is entitled to appoint two members to the board of managers voting as a separate class. This right can be eliminated only upon a proposal submitted by or with the consent of our board of managers and the vote of the holders of not less than 66 2/3% of our outstanding common units.

The names and certain additional information with respect to each of the two members of the board of managers designated by CEPM are set forth below. Although CEPM has already designated the following persons as its nominees to the board of managers, CEPM has informed us that these persons will be officially elected to the board of managers as of the date of the annual meeting to serve a one-year term or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The members of the board of managers designated by CEPM have consented to be named in this proxy statement.

Name	Age	Position with Our Company	Manager Since
John R. Collins	55	Manager	2006
Gary M. Pittman	49	Manager	2012

John R. Collins has been a member of our board of managers since November 2006. Since August 2011, Mr. Collins has served as the Chief Financial Officer of Enduring Hydro LLC, a privately held company which provides strategic advice on and investments in hydroelectric and other clean energy generation. Mr. Collins served as Senior Vice President of Constellation Energy Group, Inc., or Constellation, from October 2008 to December 2010. Prior to that, Mr. Collins was the Chief Financial Officer of Constellation from May 2007 to October 2008 and a member of Constellation’s Executive Committee, a Senior Vice President of Constellation from January 2004 to July 2007 and Constellation’s Chief Risk Officer from December 2001 to January 2008. Mr. Collins was also Managing Director-Finance and Treasurer of Constellation Power Source Holdings, Inc. from January 2000 to December 2001. From February 1997 to December 2001, Mr. Collins served as the senior financial officer of Constellation Energy Commodities Group, Inc., or CCG, a subsidiary of Constellation. Mr. Collins is the former Chairman of the Board of the Committee of Chief Risk Officers, an energy industry association of risk management professionals.

Gary M. Pittman has been a member of our board of managers since August 2012. Mr. Pittman has been a private investor for more than fifteen years. From 1987 to 1995, Mr. Pittman was Vice President of The Energy Recovery Fund, a $180 million private equity fund focused on oil and natural gas production and the oil services industry. He has served as a member of the Board of Directors of Geokinetics, Inc., a publicly traded international land and shallow water seismic acquisition and processing company, since March 2006 and is currently the chair of its governance and nominating committee. From March 2010 to May 2011, Mr. Pittman served as a director and the chairman of the board of PostRock, a publicly traded natural gas exploration and production and interstate pipeline company. Mr. Pittman also served as a director and the chairman of the board of Quest Energy Partners, L.P., a publicly traded exploration and production master limited partnership, from October 2007 to March 2010, and as a director and chairman of the compensation and audit committees of Flotek Industries, Inc., a publicly traded oilfield service company, from September 1997 to May 2009.

Determination of Independence

A majority of our managers are required to be independent in accordance with NYSE MKT listing standards. For a manager to be considered independent, the board of managers must affirmatively determine that such manager has no material relationship with us. When assessing the materiality of a manager’s relationship with us, the board of managers considers the issue from both the standpoint of the manager and from that of persons and organizations with whom or with which the manager has an affiliation. The board of managers has adopted standards to assist it in determining if a manager is independent. A manager will be deemed to have a material relationship with us and will not be deemed to be an independent manager if:

•

the manager has been an employee (other than as an interim executive officer for less than one year), or an immediate family member of the manager has been an executive officer, of us at any time during the past three years;

•

the manager has received, or an immediate family member of the manager has received, more than $120,000 in any twelve-month period in direct compensation from us, other than manager and committee fees or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), at any time during the past three years;

•

the manager has been a partner of or employed by, or an immediate family member of the manager has been a partner of or employed by, our internal or external auditor at any time during the past three years;

•

the manager has been employed, or an immediate family member of the manager has been employed, as an executive officer of another company where any of our present executives serve on that company’s compensation committee at any time during the past three years; or

•	the manager has been an executive officer or an employee, or an immediate family member of the manager has been an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, at any time during the past three years.

The board of managers has determined that each of Messrs. Bachmann, Langdon and Seitz is independent under the NYSE MKT listing standards. In addition, the audit, compensation and nominating and corporate governance committees are composed entirely of independent managers in accordance with NYSE MKT listing standards, SEC requirements and other applicable laws, rules and regulations. Other than as set forth below, there are no transactions, relationships or other arrangements between us and our independent managers that need to be considered under the NYSE MKT listing standards in determining that such managers are independent.

We sold natural gas from the Black Warrior Basin to an affiliate of EPCO Inc. in each of 2011, 2010 and 2009. Mr. Bachman is an executive officer of EPCO Inc. Our sales to an affiliate of EPCO, Inc. ended during 2011. As the sales did not exceed 2% of the consolidated gross revenues of EPCO Inc. at any time during those periods, the board of managers determined that the relationship was immaterial and did not impair Mr. Bachmann’s independence.

Qualifications of Board of Managers

CEPM appoints two Class A managers and our Class B unitholders elect three Class B managers to our board of managers. Some of the key criteria for serving on our board of managers as a Class B manager include independence from PostRock and Exelon Corporation (NYSE: EXC) (“Exelon”), experience in the E&P industry, familiarity with master limited partnerships, and corporate governance, financial, or other management experience. Our Class B managers, and the specific experience, qualifications, attributes and skills that led the board to conclude that they should serve as managers, are:

•

Mr. Seitz brings to our board significant managerial and operational experience in the oil and gas industry. He is the current vice chairman of Endeavor International Corporation, a publicly traded oil and gas exploration company, and has served as the chief executive officer of Anadarko Petroleum, one of the largest independent oil and gas companies in North America. His specialized technical experience in the oil and gas industry adds significant value to the board’s contribution to our performance. He also has prior public company board experience, which is beneficial for the operations of our board, and currently serves as a director of ION Geophysical Corporation, a publicly traded provider of seismic services to the E&P industry, and as a director of Gulf United Energy, Inc., a publicly traded independent energy company with interests in international oil and natural gas properties. Mr. Seitz is independent of PostRock and Exelon.

•

Mr. Langdon brings to our board considerable financial and managerial experience in the energy industry as well as his entrepreneurial abilities, which are valuable to a small growing company such as us. He has served as the chief financial officer of EEX Corporation, a publicly traded exploration and production company that merged with Newfield Exploration. He has also held significant commercial positions with the Pennzoil Companies, including roles in business development and marketing. He is also the founder and owner of two privately held oil and gas companies. Mr. Langdon has extensive experience in finance and accounting that adds significant value to the board’s oversight role of our financial reporting. He has prior public company board and audit committee experience, which is beneficial for our board operations, and currently serves as the chairman of the audit committee of Gasco Energy, Inc., a publicly traded exploration and production company. Mr. Langdon is independent of PostRock and Exelon.

•

Mr. Bachmann brings to our board significant experience in the master limited publicly traded partnership sector and extensive legal and corporate governance skills. Mr. Bachmann has had a long-time affiliation with the Enterprise family of master limited partnerships, a large and successful group of energy-focused master limited partnerships. He has served in key leadership roles for Enterprise and its affiliates, including chief legal officer, director, president and chief executive officer. His experiences with Enterprise contribute to our board’s understanding of the business model for master limited partnerships. His experience and knowledge of legal affairs and corporate governance in the energy industry contributes to the efficiency and effectiveness of our board. Mr. Bachmann is independent of PostRock and Exelon.

CEPM has appointed Messrs. Collins and Pittman as our two Class A managers to represent its interests on our board. Our Class A managers, and the specific experience, qualifications, attributes and skills that led CEPM and the board to conclude that they should serve as managers, are:

•

Mr. Collins brings to our board his substantial experiences in risk management, finance and investor relations. He was a long-time Constellation employee who has held various executive-level positions with the diversified energy firm, including leadership roles in finance and risk management. He has valuable historical perspectives on our growth and operations. He contributes cross-industry experience and depth of knowledge of finance, risk management, and corporate processes which offers our board important insights into the role of finance and risk management in our business and strategy. He adds value to the board oversight role of investor communications and has previously served as the chairman of our board of managers. He acts as a liaison with PostRock and ensures our board has continuing dialogue with our largest unitholder.

•

Mr. Pittman brings to our board his energy industry and public company board expertise, with over twenty-five years of public company board and committee experience. He has served as non-executive chairman of two public energy companies, including a master limited partnership, and has chaired audit, compensation and governance committees for public companies since the mid-1990s. Mr. Pittman’s background in private equity and investment banking provides our board unique insights and valuable skills in evaluating the financial, strategic and operational implications of potential transactions, while his experience as a private investor and financial advisor will aid our board in evaluating such transactions from an investor’s perspective. Mr. Pittman was recently appointed to our board by PostRock and will act as a liaison with PostRock to ensure our board has continuing dialogue with our largest unitholder.

Since our initial public offering, all of our Class B managers have been re-elected by our unitholders. CEPM elects its Class  A managers concurrent with our annual meeting.

Corporate Governance

Board Leadership Structure and Risk Oversight

Our board has three independent members as Class B managers and two managers appointed by CEPM as Class A managers. Our independent board members are currently serving or have served as members of senior management of other public companies and have served as managers or directors of other public companies. We have four board committees comprised solely of independent managers, with each of these committees having an independent manager serving as chair of the committee. We believe that the number of independent, experienced managers that make up our board benefits our Company and our unitholders.

Under our operating agreement and corporate governance guidelines, the chairman of the board is responsible for:

•	chairing board meetings;

•	scheduling and setting the agendas for board meetings; and

•	providing information to board members in advance of each board meeting.

In addition, the board of managers has designated the chairman of the nominating and corporate governance committee to act as its “Lead Manager.” In that capacity, the current chairman, Mr. Seitz, has the following duties and authority:

•	presiding at all board meetings where the chairman of the board of managers is not present;

•	serving as a liaison between the chairman of the board of managers and the independent managers;

•	approving information sent to the board and agendas and meeting schedules for board meetings;

•	calling meetings of the non-management managers;

•	ensuring his availability for direct consultation upon request of a major unitholder;

•	chairing the executive session of non-management managers; and

•	serving as a contact for unitholder complaints, other than those involving auditing/accounting matters.

Interested parties may communicate directly with Mr. Seitz in his capacity as Lead Manager by writing to the Secretary, Constellation Energy Partners LLC, 1801 Main Street, Suite 1300, Houston, Texas 77002.

In accordance with NYSE MKT requirements, our audit committee charter provides that the audit committee is responsible for overseeing the risk management function in the Company. While the audit committee has primary responsibility for overseeing risk management, our entire board of managers is actively involved in overseeing risk management for the Company. For example, on at least a quarterly basis, our audit committee and our full board receive a risk management report from the company’s chief financial officer. The full board also engages in periodic discussion with other Company officers as the board may deem appropriate. In addition, each of our board committees considers the risks within its area of responsibilities. For example, our compensation committee considers the risks that may be implicated by our executive compensation programs. We believe that the leadership structure of our board supports the board’s effective oversight of our risk management.

On an annual basis, as part of our review of corporate governance, the board evaluates our board leadership structure to ensure that it remains the optimal structure for our Company and our unitholders. We recognize that different board leadership structures may be appropriate for companies with different histories and cultures, as well as companies with varying sizes and performance characteristics. We believe our current leadership structure, under which our chairman of the board and each of the board committees are chaired by independent managers and a Lead Manager assumes specified responsibilities, remains the optimal board leadership structure for our Company and our unitholders at this time.

During 2011, the board of managers met 9 times. Each manager attended at least 75% of the meetings of the board and of each committee on which he served.

The board of managers has adopted a policy that encourages each manager to attend the annual meeting of unitholders. All of the persons then serving as our managers attended the 2011 annual meeting of unitholders.

Committees of the Board of Managers

Audit Committee

As described in the audit committee charter, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent public accountants to audit our financial statements, including assessing the independent auditor’s qualifications and independence, and establishes the scope of, and oversees, the annual audit. The committee also approves any other services provided by public accounting firms. The board has delegated to the audit committee the review and approval of our decision to enter into derivative transactions and our exemption from the swap clearing and swap execution requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). The audit committee provides assistance to the board in fulfilling its oversight responsibility to the unitholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of our internal audit function. The audit committee oversees our system of disclosure controls and procedures and system of internal controls regarding financial, accounting, legal compliance and ethics that management and our board of managers established. In doing so, it will be the responsibility of the audit committee to maintain free and open communication between the committee and our independent auditors, the internal accounting function and management of our Company.

The board of managers has determined that the chairman of the audit committee is an “audit committee financial expert” as that term is defined in the applicable rules of the SEC.

The audit committee held 5 meetings in 2011. Mr. Langdon is chairman, and Messrs. Seitz and Bachmann are members.

Compensation Committee

As described in the compensation committee charter, the compensation committee establishes and reviews general policies related to our compensation and benefits. The compensation committee determines and approves, or makes recommendations to the board of managers with respect to, the compensation and benefits of our board of managers and our named executive officers and employees.

The compensation committee held 8 meetings in 2011. Mr. Seitz is chairman, and Messrs. Bachmann and Langdon are members.

Conflicts Committee

Our board of managers has established a conflicts committee to review specific matters that the board believes may involve conflicts of interest, including transactions with related persons such as PostRock, Exelon or their affiliates or our managers and executive officers. The conflicts committee determines if the resolution of the conflict of interest is fair and reasonable to our Company. Our operating agreement provides that members of the conflicts committee may not be officers or employees of our Company, or directors, officers or employees of any of our affiliates, and must meet the independence standards for service on an audit committee of a board of directors as established by NYSE MKT and SEC rules. Any matters approved by the conflicts committee will be conclusively deemed to be fair and reasonable to our Company and approved by all of our unitholders. However, the board is not required by the terms of our operating agreement to submit the resolution of a potential conflict of interest to the conflicts committee, and may itself resolve such conflict of interest if the board determines that (i) the terms of the related person transaction are no less favorable to us than those generally being provided to or available from unrelated third parties or (ii) the transaction is fair and reasonable to us, taking into account the totality of the relationships between the parties involved. Any matters approved by the board in this manner will be deemed approved by all of our unitholders.

The conflicts committee held 6 meetings in 2011. Mr. Bachmann is chairman, and Messrs. Seitz and Langdon are members.

Nominating and Governance Committee

As described in the nominating and governance committee charter, the nominating and governance committee nominates candidates to serve on our board of managers. The nominating and governance committee is also responsible for monitoring a process to review manager, board and committee effectiveness, developing and implementing our corporate governance guidelines, recommending committee members and committee chairpersons and otherwise taking a leadership role in shaping the corporate governance of our Company.

The nominating and governance committee held 4 meetings in 2011. Mr. Seitz is chairman, and Messrs. Bachmann and Langdon are members.

We maintain on our website, www.constellationenergypartners.com, copies of the charters of each of the committees of the board of managers (except the conflicts committee which does not have a charter), as well as copies of our Corporate Governance Guidelines, Code of Ethics for Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Code of Business Conduct and Ethics. Copies of these documents are also available in print upon request of our Corporate Secretary. The Code of Business Conduct and Ethics provides guidance on a wide range of conduct, conflicts of interest and legal compliance issues for all of our managers, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. We will post any amendments to, or waivers of, the Code of Business Conduct and Ethics applicable to our Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer on our website.

Executive Officers

The following sets forth information with respect to our current executive officers:

Stephen R. Brunner, age 54, has served as our President and Chief Executive Officer since March 2008 and our Chief Operating Officer since February 2008. He has also served as a member of our board of managers from December 2008 until August 2011. Mr. Brunner also served as Vice President for Constellation Energy Commodities Group, Inc. (“CGG”) from February 2008 to January 2009. From 2001 until November 2007, Mr. Brunner served as Executive Vice President, Operations of Pogo Producing Company, an oil and gas exploration company.

Charles C. Ward, age 52, has served as our Chief Financial Officer and Treasurer since March 2008. Mr. Ward also served as a Vice President of CCG from November 2005 until December 2008. Prior to that time, he was a Vice President of Enron North America Corp. from March 2002 to November 2005.

Michael B. Hiney, age 44, has served as our Chief Accounting Officer since March 2008. He also served as a Vice President of CCG from July 2006 until December 2008 where he served as Controller for Constellation Energy Partners. During the 16 years prior to that time, he held various positions at El Paso Exploration and Production Company, including Director and Assistant Controller from 2004 to June 2006.

Lisa J. Mellencamp, age 57, has served as our General Counsel and Secretary since January 2009. She served as Associate General Counsel for Constellation Energy Resources from March 2008 until December 2008 and as Senior Counsel of CCG from March 2005 to February 2008. Prior to that time she was Associate General Counsel at Duke Energy Americas from July 2003 to March 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our managers and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership of our equity securities and reports of changes in ownership of our equity securities with the SEC. Such persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and managers, we believe that during 2011 all Section 16(a) reporting persons complied with all applicable filing requirements in a timely manner.

Nominations for Manager

The board of managers seeks diverse candidates who possess the background, skills and expertise to make a significant contribution to the board of managers, us and our unitholders. Annually, the nominating and corporate governance committee reviews the qualifications and backgrounds of the managers, as well as the overall composition of the board of managers, and recommends to the full board of managers the slate of Class B manager candidates to be nominated for election at the next annual meeting of unitholders. The board of managers has adopted a policy whereby the nominating and corporate governance committee will consider the recommendations of unitholders with respect to candidates for election to the board of managers and the process and criteria for such candidates will be the same as those currently used by us for manager candidates recommended by the board of managers or management.

Our Corporate Governance Guidelines, a copy of which is maintained on our website, www.constellationenergypartners.com, include criteria that are to be considered by the nominating and corporate governance committee and board of managers in considering candidates for nomination to the board of managers. These criteria require that a candidate:

•	has the business and/or professional knowledge and experience applicable to us, our business and the goals and perspectives of our unitholders;

•	is well regarded in the community, with a long-term, good reputation for highest ethical standards;

•	has good common sense and judgment;

•	has a positive record of accomplishment in present and prior positions;

•	has an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which he or she may serve; and

•	has the time, energy, interest and willingness to become involved with us and our future.

Within our Corporate Governance Guidelines there is no specific requirement that the nominating and corporate governance committee or the board of managers consider diversity in identifying candidates for nomination to the board of managers.

A unitholder who wishes to recommend to the nominating and corporate governance committee a nominee for manager for the 2013 annual meeting of unitholders should submit the recommendation in writing to the Secretary, Constellation Energy Partners LLC, 1801 Main Street, Suite 1300, Houston, Texas 77002 so it is received by July 28, 2013 but not earlier than June  28, 2013.

Unitholder Communications

The board of managers has adopted a policy whereby any communications from our unitholders to the board of managers must be directed to our Secretary, who will (i) determine whether any of such communications are significant, and promptly forward significant communications to the board of managers, and (ii) keep a record of all unitholder communications that the Secretary deems not to be significant and report such communications to the board of managers on a periodic basis, but not less frequently than quarterly.

Any unitholder who wishes to communicate to the board of managers may submit such communication in writing to the Secretary, Constellation Energy Partners LLC, 1801 Main Street, Suite 1300, Houston, Texas 77002.

Related Person Transactions

Through subsidiaries, PostRock, Exelon and Essex Equity Capital Management, LLC (“Essex”) own a portion of our outstanding units, in addition to the shares held directly by Volosin Adrian and Investment Partners Asset Management, Inc. (“Investment Partners”). As of October 25, 2012, CEPM, a subsidiary of PostRock, owns all of our Class A units and 5,918,894 of our Class B common units. Constellation Energy Partners Holdings, LLC (“CEPH”), a subsidiary of Exelon, owns all of our Class C management incentive interests and all of our Class D interests. Essex, Volosin Adrian and Investment Partners own 2,168,312, 1,195,000 and 1,211,665 of our Class B common units, respectively.

As discussed above under “Committees of the Board of Managers—Conflicts Committee,” either our board of managers or the board’s conflicts committee reviews all related person transactions. Our board of managers has established a conflicts committee to review specific matters that the board believes may involve conflicts of interest, including transactions with related persons such as PostRock, Exelon or their affiliates, including CEPM and CEPH. The conflicts committee determines if the resolution of the conflict of interest is fair and reasonable to our Company. Our operating agreement provides that members of the conflicts committee may not be officers or employees of our Company, or directors, officers or employees of any of our affiliates, and must meet the independence standards for service on an audit committee of a board of directors as established by NYSE MKT and SEC rules. Any matters approved by the conflicts committee will be conclusively deemed to be fair and reasonable to our Company and approved by all of our unitholders. For 2011, there were no related party transactions with PostRock, Exelon or their affiliates that were reviewed or required to be reviewed by the conflicts committee other than a partial review of the initial agreement between Constellation Energy Group, Inc. (“CEG”) and PostRock regarding the sale of all of CEG’s interests in our Company to PostRock which was not consummated on the terms presented. Our board is not required by the terms of our operating agreement to submit the resolution of a potential conflict of interest to the conflicts committee, and may itself resolve such conflict of interest if the board determines that (i) the terms of the related person transaction are no less favorable to us than those generally being provided to or available from unrelated third parties or (ii) the transaction is fair and reasonable to us, taking into account the totality of the relationships between the parties involved. Any matters approved by the board in this manner will be deemed approved by all of our unitholders.

Distributions and Payments to PostRock Entities

The following summarizes the distributions and payments made or to be made by us to PostRock and its subsidiaries, including CEPM, in connection with our ongoing operations and any liquidation of us.

Distributions of available cash to CEPM

We generally make any cash distributions 98% to common unitholders, including CEPM, and 2% to CEPM in respect of its Class A units. During 2011 and 2010, CEPM received no distributions on its Class A units or on its Class B common units.

Conversion of Class A units

Generally, if the common unitholders vote to eliminate the special voting rights of the holder of our Class A units, the Class A units will be converted into Class B common units on a one-for-one basis. Should CEPM’s Class A units convert into Class B common units, CEPM will receive any cash distributions on its Class B common units.

PostRock as an “Interested Unitholder”

On August 8, 2011, PostRock announced that it had acquired all of our Class A units and 3,128,670 of our Class B common units in a transaction with CEG. As a result of the transaction, PostRock became entitled to appoint two Class A managers to our board of managers. On December 19, 2011, PostRock acquired CEG’s remaining 2,790,224 Class B common units. The units acquired in these two transactions in aggregate represented a 26.4% interest in us as of December 31, 2011. Approval of these transactions was neither required nor given by our board of managers or conflicts committee. We believe PostRock is now an “interested unitholder” under Section 203 of the Delaware General Corporation Law, which our operating agreement makes applicable to us (although we are a limited liability company). Section 203 as it applies to us prohibits an interested unitholder, defined as a person who owns 15% or more of our outstanding units entitled to vote generally in the election of managers, from engaging in business combinations with us for three years following the time such person becomes an interested unitholder without the prior approval of our board of managers and the vote of 66 2/3% of our outstanding Class B common units, excluding those held by the interested unitholder. Section 203 broadly defines “business combination” to encompass a wide variety of transactions with or caused by an interested unitholder, including mergers, asset sales and other transactions in which the interested unitholder receives a benefit on other than a pro rata basis with other unitholders. As a result, our ability to enter into certain transactions with PostRock or its affiliates is limited. The approval and adoption of Proposal No. 2 and Proposal No. 3 will not change the foregoing analysis under Section 203.

Liquidation

Upon our liquidation, the unitholders, including CEPM, as a common unitholder and as the holder of the Class A units that are then outstanding, will be entitled to receive liquidating distributions according to their respective capital account balances.

Distributions and Payments to Exelon Entities

The following summarizes the distributions and payments made or to be made by us to Exelon and its subsidiaries, including CCG and CEPH, in connection with our ongoing operations and any liquidation of us.

Distributions of available cash to CEPH

We generally make any cash distributions 98% to common unitholders. If distributions exceed the Target Distribution (as defined in our operating agreement) and certain other requirements are met, CEPH will be entitled in respect of its Class C management incentive interests to 15% of distributions above the Target Distribution. None of these applicable requirements have been met, and, as a result, CEPH has not been entitled to receive any Class C management incentive interest distributions.

Conversion of Class C management incentive interests

Generally, if the common unitholders vote to eliminate the special voting rights of the holder of our Class A units, the Class A units will be converted into Class B common units on a one-for-one basis, and CEPH will have the right to elect to convert its Class C management incentive interests into Class B common units at fair market value. Should CEPH’s Class C management incentive interests convert into Class B common units, CEPH will receive any cash distributions on its Class B common units.

Liquidation

Upon our liquidation, the unitholders, including CEPH as the holder of the Class C management incentive interests and Class D interests that are then outstanding, will be entitled to receive liquidating distributions according to its respective capital account balances.

Omnibus Agreement

At the closing of our initial public offering in November 2006, we entered into an omnibus agreement with CCG, now a subsidiary of Exelon. Under the omnibus agreement, CCG agreed to indemnify us against certain liabilities relating to:

•

for a period of six years and 30 days after our initial public offering, any of our income tax liabilities, or any income tax liability attributable to our operation of our properties, in each case relating to periods prior to the closing of our initial public offering;

•	legal actions pending against CEG or us at the time of our initial public offering;

•

events and conditions associated with the ownership by CEG or its affiliates of the undivided mineral interest in certain of our properties in the Robinson’s Bend Field for depths generally below 100 feet below the base of the lowest producing coal seam; and

•

for a period of one year after our initial public offering, any miscalculation in the amount payable to the Torch Royalty Trust in respect of the net profits interest for any period prior to our initial public offering, provided that (i) such miscalculation relates to amount(s) payable no more than four years prior to our initial public offering and (ii) the aggregate amount payable by CCG pursuant to this bullet point does not exceed $0.5 million.

We made a claim under the omnibus agreement to CCG as a result of the litigation with respect to the Torch Royalty Trust net profits interest calculation for periods prior to our initial public offering. CCG has reimbursed us for one half of our legal costs associated with litigation related to the trust and for one half of the $1.2 million settlement which was effective in June 2011.

Trademark License

In connection with our initial public offering, CEG granted a limited license to us for the use of certain trademarks in connection with our business. The license will terminate upon the elimination of the right of the holder or holders of our Class A units to appoint the Class A managers pursuant to our operating agreement. The license did not terminate upon the sale by CEG of our Class A units to PostRock. CEG will indemnify us from any third-party claims alleging trademark infringement that may arise out of our use of the CEG trademarks under the license. No amounts were paid under this agreement during 2011 or 2010.

Audit Committee Report

The role of the audit committee of the board of managers is to assist the board of managers in its oversight of Constellation Energy Partners’ responsibility relating to: (i) the integrity of Constellation Energy Partners’ financial statements; (ii) compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications and independence; (iv) the performance of Constellation Energy Partners’ internal auditors and independent registered public accounting firm; (v) risk assessment; and (vi) risk management. We operate pursuant to a charter, a copy of which is available on Constellation Energy Partners’ website at www.constellationenergypartners.com. Management of Constellation Energy Partners is responsible for the preparation, presentation and integrity of Constellation Energy Partners’ financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing Constellation Energy Partners’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The independent registered public accounting firm has free access to the audit committee to discuss any matters it deems appropriate.

In the performance of our oversight function, we have considered and discussed the audited financial statements with management and the independent registered public accounting firm. We rely without independent verification on the information provided to us and on the representations made by management and the independent registered public accounting firm. We have discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard AU380, Communication with Audit Committees, as currently in effect. Finally, we have received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board, as currently in effect, and have considered whether the provision of non-audit services by the independent registered public accounting firm to Constellation Energy Partners is compatible with maintaining the independent registered public accounting firm’s independence and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon the reports and discussions described in this report, we recommended to the board of managers that the audited financial statements be included in Constellation Energy Partners’ Annual Report on Form 10-K, as amended, for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Richard S. Langdon, Chairman

Richard H. Bachmann

John N. Seitz

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our units held by:

•	each unitholder who is a beneficial owner of more than 5% of our outstanding units;

•	each of our managers and named executive officers; and

•	our managers and named executive officers as a group.

The amounts and percentage of common units and Class A units beneficially owned are reported on the basis of the SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, and/or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Percentage of total units beneficially owned is based on 23,689,068 common units and 483,450 Class A units outstanding. Except as indicated by footnote, to our knowledge the persons named in the table below have sole voting and investment power with respect to all units shown as beneficially owned by them, subject to community property laws where applicable. The address of all of our managers and named executive officers is c/o Constellation Energy Partners LLC, 1801 Main Street, Houston, Texas 77002. Ownership amounts are as of October 25, 2012.

	Common Units Beneficially Owned		Class A Units Beneficially Owned		Percentage of Total Units Beneficially Owned
Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage
PostRock Energy Corporation(1)	5,918,894	24.9%	483,450	100%	26.4%
Volosin Adrian(2)	1,195,000	5.0%			4.9%
Essex Equity Capital Management, LLC(3)	2,168,312	9.1%	—	—	9.0%
Investment Partners Asset Management, Inc.(4)	1,211,665	5.0%	—	—	5.1%
Richard H. Bachmann	60,612	*	—	—	*
Stephen R. Brunner	712,722	3.0%	—	—	2.9%
John R. Collins	—	—	—	—	—
Michael B. Hiney	104,708	*			*
Richard S. Langdon	40,100	*	—	—	*
Lisa J. Mellencamp	185,380	*			*
Gary M. Pittman	—	—	—	—	—
John N. Seitz	51,612	*	—	—	*
Charles C. Ward	305,341	1.3%	—	—	1.3%
All managers and named executive officers as a group (9 persons)	1,448,475	6.1%	—	—	6.0%

*	Less than 1%

(1)

Ownership data as reported on Schedule 13D filed on December 20, 2011, by Constellation Energy Partners Management, LLC, PostRock Energy Corporation, White Deer Energy L.P., White Deer Energy TE L.P., White Deer Energy FI L.P., Edelman & Guill Energy L.P., Edelman & Guill Energy Ltd., Thomas J. Edelman, and Ben A. Guill. PostRock Energy Corporation, through its direct ownership of Constellation Energy Partners Management, LLC, may be deemed to beneficially own the Class B common units and Class A units held by Constellation Energy Partners Management, LLC. The address of PostRock Energy Corporation and Constellation Energy Partners Management, LLC is 210 Park Avenue, Oklahoma City, Oklahoma 73102. The address of the other entities reported is White Deer Energy L.P., 667 Madison Avenue, 4thfl., New York, New York 10065.

(2)	Ownership data as reported on Schedule 13G filed on September 13, 2011 by Volosin Adrian and TOTUS s.r.o. The filing lists 415,000 Class B common units owned by Volosin Adrian and 780,000 Class B common units by TOTUS s.r.o., of which they have the sole power to vote, direct the vote, dispose of or direct the disposition of the units. The address of Volosin Adrian and TOTUS s.r.o is Dubovicka Roven 13, Lipany, 08271 Slovak Republic.

(3)

Ownership data as reported on Schedule 13G filed on February 14, 2012, by Essex Equity Capital Management, LLC, Essex Equity Joint Investment Vehicle, LLC, Richmond Hill Investment Co., LP, Richmond Hill Capital Management, LLC, Richmond Hill Advisors, LLC, and Ryan P. Taylor. The address of Essex Equity Capital Management, LLC is 375 Hudson Street, 12th Floor, New York, New York 10014. The filing lists 2,020,896 Class B common units owned by Essex Equity Joint Investment Vehicle, LLC and 147,416 Class B common units owned by Richmond Hill Capital Partners, LP, of which they have sole voting power and shared voting power, respectively.

(4)	Ownership data as reported on Schedule 13D filed on October 23, 2012, by Investment Partners Asset Management, Inc., a registered investment advisor. The address of Investment Partners Asset Management, Inc. is One Highland Avenue, Metuchen, New Jersey 08840. The filing lists 252,923 Class B common units over which Investment Partners Asset Management, Inc. has sole voting and dispositive power and 958,742 Class B common units over which it has shared voting and dispositive power.

Executive Compensation

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis provides a description of the material elements of our executive compensation programs, as well as perspective and context for decisions made during 2011 regarding the compensation for our named executive officers who are identified below:

•	Mr. Stephen R. Brunner, Chief Executive Officer, Chief Operating Officer and President

•	Mr. Charles C. Ward, Chief Financial Officer and Treasurer

•	Ms. Lisa J. Mellencamp, General Counsel and Secretary

•	Mr. Michael B. Hiney, Chief Accounting Officer and Controller

Executive Summary

Our overall compensation structure is designed to align our executives’ compensation with our business strategies and annual business plan that is approved by our board of managers. We maintain a compensation mix that includes a fixed base salary, short-term annual performance-based cash bonus awards, and long-term incentives including unit-based compensation.

During 2011, our Company’s performance exceeded or achieved the metrics and goals set forth in our 2011 business plan that was approved by our board of managers. Most importantly, we successfully reduced our debt from a high of $220.0 million in 2009 to $88.4 million at October 25, 2012.

Compensation Philosophy

Our compensation philosophy is founded on the guiding principles that the Company’s compensation programs will be:

•	aligned with the long-term interest of the company’s unitholders;

•	performance-based to motivate strong Company and individual performance and reward management for achieving results;

•	competitive with market practices to enable the Company to attract and retain management and technical talent;

•	flexible to optimize the value and efficiency of compensation programs; and

•	transparent, straightforward, and well-communicated to facilitate a strong understanding by all stakeholders, both internally and externally.

In developing our compensation program, we have considered: 1) the necessity of transitioning and inducing our management from being employees of an affiliate of our former sponsor to being employees of our Company, 2) the positioning of our Company in its life cycle to ensure that we have the necessary leadership, experience and technical skills to operate our Company, 3) the current competitive environment for oilfield executive and managerial talent, and 4) the Company’s performance.

Our compensation policies were also intended to focus the efforts of our named executive officers and our employees on the achievement of our 2011 business plan which included both operational and financial targets. The actual compensation awarded to individuals is generally based on the Company’s achievement of its annual business plan that was reviewed and approved by our board of managers as well as each individual’s contribution toward meeting the plan.

Role of the Compensation Committee, Board of Managers, and Management

Our compensation committee consists of three managers who are all independent under the independence standards established by NYSE MKT and SEC rules. The committee establishes and reviews general policies related to our compensation and benefits, and annually reviews and approves the compensation paid to our executive officers and non-employee managers. The committee also approves the annual performance-based bonus award pool and long-term incentive equity awards for all employees.

Our Chief Executive Officer makes recommendations to the compensation committee regarding the compensation for the executive officers, other than himself. Specific recommendations include base salary adjustments, targets and goals for the annual performance-based bonus plan, and long-term incentive awards. The committee considers and, in its sole discretion, makes the final determination about compensation actions for the Chief Executive Officer. The committee also recommends to our board of managers compensation actions for the other executive officers, which our board of managers, in its sole discretion, finally determines.

When assessing compensation actions for the Chief Executive Officer and the other executive officers, the compensation committee considers several factors including comparative market data, the level of achievement of our annual business plan, our performance against our peer group, individual executive officer performance, scope of job responsibilities, and the individual’s industry experience, technical skills and tenure with the Company.

Role of the Compensation Consultant

Our compensation committee is authorized to retain compensation consultants at Company expense and obtain any compensation surveys or reports regarding the design and implementation of compensation programs that it may find necessary in designing, implementing or administering compensation programs. During 2011, the committee retained Meridian Compensation Partners, LLC (“Meridian”). The committee confirmed the retention of Meridian after a review of the independence factors included in the Dodd-Frank Act for compensation consultants and considering Meridian’s independence based on such factors. The amount paid to Meridian in 2011 was less than $150,000.

Benchmarking Compensation

During the first quarter of 2011, the compensation committee reviewed the compensation levels for our named executive officers. The committee examined comparable market compensation data contained in oil and gas exploration and production (E&P) industry compensation surveys and an executive compensation analysis prepared by Meridian. As part of this review, Meridian assessed the overall competitiveness of the compensation of our named executives relative to a peer group of E&P companies selected based on several factors including assets, revenues, reserves, standardized measure, market capitalization, enterprise value, and scope of operations. The resulting peer group used to benchmark compensation for the named executive officers included the following companies:

•	Brigham Exploration Company;

•	Carrizo Oil & Gas, Inc.;

•	Crimson Exploration Inc.;

•	Gastar Exploration Ltd.;

•	GMX Resources Inc.;

•	PetroQuest Energy, Inc.;

•	PostRock Energy Corporation;

•	Rosetta Resources Inc.;

•	Stone Energy Corporation; and

•	Vanguard Natural Resources, LLC.

The compensation committee believed the peer companies provided an overall fit with our geographic footprint and our strategic focus on unconventional natural gas resources.

The E&P industry surveys indicated that the 2010 compensation levels for our named executive officers were below median levels of comparable companies. The Meridian analysis confirmed that the target total compensation for our named executive officers was positioned below the 25th percentile of peer benchmark levels. Additional review of E&P industry survey data indicated that the 2010 compensation levels for our named executive officers were below median levels of comparable companies.

Based on these outcomes, the compensation committee undertook actions for 2011 that would narrow the gap between our compensation levels and the benchmark median. As discussed below, the compensation committee increased the 2011 base salaries for our named executive officers and granted unit-based awards under our 2009 Omnibus Incentive Compensation Plan to our named executive officers. These actions were necessary in order to make our compensation more comparable with market practices and to enable the Company to retain management and operational and technical talent needed to operate the business.

Elements of Compensation

With the help of our compensation consultant, we have developed a compensation mix that includes 1) a fixed base salary, 2) short-term annual performance-based cash bonus awards, and 3) long-term incentives including unit-based compensation.

The following is a discussion of the major components of our compensation program.

Fixed Base Salary

Our fixed base salaries are intended to provide a market-competitive level of cash compensation to recognize the skills and experience of our named executives. Base salaries are reviewed annually with adjustments made based on market conditions, individual performance, and internal equity considerations.

During 2010, in light of market conditions and our desire to reduce expenses to provide for additional funds to reduce our outstanding debt level, the compensation committee determined it would be appropriate to freeze base salaries at the 2009 levels for our named executive officers and all employees except for salary increases related to promotions. This contributed to base salaries for certain of our employees falling below comparable market salaries, including the named executive officers. For 2011, the compensation committee approved ten percent increases to the base salaries for our named executive officers to improve their overall competitive positioning; specifically, the 2011 base salaries for the named executives were as follows:

•	Mr. Brunner—$330,000

•	Mr. Ward—$247,500

•	Ms. Mellencamp—$220,000

•	Mr. Hiney—$192,500

Following these increases, Mr. Brunner’s base salary remained below the 25th percentile of benchmark peer group base salary levels; Messrs. Ward and Hiney and Ms. Mellencamp were positioned approximately 10% below median benchmark peer group base salary levels.

Short-term Annual Performance-Based Bonus Awards

We maintain a short-term annual performance-based bonus award program covering all of our employees, including our named executive officers. The goal of our performance-based bonus award program is to motivate and reward both financial and operational contributions for the achievement of our annual business plan. Our annual business plan is reviewed and approved by our board of managers. Our compensation committee establishes the annual performance-based bonus award pool at the end of the year after reviewing the Company’s performance during the year. The target and maximum bonus opportunities specified for our named executive officers were based on Meridian’s input and market data. The target bonus opportunities (as a percentage of base salary) were generally set at the median of the respective peer group benchmarks. Target bonus opportunities in 2011 for each of the named executives were specified as a percentage of his or her base salary, pursuant to their employment agreements, as follows:

•	Mr. Brunner—100%

•	Mr. Ward—75%

•	Ms. Mellencamp—65%

•	Mr. Hiney—55%

The target bonus opportunities generally approximated the median of each named executive’s respective peer group benchmark levels and, when applied to base salaries, were intended to target total cash compensation near median peer group benchmark levels. The named executives may earn up to two times their target bonus opportunity based on the Company’s performance. Earned short-term cash performance-based awards are paid in March of the following year. Prior to payment of any awards, the compensation committee is required to review and confirm the Company’s performance against our annual business plan to determine and approve the recommended level of performance-based awards for the Chief Executive Officer. The full board of managers is required to perform the same review to determine and approve the recommended level of performance-based awards for the named executive officers other than our Chief Executive Officer.

For 2011 the compensation committee reviewed the Company’s performance and approved the payout of bonus awards for our named executive officers at 130% of target levels for each named executive officer, as follows:

•	Mr. Brunner—$429,000

•	Mr. Ward—$241,313

•	Ms. Mellencamp—$185,900

•	Mr. Hiney—$137,638

These payouts were based, in the compensation committee’s and board of managers’ sole discretion and business judgment at the time of determination, upon satisfactory achievement of our 2011 business plan goals, including those relating to production, operating expenses, drilling capital efficiency, debt reduction, and the Company’s corporate strategy, as well as positioning the Company to consider reinstating a cash distribution to unitholders in 2012 and developing an inventory of oil opportunities for the Company. The compensation committee and the board of managers also considered the individual performance of each named executive. Specific individual performance considerations were as follows:

•

Mr. Brunner—implementation of our Company strategy, demonstrated ability to improve our operational execution, capital efficiency, risk management and financial performance, and ability to manage the organization to focus on personnel safety, environmental stewardship and regulatory compliance;

•

Mr. Ward—management of the Company’s borrowing base, reduction in the Company’s debt balance to below $100.0 million, leadership of the Company’s business development and acquisition activities, and execution of our risk management plans;

•

Ms. Mellencamp—support in organizing Company records, additional responsibilities of supervising land staff and environmental, health and safety matters, and efforts to favorably resolve outstanding litigation and legal matters; and

•

Mr. Hiney—leadership of the accounting and tax functions, efforts to consolidate the Company’s accounting outsource providers, the reduction of costs for administrative and overhead functions, and efforts to comply with SEC disclosure changes, trends and best practices.

Long-term Incentives

Our long-term incentive program is intended to encourage our named executive officers, key employees, and consultants to focus on our long-term performance and to align their interests with the interests of our unitholders. The program also provides an opportunity for increased equity ownership, which fosters retention, and assists in maintaining competitive levels of total compensation. Long-term incentive awards are made pursuant to the 2009 Omnibus Incentive Compensation Plan or the Long-Term Incentive Plan, as applicable. The plans provide for a variety of unit-based and performance-based awards, including unit options, restricted units, unit grants, notional units, unit appreciation rights, performance awards and other unit-based awards. Awards under these plans may be paid in cash, units, or any combinations thereof as determined by the compensation committee.

In 2011, the compensation committee approved grants of unit-based awards to each of the named executive officers. The number of unit-based awards granted to each named executive was determined based on the committee’s assessment of competitive long-term incentive awards and the intent to target the total compensation of each of the named executive officers near their respective median benchmark levels. Below are the unit awards granted to the named executive officers in 2011 (each unit has a value of $100):

•	Mr. Brunner—10,000 units

•	Mr. Ward—3,500 units

•	Ms. Mellencamp—3,000 units

•	Mr. Hiney—1,500 units

Pursuant to these awards, which will be settled in cash, executives may earn between 0% and 200% of the number of units granted based on the achievement of absolute CEP unit price targets during a three-year performance period from January 2011 through December 2013. The selection of price targets as the performance metric for the unit-based awards is intended to align the compensation of the named executive officers with the creation of value for our unitholders and an increase in the trading price of our units. Accordingly, awards may be earned based on the following schedule which defines CEP unit price targets and corresponding cash payout levels:

•	Threshold—50% cash payout at $3.50/CEP unit

•	Target—100% cash payout at $4.00/CEP unit

•	Stretch—200% cash payout at $6.00/CEP unit

Cash payouts for results between these points will be interpolated on a linear basis. Failure to achieve the threshold CEP unit price will result in no cash payout of the awards granted. The determination of the level of achievement and number of unit-based awards earned will be based on a calculation of CEP’s unit price at the end of the performance period. This price calculation will be based on the average of the closing daily prices for the final 20 trading days of the performance period. In addition, the unit-based awards will vest earlier if any of the following events occur: a “change of control,” a “PostRock ownership event,” death of the executive, delivery by the Company of a “disability notice” with respect to the executive, or an “involuntary termination” of the executive (with each of the foregoing terms having the corresponding definitions set forth in the respective employment agreement with the Company). As of October 25, 2012, none of such events has yet occurred. Any cash payment will be made at the end of the performance period except in the case of certain change of control events, which may accelerate payment. The program is intended to benefit our unitholders by focusing the recipient’s efforts on increasing our absolute unit price over the performance period.

Executive Inducement Bonus Program

In 2009, an Executive Inducement Bonus Program of 300,000 common units was adopted and approved by our board of managers without unitholder approval in reliance on the exemption provided in NYSE Arca rule 5.3(d)(5)(A). The units granted under this program were the unit-based component of the one-time inducement bonuses for our named executive officers described below. After the vesting of 125,615 common units to our named executives (50% on January 1, 2010 and 50% on January 1, 2011), we cancelled the 174,385 units which were unissued under the program.

In 2009, to encourage employees of our former sponsor to become employees of CEP, we adopted a one-time, inducement sign-on bonus program that was paid to our named executives in a combination of approximately 75% in cash and approximately 25% in unit-based compensation, as well as to certain other key employees in 100% cash. The inducement bonuses vested 50% on January 1, 2010 and 50% on January 1, 2011. These inducement bonuses were intended to encourage retention and to provide a bridge from our former sponsor’s compensation policies to those of CEP and were a key part of the effort to transition the remaining employees and services being provided by our former sponsor under a management services agreement to us. For our named executive officers, the inducement bonus was also intended to bring their total compensation for 2009 to just above the 50th percentile of the peer group industry median according to a survey done by our compensation consultant at such time. Without the inducement awards, their total compensation, assuming a target performance bonus award, would have been from approximately 10% to 20% below the peer group industry median. The unit-based component of the inducement bonuses for our named executive officers was also intended to align management with the interest of our unitholders. Messrs. Brunner, Ward and Hiney and Ms. Mellencamp received cash and unit inducement awards in an aggregate amount of $616,727, $462,546, $359,758, and $411,150, respectively (based on the grant date fair value of the unit awards). The amount of the awards was based on the compensation committee’s discretion of an appropriate amount and represented approximately 200% of their annual base salary. This program, which has been discontinued, was successful in retaining our named executives through the second anniversary of their employment on January 1, 2011.

Other Compensation Policies

Company Benefits

Our named executive officers are eligible to participate in Company benefit plans such as medical, dental, life, and disability insurance, 401k and flexible spending accounts on the same terms as all our employees.

Perquisites

We do not provide any perquisites for our named executive officers.

Unit Ownership Requirements

We do not require specific unit ownership targets for our named executive officers or managers. However, each of the named executive officers currently maintains significant ownership in the Company.

Hedging Policies

We have a policy that does not allow speculative or proprietary trading of derivatives that create incentives to engage in risky activities that fall outside of our annual business plan. We also have a policy that prohibits employees or managers from purchasing any financial instruments that are designed to hedge or offset any decease in the market value of our units granted to them as compensation or otherwise held directly or indirectly by them.

Compensation Risk Assessment

Our compensation committee has a risk assessment process for compensation programs and found no policies or practices that would rise to the level of being reasonably likely to have a material adverse effect on the Company. We believe our compensation programs do not encourage our employees to take excessive risks to achieve larger performance-based bonus awards or additional unit-based compensation above their individual targets.

Clawback Provisions

The employment contracts with our four named executive officers contain clawback provisions. In the event of a restatement of our financial statements that are filed with the SEC, our executives must refund the amounts actually paid by us for the performance-based bonus award for the two years immediately prior to such restatement that exceed the amounts that the committee determines, in its discretion, should have been paid for those two years based on the financial results reflected in the restated financial statements. In the event there has been a final and non-appealable judgment entered by a court of competent jurisdiction that found willful misconduct by an executive in the performance of his or her duties prior to the termination of his or her employment, all payments made in the event of a voluntary or involuntary termination must be refunded.

2012 Compensation Actions

In the fourth quarter of 2011, the compensation committee requested that Meridian conduct an updated competitive review of the compensation for our named executives. The analysis of base salary, target bonus opportunity, target cash compensation, annualized grant value of long-term incentives, and target total compensation was based on public disclosures from their selected peer group used to benchmark 2011 compensation. The review was based on an assessment of these peer companies and included an analysis of total assets, revenues, standardized measure, reserves, market capitalization, enterprise value, and scope of operations. Meridian determined that no changes to the peer group used for 2011 compensation benchmarking were necessary as the peer group provided an effective working range of competitive compensation information. The review indicated that the aggregate total compensation for our named executives was 24% below our peer benchmark median levels and was generally aligned with the 25th percentile of peer companies. Our target total cash compensation was also positioned 26% below median levels. Competitive positioning of our targeted long-term incentive award values varied by named executive but in the aggregate was positioned between the 25th percentile and the median of market levels.

As a result, the following compensation actions were taken for 2012 to improve the overall competitive positioning of our named executive officers relative to a benchmark peer group:

Fixed Base Salaries

For 2012, the compensation committee and the board of managers of the Company, as applicable, approved three percent increases to the base salaries for our named executive officers effective February 27, 2012. The 2012 base salaries for the named executives are as follows:

•	Mr. Brunner—$339,900

•	Mr. Ward—$254,925

•	Ms. Mellencamp—$226,600

•	Mr. Hiney—$198,275

Following these increases, the base salaries for our named executive officers remain positioned approximately 17% below aggregate benchmark peer group median base salary levels and target total cash compensation (after considering the bonus awards described below) is positioned 10.4% below aggregate benchmark peer group median levels. The benchmark peer group data was provided to the compensation committee by Meridian, the compensation consultant to the committee.

Short-term Annual Performance-Based Bonus Awards

The 2012 short-term target bonus opportunities (as a percentage of base salary) for each of the named executives remain at the same level as 2011, as follows:

•	Mr. Brunner—100%

•	Mr. Ward—75%

•	Ms. Mellencamp—65%

•	Mr. Hiney—55%

Long-term Incentives

On June 4, 2012, the Company made (i) a performance-based grant to be settled in Class B common units of the Company, if earned, and (ii) a performance-based grant to be settled in cash, if earned, to each of our named executive officers under the 2009 Omnibus Incentive Compensation Plan or the Long-Term Incentive Plan, as applicable, in each case based on actual performance relative to pre-determined, equally weighted 2012 goals for natural gas and oil and natural gas liquids production at stated threshold, target and maximum performance levels, as applicable.

Unit-Based Awards

The unit-based awards contain a threshold and target payout level. No award payouts will be made for actual performance below a threshold level. For performance within the target range, award payouts will be made at 100%. For actual performance between the threshold and target level, award payouts will be determined using a linear interpolation between the threshold level and the low end of the target level. Awards will be earned based upon 2012 performance and issuance of the earned units will be made on January 2, 2013, except in the case of death, disability, involuntary termination or certain change of control events, which may accelerate the unit grants. The target awards of these unit-based grants are not part of the target-level bonuses of the named executive officers under their employment agreements.

The pre-determined 2012 performance levels required for a unit-based payout on January 2, 2013, are:

Performance Level	Payout %	Natural Gas Production (weighted 50%)	Oil/NGL Production (weighted 50%)
Target	100%	from 11.4 Bcf to 14.0 Bcf*	from 144 Mbbls to 176 Mbbls*
Threshold	50%	at least 10.2 Bcf	at least 128 Mbbls

*	Achievement of the performance metric anywhere within this range will result in a payout of 100% of the target Class B common units, with a linear interpolation between the threshold performance level and the low end of the target range performance level.

The target unit grants for the named executive officers are as follows:

•	Mr. Brunner—190,114 Class B common units

•	Mr. Ward—95,057 Class B common units

•	Ms. Mellencamp—76,046 Class B common units

•	Mr. Hiney—38,023 Class B common units

The number of target units under these awards was calculated based on the 20-day simple average of the Company’s closing common unit price on NYSE MKT through April 5, 2012, or $2.63.

Cash-Based Awards

The cash-based awards contain a threshold, target and maximum payout level. No award payouts will be made for actual performance below a threshold level. For performance within the target range, award payouts will be made at 100%. For actual performance at a maximum level, award payouts will be made at 200%. For actual performance between the threshold and target level and between the target and maximum levels, award payouts will be determined using a linear interpolation between the low and high ends of the target levels, respectively. For actual performance above the target level, each executive also will be paid the cash value of the award times the corresponding percentage above the target performance level (100%) for the performance level achieved. Awards will be earned based upon 2012 performance and will be 100% vested as of December 31, 2012. Payment of the earned cash-based awards will be made on January 2, 2014, except in the case of death, disability, involuntary termination or certain change of control events, which may accelerate payment. The target cash values of the grants are part of the target-level bonuses of the named executive officers under their employment agreements.

The pre-determined 2012 performance levels required for a cash payout on January 2, 2014, are:

Performance Level	Payout %	Natural Gas Production (weighted 50%)	Oil/NGL Production (weighted 50%)
Maximum	200%	at least 15.2 Bcf	at least 192 Mbbls
Target	100%	from 11.4 Bcf to 14.0 Bcf*	from 144 Mbbls to 176 Mbbls*
Threshold	50%	at least 10.2 Bcf	at least 128 Mbbls

*	Achievement of the performance metric anywhere within this range will result in a payout of 100% of the cash value, with a linear interpolation between the threshold performance level and the low end of the target range performance level and between the high end of the target range performance level and the maximum performance level, respectively.

The target cash payouts for the named executive officers are as follows:

•	Mr. Brunner—$500,000

•	Mr. Ward—$250,000

•	Ms. Mellencamp—$200,000

•	Mr. Hiney—$100,000

On April 5, 2012, the compensation committee and board of managers made service-based grants to certain key employees other than our named executive officers. The service-based grants made to such key employees under our 2009 Omnibus Incentive Compensation Plan total approximately $1.3 million. The grants, which will be settled in cash, vest 50% on December 31, 2012, and 50% on December 31, 2013, except in the case of an involuntary termination upon certain change of control events, which may accelerate payment for certain key employees.

Summary Compensation Table

The following table sets forth the compensation of our named executive officers for 2011, 2010 and 2009:

Name and Principal Position	Year	Salary	Cash Bonus(a)	Unit Grants(b)	All Other Compensation(c)	Total
Stephen R. Brunner	2011	$330,000	$429,000	$262,100	$248,095	$1,269,195
Chief Executive Officer, Chief	2010	$300,000	$300,000	$808,176	$248,260	$1,656,436
Operating Officer, and	2009	$300,000	$300,000	$1,563,672	$18,492	$2,182,164
President(d)

Michael B. Hiney	2011	$192,500	$137,638	$39,315	$141,904	$511,357
Chief Accounting Officer and	2010	$175,000	$96,250	$88,396	$141,916	$501,562
Controller(d)	2009	$175,000	$70,000	$253,429	$10,726	$509,155

Lisa J. Mellencamp	2011	$220,000	$185,900	$78,630	$165,916	$650,446
General Counsel and	2010	$200,000	$130,000	$202,047	$167,340	$699,387
Secretary(d)	2009	$200,000	$130,000	$463,309	$12,538	$805,847

Charles C. Ward	2011	$247,500	$241,313	$91,735	$184,847	$765,395
Chief Financial Officer and Treasurer(d)	2010	$225,000	$168,750	$269,392	$187,015	$850,157
	2009	$225,000	$168,750	$651,531	$12,988	$1,058,269

(a)	The amount in this column reflects each named employee’s annual cash incentive bonus earned for 2011, 2010 and 2009 performance. The annual cash incentive bonuses were determined by our compensation committee based on assessments of both Company and individual performance. The amounts for each of Messrs. Brunner, Hiney, and Ward and Ms. Mellencamp were awarded in recognition of the achievement of overall performance at a target level in 2010 and 2009 and at an above target level in 2011.

(b)	The amount in this column reflects the grant date fair value of all unit awards in 2011, 2010, and 2009 calculated in accordance with FASB ASC Topic 718. These unit awards vest between 2012 and 2015. See Part IV. “Exhibits and Financial Statements Schedules—Notes to Consolidated Financial Statements-12. Unit-Based Compensation” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for further information.

(c)

The amount in this column reflects the vested amount of the cash portion of the one-time inducement sign-on bonus during 2011 and 2010, and the amount of matching contributions made to each employee under our 401k plan and the cost of life insurance equal to the executive officer’s salary for 2011, 2010, and 2009. The cash portion of the one-time inducement sign-on bonus for Messrs. Brunner, Ward and Hiney and Ms. Mellencamp was $225,000, $168,750, $131,250, and $150,000, respectively. The 401k plan portion for Messrs. Brunner, Ward and Hiney and Ms. Mellencamp was $22,000, $10,015, $15,185 and $15,276,

respectively. The cost of life insurance for Messrs. Brunner, Ward and Hiney and Ms. Mellencamp was $1,095, $639, $731, and $821, respectively.

(d)	Our named executive officers are eligible to participate in Company benefit plans such as medical, dental, life, and disability insurance, 401k and flexible spending accounts on the same terms as all our employees.

Grants of Plan-Based Awards for 2011

The following table sets forth the grants of plan-based awards to our named executive officers for 2011:

Name		Grant date	Compensation Committee approval date	Unit-Based Awards; number of units	Grant date fair value of units
Stephen R. Brunner	(a)	4/19/2011	4/19/2011	10,000	$262,100

				10,000	$262,100
Michael B. Hiney	(a)	4/19/2011	4/19/2011	1,500	$39,315

				1,500	$39,315
Lisa J. Mellencamp	(a)	4/19/2011	4/19/2011	3,000	$78,630

				3,000	$78,630
Charles C. Ward	(a)	4/19/2011	4/19/2011	3,500	$91,735

				3,500	$91,735

(a)	These are unit-based awards issued under the 2009 Omnibus Incentive Compensation Plan. See “—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Unit-Based Compensation—2009 Omnibus Incentive Compensation Plan.”

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards and their market value using the closing price of our common units at December 31, 2011 for our named executive officers:

	Outstanding Equity Awards at December 31, 2011
Name	Number of Restricted Units Not Vested	Number of Unit-Based Awards Not Vested	Fair Market Value of Units Not Vested	Vesting Dates
Stephen R. Brunner	89,323	—	$175,073	1/1/2012
	178,650	—	$350,154	50% from 2013 to 2014
	186,862	—	$366,250	25% from 2012 to 2015
	—	10,000	$128,600	12/31/2013

	454,835	10,000	$1,020,077
Michael B. Hiney	9,773	—	$19,155	1/1/2012
	19,548	—	$38,314	50% from 2013 to 2014
	20,439	—	$40,060	25% from 2012 to 2015
	—	1,500	$19,290	12/31/2013

	49,760	1,500	$116,819
Lisa J. Mellencamp	22,330	—	$43,767	1/1/2012
	44,665	—	$87,543	50% from 2013 to 2014
	46,717	—	$91,565	25% from 2012 to 2015
	—	3,000	$38,580	12/31/2013

	113,712	3,000	$261,455
Charles C. Ward	33,496	—	$65,652	1/1/2012
	66,995	—	$131,310	50% from 2013 to 2014
	62,288	—	$122,084	25% from 2012 to 2015
	—	3,500	$45,010	12/31/2013

	162,779	3,500	$364,056

Vested Equity Awards for the Fiscal Year

The following table sets forth the outstanding equity awards and their market value using the closing price of our common units on the vesting date for our named executive officers that were realized by each named executive officer in 2011:

	Number of Restricted Common Units Acquired on Vesting	Value Realized on Vesting
Stephen R. Brunner	163,953	$463,062
Michael B. Hiney	31,166	$88,363
Lisa J. Mellencamp	52,618	$148,910
Charles C. Ward	70,003	$198,107

Employment Agreements

During 2011, we had definitive employment agreements in effect with each of our named executive officers, which were subsequently amended and restated in 2012. Pursuant to the terms of the employment agreements in effect in 2011, each named executive officer received in 2011:

Name	Base Salary	Bonus Target	Maximum Bonus	Unit–Based Awards(a)	50% of Inducement Bonus Vesting on 1/1/2011
Stephen R. Brunner	$330,000	100%	200%	10,000 units	$225,000 cash and 26,979 restricted common units
Michael B. Hiney	$192,500	55%	80%	1,500 units	$131,250 cash and 15,738 restricted common units
Lisa J. Mellencamp	$220,000	65%	130%	3,000 units	$150,000 cash and 17,986 restricted common units
Charles C. Ward	$247,500	75%	150%	3,500 units	$168,750 cash and 20,234 restricted common units

(a)	Each of our named executive officer’s employment agreement included the right to participate in the 2009 Omnibus Incentive Compensation Plan. Any annual grants of unit-based compensation under the plan are determined by the compensation committee and the board of managers.

Termination of Employment

Each executive’s employment may be terminated at any time and for any reason by either or both of the Company and the executive. Except as described below, if the executive terminates his or her employment, all unvested or unearned awards will be forfeited. If the executive’s employment is terminated in connection with an “Involuntary Termination” at any time prior to a change of control of the Company or after two years have elapsed following a change of control, the Company will, pursuant to the terms of the employment agreements, make payments and take actions as follows (such payments and actions, the “Severance Amount”):

•

make a cash payment of (i) one and one-half times the executive’s then-current annual compensation, which includes (A) the target-level bonus plus (B) the greater of the annual base salary in effect on the date of the Involuntary Termination or the annual base salary in effect 180 days prior to the Involuntary Termination;

•	cause any unvested awards granted under the plan to become immediately vested and cause any and all nonqualified deferred compensation to become immediately nonforfeitable; and

•	cause a continuation of medical and dental benefits for one year following the Involuntary Termination.

If the executive’s employment is terminated (i) by the executive through the exercise of the Special Termination Option (described below) or (ii) in connection with an Involuntary Termination during the two-year period following a change of control of the Company, the Company will, pursuant to the terms of his or her employment agreement, make payments and take actions as follows (such payments and actions, the “Enhanced Severance Amount”);

•

make a cash payment of (i) two times the executive’s then-current annual compensation, which includes (A) the target level bonus plus (B) the greater of the annual base salary in effect on the date of the Involuntary

Termination, the annual base salary in effect 180 days prior to the Involuntary Termination, or the annual base salary in effect immediately prior to the change of control, plus (iii) the performance award and target-based grants payable under the plan for the then-current year, paid as if the target-level performance was achieved for the entire year, prorated based on the number of whole or partial months completed at the time of the Involuntary Termination;

•

cause any unvested awards granted under the 2009 Omnibus Incentive Compensation Plan to become immediately vested and cause any and all nonqualified deferred compensation to become immediately nonforfeitable;

•	cause a continuation of medical and dental benefits for one year following the change of control; and

•	provide for a full tax gross-up in connection with any excise tax levied on the items described in the preceding three bullets.

The “Special Termination Option” permits each executive to terminate his or her employment at any time within the one-year period following the acquisition by PostRock or its affiliates of at least 49% of our outstanding common units.

The Severance Amount and Enhanced Severance Amount are contingent on the execution of a release of any claims the terminated executive may have against us and our affiliates. In addition, any such amounts must be repaid if a final and non-appealable judgment is entered by a court of competent jurisdiction finding that the executive’s conduct in performance of his or her duties under the employment agreement constituted willful misconduct.

The initial term of the employment agreements in effect in 2011 were to have expired in May 2012 but were extended in April 2012 to expire in 2014 unless sooner terminated in accordance with the terms thereof. If the agreements have not otherwise been terminated prior to the expiration of the initial term, the employment agreements will automatically be extended for an additional one-year period unless either party to such employment agreement delivers written notice 180 days prior to the expiration of the initial term. We guaranteed the obligations of CEP Services Company, Inc. under the employment agreements.

Potential Payments Upon Voluntary Termination, Involuntary Termination or Change In Control

As of December 31, 2011, we had employment agreements in place that provided for payments to the named executive officers in connection with certain voluntary or involuntary terminations of the individual or a change in control of CEP. The following table summarizes the value of these provisions of these employment agreements if the named executive officer would have been entitled to a severance amount because of an involuntary termination (including a resignation by the officer for an event of good reason thereunder) other than during a change of control as of December 31, 2011:

	Severance Amount
Name	Cash Value of Salary and Bonus	Market Value of Units To Be Vested(a)	All Other Compensation(b)	Total Severance
Stephen R. Brunner	$990,000	$891,477	$22,339	$1,903,816
Michael B. Hiney	$447,563	$97,530	$7,567	$552,660
Lisa J. Mellencamp	$544,500	$222,876	$21,191	$788,567
Charles C. Ward	$649,688	$319,047	$22,339	$991,074

(a)	The market value of the unit-based awards is $0 assuming a change of control occurred on December 31, 2011. The Company’s unit price closed at $1.96 per unit on the nearest trading date, which is below the minimum price of $3.50 per unit for a cash payout award. Refer to “2009 Omnibus Incentive Compensation Plan” above for additional information on the grants of unit-based awards made under this plan.

(b)	All Other Compensation represents the value of medical and dental insurance for one year.

The following table summarizes the value of these provisions of these employment agreements if the named executive officer would have been entitled to an enhanced severance amount because of an involuntary termination (including a resignation by the officer for an event of good reason thereunder) during a change of control period or the named executive terminates his or her employment within a one year period following the acquisition by CEG (now PostRock in the new employment agreements) or its affiliates of at least 49% of our outstanding common units as of December 31, 2011:

	Enhanced Severance Amount
Name	Cash Value of Salary and Bonus	Market Value of Units To Be Vested(a)	All Other Compensation(b)	Excise Tax(c)	Total Enhanced Severance
Stephen R. Brunner	$1,650,000	$891,477	$22,339	$—	$2,563,816
Michael B. Hiney	$702,625	$97,530	$7,567	$—	$807,722
Lisa J. Mellencamp	$869,000	$222,876	$21,191	$—	$1,113,067
Charles C. Ward	$1,051,875	$319,047	$22,339	$—	$1,393,261

(a)	The market value of the unit-based awards is $0 assuming a change of control occurred on December 31, 2011. The Company’s unit price closed at $1.96 per unit on the nearest trading date, which is below the minimum price of $3.50 per unit for a cash payout award. Refer to “2009 Omnibus Incentive Compensation Plan” above for additional information on the grants of unit-based awards made under this plan.

(b)	All Other Compensation represents the value of medical and dental insurance for one year.

(c)	Excise tax is calculated in accordance with IRS Regulation 1.280G-1 and using 2011 Form W-2 income from CEP Services Company, Inc.

Compensation of Managers

Our board of managers, based on recommendations from our compensation committee, input from Meridian, and a 2007 Towers Perrin report for the compensation committee, approved the following individual non-employee manager annual cash compensation program:

•	$40,000 annual retainer for each manager;

•	the chairman of the board of managers will receive a $50,000 annual retainer (commencing October 25, 2011) and the chairman of the audit committee will receive a $10,000 annual retainer;

•	$2,500 fee for each meeting of the board of managers and each committee meeting attended by a member thereof that occurs on a day when there is no board meeting; and

•	reasonable travel expenses to attend meetings.

Our board of managers, based on recommendations from our compensation committee, input from Meridian, and a 2007 Towers Perrin report for the compensation committee, also approved the following non-employee manager unit-based compensation program:

•

Each non-employee manager will receive an annual restricted common unit award with a value of $75,000, to be granted as of March 1 of each year, such award to have a one-year vesting period and to be forfeited on a pro-rata basis if service as a manager terminates prior to the one-year vesting period. The compensation committee and the board of managers may elect to pay this amount in cash, which they elected to do for 2011.

The number of any restricted common units granted to each non-employee manager is computed based on the date of the grant as determined by the compensation committee, rounded to the nearest unit. Cash distributions on any restricted common units are made at the time such distributions are made to other holders of common units.

The following table sets forth a summary of the 2011 non-employee manager compensation, as determined by our board of managers:

	Manager Compensation
Name	Fees Earned or Paid in Cash	Unit Awards	All Other Compensation(a)	Total
Richard H. Bachmann	$75,000	$—	$75,000	$150,000
John R. Collins(b)	$21,630	$—	$39,041	$60,671
Richard S. Langdon	$94,239	$—	$75,000	$169,239
Hugh M. McIntosh(b)(c)	$21,630	$—	$39,041	$60,671
John N. Seitz	$75,000	$—	$75,000	$150,000

(a)	For 2011, due to the limited number of units remaining under our Long-Term Incentive Plan and our 2009 Omnibus Incentive Compensation Plan, instead of receiving an annual restricted common unit award of $75,000 to be paid in March 2012, each manager received a cash award of $75,000 which was paid in March 2012.

(b)	Historically, the two Class A members of our board of managers did not receive compensation from us for serving as our managers. Beginning on August 24, 2011, the two Class A members of our board of managers now receive the same compensation package as our three independent managers.

(c)	Mr. McIntosh resigned from our board of managers in July 2012.

Each manager is indemnified by us for actions associated with being a manager to the full extent permitted under Delaware law.

Compensation Committee Interlocks and Insider Participation

During 2011, none of our named executive officers served as a member of the board of directors or compensation committee of any entity that has one or more of its named executive officers serving as a member of our board of managers or compensation committee.

Compensation Committee Report

The compensation committee of the board of managers has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the compensation committee recommended to the board of managers that the Compensation Discussion and Analysis be included in this proxy statement.

John N. Seitz, Chairman

Richard H. Bachmann

Richard S. Langdon

PROPOSAL NO. 2: PROPOSAL TO CAUSE CONSTELLATION ENERGY PARTNERS TO ELECT TO BE TREATED AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES

Proposal

The board of managers has approved and hereby proposes, and recommends, that the unitholders approve a proposal to authorize the Company to take the required regulatory steps to cause Constellation Energy Partners LLC to be treated as a corporation for federal income tax purposes (the “election”). If the election is approved by the unitholders and the Company in fact makes the election, the Company will cease to be taxed as a pass-through entity for federal income tax purposes and begin to be taxed as a corporation effective as of January 1, 2013.

In conjunction with this proposal, the board of managers also recommends that unitholders approve and adopt an amendment and restatement of the Company’s operating agreement, which would, in part, delete or amend, as applicable, those provisions of the Company’s operating agreement that pertain to the Company’s treatment as a pass-through entity for federal income tax purposes, as described in Proposal No. 3 below. This Proposal No. 2 is conditioned on Proposal No. 3 being approved by the unitholders, such that even if unitholders approve the election pursuant to this Proposal No. 2, the Company will not consummate the election unless unitholders also approve and adopt the Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC pursuant to Proposal No. 3 below. In addition, the election will not be consummated unless the required consents are obtained from lenders under the Company’s credit facility.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the common units outstanding and entitled to vote thereon, voting as a separate class, and the affirmative vote of the holders of a majority of the Class A units outstanding and entitled to vote thereon, voting as a separate class. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

PostRock owns all of our Class A units and approximately 25% of our common units. We were advised by PostRock on October 12, 2012 that it had not had time to be comfortable with Proposal No. 2 and would vote against the proposal if a vote were held on that date. PostRock may or may not change its view about Proposal No. 2 prior to the annual meeting.

Recommendation of the Board of Managers

A majority of the board of managers believes that it is in the best interests of our unitholders to authorize the Company to elect to be treated as a corporation for federal income tax purposes. As such, a majority of the board of managers recommends that you vote FOR this proposal.

A MAJORITY OF THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE PROPOSAL TO CAUSE CONSTELLATION ENERGY PARTNERS TO ELECT TO BE TREATED AS A CORPORATION FOR FEDERAL INCOME TAX PURPOSES. IF NOT OTHERWISE SPECIFIED IN PROXY CARDS, THE PROXY WILL VOTE UNITS “FOR” APPROVAL OF THIS PROPOSAL.

We believe that the election is in the best interests of the Company and our unitholders and should be approved for the following reasons:

Elimination of Taxable Income Allocation

We are currently structured as a pass-through entity for federal income tax purposes. As such, our unitholders are required to pay federal income taxes and, in some cases, state and local income taxes, on their share of our taxable income, whether or not they receive cash distributions from us.

In June 2009, we suspended payment of cash distributions to our unitholders; however, since that time, we have continued to generate taxable income, which has been allocated to our unitholders. As a result, our unitholders have been required to pay the actual tax liability that results from their share of our taxable income, without the benefit of receiving cash distributions sufficient to pay the amount of such taxes. For example, in 2011, nearly 90% of our unitholders had a tax liability, and yet they received no distributions from us to pay those taxes. With the Bush-era tax cuts currently scheduled to expire at the end of 2012 and the imposition of the additional Medicare tax beginning in 2013, unitholders may incur increases in their federal income tax rates and, as a result, may also incur increases in the amount of cash required to cover the taxes attributable to their share of our taxable income.

If the election is approved by the unitholders and the Company in fact makes the election, effective as of January 1, 2013, we will become subject to federal income tax on our taxable income at corporate income tax rates, currently at a maximum rate of 35%, as well as state income taxes at varying rates, as applicable. Electing to be treated as a corporation for federal income tax purposes will eliminate our unitholders’s liability to pay taxes on their share of our taxable income, which we believe will increase unitholder value. We believe that the resulting increase in unitholder value will help to bolster investor confidence, thereby making the Company a more attractive investment for both individual and strategic investors.

Enhanced Marketability of Units

Electing to be taxed as a corporation will remove the tax uncertainty for current and new investors in our units and could result in additional investors acquiring our units. For example, value-based investors are less inclined to purchase our units when there is not clarity about future distributions to offset potential taxable income allocations. In addition, we believe that private equity funds, which often engage in speculative investing activities, are more reluctant to acquire our units because the potential allocation of taxable income enhances the differential risk regarding the margin between our publicly traded unit price and our net asset value. We also believe that greater certainty about our tax structure will broaden analyst coverage of our units and result in better comparability of performance to our peers.

Administrative Cost Savings

Currently, we provide each unitholder an annual Form 1065 K-1 statement, which details the unitholder’s share of our net federal taxable income. If the election is approved by the unitholders and the Company in fact makes the election, we will no longer be classified as a partnership for federal income tax purposes and as such we will no longer provide Form 1065 K-1 statements to our unitholders. We estimate that eliminating Form 1065 K-1 production by us will reduce the our administrative costs by approximately $0.5 million to $0.8 million annually.

Enhanced Business Opportunities

An entity treated as a partnership for tax purposes which does not make distributions for unitholders to cover their tax liabilities limits the traditional capital market opportunities that would otherwise be available. In addition, we anticipate that electing to be taxed as a corporation may increase flexibility under our credit facility by removing the distribution test. We believe that enhanced access to equity capital markets and increased borrowing capacity under debt instruments may expand the number of business development prospects available to us.

Material U.S. Federal Income Tax Considerations

The following is a discussion of the material U.S. federal income tax consequences of the election that may be relevant to our unitholders. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed regulations and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought and will not seek a ruling from the Internal Revenue Service (the “IRS”), with respect to any of the tax consequences discussed below, and the IRS is not precluded from taking positions contrary to those described herein. As a result, no assurance can be given that the IRS will agree with all of the tax characterizations and the tax consequences described below. For purposes of this discussion, unless otherwise indicated, references to “unitholders” refer to holders of our Class A units, common units, management incentive interests and Class D interests and references to “units” refer to our Class A units, common units, management incentive interests and Class D interests.

This discussion does not address any U.S. federal estate or gift tax laws or the tax considerations arising under the laws of any foreign, state, local or other jurisdiction. The discussion focuses on unitholders who are individual citizens or residents of the U.S. and has only limited application to corporations, estates, entities treated as partnerships for U.S. federal income tax purposes, trusts, nonresident aliens, U.S. expatriates and former citizens or long-term residents of the United States or other unitholders subject to specialized tax treatment, such as banks, insurance companies and other financial institutions, tax-exempt institutions, foreign persons (including, without limitation, controlled foreign corporations, passive foreign investment companies and non-U.S. persons eligible for the benefits of an applicable income tax treaty with the United States), IRAs, real estate investment trusts (REITs) or mutual funds, dealers in securities or currencies, traders in securities, U.S. persons whose “functional currency” is not the U.S. dollar, persons holding their units as part of a “straddle,” “hedge,” “conversion transaction” or other risk reduction transaction, and persons deemed to sell their units under the constructive sale provisions of the Code.

Each unitholder should consult its own tax advisors as to the U.S. federal income tax consequences to it of the election, as well as the applicability and effect of U.S. federal income and estate or gift, and state or local or foreign tax laws in light of its particular circumstances.

Differences in Taxation of Partnerships and Corporations and Their Owners

A partnership is not a taxable entity and incurs no federal income tax liability. Instead, each partner of a partnership is required to take into account his share of items of income, gain, loss and deduction of the partnership in computing his federal income tax liability, regardless of whether cash distributions are made to him by the partnership. Distributions by a partnership to a partner are generally not taxable to the partnership or the partner unless the amount of cash distributed to him is in excess of the partner’s adjusted basis in his partnership interest.

A partner has a basis in his partnership interest generally equal to either the cost of the partnership interest if purchased, or if not purchased, the amount of any cash or basis of any other property that partner transferred to the partnership, increased (or decreased) by that partner’s share of the partnership’s income (or loss) and decreased by the amount of any cash (or the basis of any property) distributed to that partner. Upon sale of the partnership interest, the partner realizes gain (or loss) equal to the excess (or deficit) of the amount received for the partnership interest less the partner’s basis in the partnership interest. A partner’s amount realized will be measured by the sum of the cash or the fair market value of other property received by him plus his share of our nonrecourse liabilities. The partner’s gain (or loss) upon sale is generally capital gain, but will be characterized as ordinary income to the extent of the partner’s share of certain assets held by the partnership.

Because a partnership does not pay tax on income it earns (but rather its partners are subject to tax on such income), partners of a partnership are subject to only one level of U.S. federal income tax on income earned in the business of such partnership.

A corporation or an entity treated as a corporation for U.S. federal income tax purposes is a taxable entity and pays U.S. federal income tax (currently at a maximum rate of 35%) on its taxable income. A shareholder of a corporation generally is not taxed on any income earned by a corporation until the corporation distributes either cash or property (other than its stock) to the shareholder or the shareholder sells or exchanges stock at a gain. A distribution in respect to shares of common stock is generally treated as a dividend to the extent it is paid from current or accumulated earnings and profits. If the distribution exceeds current and accumulated earnings and profits, the excess will be treated as a nontaxable return of capital reducing the shareholder’s tax basis in the common stock to the extent of the shareholder’s tax basis in that stock. Any remaining excess is treated as capital gain. Subject to certain holding period requirements and exceptions, dividends received by individual holders generally will be subject to a reduced maximum tax rate of 15% for qualified dividend income through December 31, 2012, after which the rate applicable to dividends is scheduled to return to the tax rate generally applicable to ordinary income. If a U.S. shareholder is a U.S. corporation, it may be eligible to claim the deduction allowed to U.S. corporations in respect of dividends received from other U.S. corporations equal to a portion of any dividends received, subject to generally applicable limitations on that deduction.

The amount of any distribution treated in any of the three alternative ways may differ for each shareholder, and may depend upon the value of the cash and property received, the percentage interest in the corporation owned by the shareholder receiving the distribution, and each shareholder’s basis in such shareholder’s shares. A shareholder’s basis is generally equal to the cost of the stock (if purchased), or the amount of any cash and basis of other property contributed to the corporation (if not purchased), decreased by the amount of any distributions treated as a return of capital under the rules discussed above.

Because corporations are taxed on their own taxable income, and because shareholders may be taxed again on that same income if it is distributed to them in the form of cash or property or realized through the sale or exchange of shares of stock at a gain, there are two levels of potential tax upon income earned by a corporation. Upon a sale of stock, a shareholder’s gain (or loss) will be equal to the excess (or deficit) of the amount received for the stock over the shareholder’s basis in that stock. The character of such gain (or loss) generally will be capital in nature.

Special rules apply to entities that are ordinarily exempt from U.S. federal income tax. In general, a tax-exempt limited partner’s share of a partnership’s taxable income constitutes “unrelated business taxable income” (“UBTI”) and therefore a tax-exempt limited partner must pay U.S. federal income tax on its share of the partnership’s taxable income at the income tax rates that apply to taxable entities. However, a tax-exempt entity that owns shares of stock of a corporation is not subject to tax on any of the corporation’s taxable income (because such income does not flow through to the shareholders of the corporation). In addition, any dividends received from, and any gain attributable to the sale of shares of stock of, the corporation by a tax-exempt entity generally will not constitute UBTI (and therefore will not be taxable to the tax-exempt entity) except to the extent such tax-exempt entity’s investment in the stock is considered debt-financed.

As holders of units or interests in an entity treated as a corporation for U.S. federal income tax purposes, our unitholders will be subject to the tax treatment described above.

The Election for CEP to be Taxed as a Corporation

We will file with the IRS our election to be treated as a corporation for federal income tax purposes on IRS Form 8832. We anticipate that the IRS will make a determination on our election and we should generally receive such determination within 60 days after we have filed IRS Form 8832. Once we make an election to change our federal income tax classification, we generally cannot change our classification by election again during the 60 months after the effective date of the election.

For U.S. federal income tax purposes the election should be treated as follows. We should be deemed to have transferred all of our assets and liabilities to a new entity treated as a corporation for U.S. federal income tax purposes and to have received interests in such company in exchange, and then to have distributed those interests to the unitholders in complete liquidation. If our tax basis in the assets transferred to the new entity exceeds the amount of our liabilities assumed by such entity in the deemed transfer, no gain or loss should be recognized by us as a result of the election. If the liabilities assumed exceed the tax basis of our assets deemed transferred, we would recognize gain in the amount of such excess, which gain would be allocated to the holders of our Class A units and common units in accordance with their percentage interests in us. If no gain or loss is recognized by us as a result of the election, our assets will retain the same tax basis in our hands as they had prior to the election. If gain is recognized by us, the amount of such gain would be added to the basis of the assets in our hands.

The foregoing conclusions are based on the assumption that the unitholders will own, in the aggregate, at least 80% of our units outstanding immediately after the election, excluding from the numerator any shares received in the election that are sold after the election pursuant to a plan or arrangement established before the election (the “Control Assumption”). The Control Assumption should be correct unless, contrary to the best knowledge of the Company, unitholders holding a significant percentage of our units agree prior to the election to sell the shares they receive in the election. If the Control Assumption is not correct, the election will be treated as if we (a) sold all of our assets to the new entity treated as a corporation for U.S. federal income tax purposes for an amount equal to the value of the units received in the election, plus the liabilities of the Company assumed in the election, and (b) distributed the units received in the election to the unitholders. Accordingly, we would recognize gain (or loss) on the election in an amount equal to the amount by which the value of the units received plus the amount of the Company’s liabilities assumed exceeds (or is less than) our tax basis in the assets transferred and all such gain or loss would be allocated to the holders of our Class A units and common units in accordance with their interests in the Company.

If the Control Assumption is not correct, the corporation’s tax basis in the assets acquired from us would equal the value of the units deemed issued as a result of the election plus the amount of our liabilities assumed, and the corporation’s holding period in the assets would begin the day after the election takes effect.

Provided that we recognize no gain or loss on the election, a unitholder should not recognize any gain or loss except to the extent that our liabilities allocated to such unitholder for U.S. federal income tax purposes prior to the election and assumed by the new entity, which is treated as a corporation for U.S. federal income tax purposes, exceed such unitholder’s tax basis in its units. For U.S. federal income tax purposes, a unitholder’s relief from such share of our liabilities is treated as if such unitholder received a cash distribution from us in the amount of the liabilities deemed assumed by the new entity. We do not expect that the amount of our liabilities allocated to any unitholder for U.S. federal income tax purposes will exceed any unitholder’s tax basis in its units at the time of the election.

The aggregate basis of the units received as a result of the election by a unitholder in the deemed liquidation of their interests in us will equal the aggregate basis in such units immediately before the election (reduced by the amount of liabilities deemed assumed as a result of the election) and increased by the gain, if any, that we recognize as a result of the election.

Unitholders will have a split holding period in the units received. A unit received in exchange for a unitholder’s interests in us will have a holding period that begins on the day following the election to the extent that the value of such units on such date is attributable to certain of our assets (essentially our assets that would generate ordinary income or loss when sold), and to the extent of the balance, will have a holding period that includes the period the units exchanged were held by the unitholder.

Post-election Treatment of CEP and its Members

Distributions on Units

After the election, the income and deductions attributable to the assets and liabilities of the new entity treated as a corporation for U.S. federal income tax purposes will not be allocated to our unitholders. A unitholder will be taxed only on cash dividends and other distributions of property received from us, if any. Such distributions generally will be taxable as dividends to the extent of our current or accumulated earnings, if any. As previously discussed, any other distributions will be treated as a nontaxable return of capital to the extent of the unitholder’s basis in his units and as capital gain to the extent of the balance.

Any dividends paid to a non-U.S. unitholder with respect to our units will be subject to withholding tax at a 30% rate (or lower applicable income tax treaty rate). In order to obtain a reduced rate of withholding, the non-U.S. unitholder will be required to provide a properly executed IRS Form W-8BEN (or other applicable form) certifying the unitholder’s entitlement to benefits under a treaty. However, dividends that are effectively connected with the unitholder’s conduct of a trade or business within the United States and, where a tax treaty applies, are attributable to a U.S. permanent establishment, are not subject to the withholding tax, but instead are subject to U.S. federal income tax on a net income basis at applicable graduated individual or corporate U.S. federal income tax rates. The non-U.S. unitholder will be required to provide a properly executed IRS Form W-8ECI (or other applicable form) in order for effectively connected income to be exempt from withholding. Any such effectively connected income received by a foreign corporation may, under certain circumstances, be subject to an additional branch profits tax at a 30% rate (or lower applicable income tax treaty rate).

Sale or Disposition of Units

A unitholder who subsequently sells our units deemed received as a result of the election will recognize gain or loss measured by the difference between the amount realized on such sale and the unitholder’s tax basis in the units sold. Each unitholder who is deemed to receive units as a result of the election will be required to file with the unitholder’s U.S. federal income tax return for the year in which the election is completed a statement that provides details relating to the units deemed received, and the unitholder’s share of any liabilities assumed by the corporation as a result of the election. We will provide unitholders with information to assist them in preparing such statement.

Dispositions by Non-U.S. Unitholders

A non-U.S. unitholder generally will not be subject to U.S. federal income tax or subject to withholding on any gain recognized on the sale or other disposition of our units unless:

•

the gain is effectively connected with the conduct of a U.S. trade or business by the non-U.S. unitholder and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of that unitholder (and, in which case, if the shareholder is a foreign corporation, it may be subject to an additional branch profits tax equal to 30% or a lower rate as may be specified by an applicable income tax treaty);

•

the non-U.S. unitholder is a nonresident alien individual who holds our units as a capital asset and is present in the United States for 183 or more days in the taxable year of the sale or other disposition and other conditions are met; or

•	we are or have been a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes.

We believe that we will be a USRPHC for U.S. federal income tax purposes after the election. Therefore, any gain on the sale or other disposition of our units by a non-U.S. unitholder will be subject to U.S. federal income tax, unless such units are regularly traded on an established securities market and the non-U.S. unitholder has not actually or constructively held more than 5% of our units at any time during the shorter of the five-year period preceding the disposition of that unitholder’s holding period.

Withholdable Payments to Foreign Entities

Legislation enacted in 2010 will impose withholding taxes on certain types of payments made to “foreign financial institutions” (defined broadly to include foreign hedge funds, private equity funds, mutual funds, securitization vehicles or other investment vehicles) and certain other non-U.S. entities. Under this legislation, the failure to comply with certification, information reporting and other specified requirements could result in a 30% withholding tax being imposed on payments of dividends on, and sales proceeds of, shares of common stock to certain foreign intermediaries and certain non-U.S. holders. The legislation imposes a 30% withholding tax on dividends on, or gross proceeds from the sale or other disposition of, our units paid to a foreign financial institution or to a foreign non-financial entity unless (i) the foreign financial institution undertakes certain diligence and reporting obligations, or (ii) the foreign non-financial entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. If the payee is a foreign financial institution, it must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertakes to identify accounts held by certain U.S. persons or U.S. owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. IRS guidance indicates that, under future Treasury Regulations, this withholding will apply to payments of dividends made on or after January 1, 2014 and to payments of gross proceeds from a sale or disposition of our units made on or after January 1, 2015. Investors are encouraged to consult with their tax advisors regarding the possible implications of this legislation on their investment in our units.

THE FOREGOING DESCRIPTION ADDRESSES ONLY THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ELECTION APPLICABLE TO UNITHOLDERS GENERALLY. EACH UNITHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR CONCERNING THE PARTICULAR U.S. FEDERAL INCOME, U.S. FEDERAL ESTATE OR GIFT, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE ELECTION TO IT.

PROPOSAL NO. 3: PROPOSAL TO APPROVE AND ADOPT THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF CONSTELLATION ENERGY PARTNERS LLC

Proposal

The board of managers has approved and declared advisable and hereby proposes, and recommends, that the unitholders approve and adopt the Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC (the “Amended and Restated Operating Agreement”). The Amended and Restated Operating Agreement has been prepared in connection with and, if approved by the unitholders, will become effective as of January 1, 2013, upon effectiveness of CEP being treated as a corporation for federal income tax purposes, as described in Proposal No. 2 above. This Proposal No. 3 is conditioned on Proposal No. 2 being approved by the unitholders. As a result, even if unitholders approve this Proposal No. 3, the adoption of the Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC will not become effective unless unitholders also approve Proposal No. 2 above.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the common units outstanding and entitled to vote thereon, voting as a separate class, and the affirmative vote of the holders of a majority of the Class A units outstanding and entitled to vote thereon, voting as a separate class. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

PostRock owns all of our Class A units and approximately 25% of our common units. We were advised by PostRock on October 12, 2012 that it had not had time to be comfortable with Proposal No. 2 and would vote against the proposal if a vote were held on that date. PostRock may or may not change its view about Proposal No. 2 prior to the annual meeting.

Recommendation of the Board of Managers

The majority of the board of managers believes that it is in the best interests of our unitholders to approve and adopt the Amended and Restated Operating Agreement. As such, a majority of the board of managers recommends that you vote FOR this proposal.

A MAJORITY OF THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” APPROVAL AND ADOPTION OF THE THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF CONSTELLATION ENERGY PARTNERS LLC. IF NOT OTHERWISE SPECIFIED IN PROXY CARDS, THE PROXY WILL VOTE UNITS “FOR” APPROVAL OF THIS PROPOSAL.

Description of the Amended and Restated Operating Agreement

The Amended and Restated Operating Agreement has been prepared in connection with the proposal to authorize the Company to elect to be treated as a corporation for federal income tax purposes, as described in Proposal No. 2 above. The primary purpose of amending and restating the Company’s operating agreement is to delete or amend those provisions of the operating agreement, as amended as of the date of this proxy statement, that pertain to the Company’s treatment as a pass-through entity for federal income tax purposes (the “Tax Amendments”), provided that the Company is authorized by the unitholders to elect to be treated as a corporation for federal income tax purposes and the Company in fact makes the election. In addition to the Tax Amendments, the board of managers also believes that it is in the best interest of the Company and our unitholders to make certain additional amendments to the operating agreement, as amended as of the date of this proxy statement. The additional amendments included in the Amended and Restated Operating Agreement are principally focused on deleting references to and amending provisions concerning the following matters:

•	the Company’s initial public offering of common units (the “IPO”) and the agreements and transactions related thereto (collectively, the “IPO Amendments”);

•

certain agreements that existed and facts that were current at the time our initial operating agreement was adopted, which agreements are no longer in existence and which facts are no longer current (the “Updating Amendments”);

•	the privately placed common units, which were issued by the Company in 2007 pursuant to certain common unit purchase agreements (the “Private Placement Amendments”);

•	the Company’s Class F units, none of which were outstanding as of August 31, 2012 (the “Class F Amendments”); and

•

the Company’s Class D Interests, which remain outstanding but on which no further distributions are required following the Company’s final settlement of the Torch Energy Royalty Trust derivative litigation except in connection with the liquidation of the Company (the “Class D Amendments”).

The following is a brief summary of the foregoing amendments included in the Amended and Restated Operating Agreement (capitalized terms used not defined herein have the meanings ascribed thereto in the operating agreement). In addition to the material amendments described below, the Amended and Restated Operating Agreement also contains certain non-substantive amendments, including, but not limited to, updating section references and making other clerical changes. The following is not a complete list of the amendments and deletions included in the Amended and Restated Operating Agreement. To view a complete marked copy of the Amended and Restated Operating Agreement, which reflects all amendments to the Company’s Second Amended and Restated Operating Agreement, as amended as of the date of this proxy statement, please see Appendix A hereto. In the event that the Company’s Second Amended and Restated Operating Agreement is further amended prior to the January 1, 2013 effective date of the Third Amended and Restated Operating Agreement, and such additional amendments are permitted without approval of the Company’s unitholders, such additional amendments will also be included in the Third Amended and Restated Operating Agreement.

Tax Amendments

The Tax Amendments include, but are not limited to, the following:

•	amending the definitions of Net Income, Net Loss, Net Termination Gain and Net Termination Loss to provide for deductions for taxes incurred by the Company (Section 1.1);

•

amending the definition of Nonrecourse Built-in Gain to provide that any such taxable gains will only be allocated to the members in the event that the Company were treated as a partnership for federal income tax purposes (Section 1.1);

•

deleting provisions that restrict the Company from engaging in business activities that the board of managers determines would cause the Company to be treated as an association taxable as a corporation or otherwise taxable as an entity for federal income tax purposes (Sections 2.4 and 11.1);

•

deleting provisions providing that the Company may impose additional restrictions on the transfer of common units if it receives an opinion of counsel that such restrictions are necessary to avoid a significant risk of any Group Member becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes (Section 4.6 and Form of Unit Certificate);

•

adding a provision that provides that notwithstanding the fact that the Company has elected to be classified as a corporation for federal income tax purposes, for purposes of determining the rights of the members to receive distributions (either at the discretion of the board of managers or upon liquidation), the Company shall continue to maintain Capital Accounts and to make allocations as if the Company were classified as a partnership for federal income tax purposes (Section 5.4(a));

•

deleting a provision concerning reductions for federal income tax purposes in the Company’s adjusted basis in a depreciable or cost recovery property pursuant to Section 48(q)(1) or 48(q)(3) of the Code (Section 5.4(b));

•	amending provisions concerning special allocations to provide that such allocations shall be made as if the Company were treated as a partnership for federal income tax purposes (Section 6.1);

•	deleting provisions concerning the allocation among the members of each item of income, gain, loss and deduction for federal income tax purposes (Section 6.2);

•	amending provisions concerning distributions to provide that the board of managers may, in its discretion, make quarterly distributions of all or any portion of Available Cash (Section 6.3(a));

•	deleting provisions concerning application and distribution of receipts following an event of dissolution and liquidation (Section 6.3(c));

•	deleting provisions concerning the treatment of taxes paid by the Company on behalf of the members (Section 6.3(d));

•

deleting provisions concerning the reduction of the Initial Quarterly Distribution in the event that a Company Group member is treated as an association taxable as a corporation or is otherwise subject to an entity-level tax for federal, state or local income tax purposes (Section 6.8);

•	deleting provisions concerning the Company furnishing tax information to Record Holders for federal and state income tax reporting purposes (Section 9.1);

•	deleting provisions concerning certain tax elections (Sections 9.2(a) and (b));

•

adding a provision authorizing certain executive officers of the Company to make the election for the Company to be classified as an association taxable as a corporation for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3(c) (Section 9.2);

•	deleting provisions concerning the authority of the Tax Matters Partner with respect to tax controversies (Section 9.3);

•

deleting provisions restricting the Company from engaging in merger or similar transaction that would cause the Company to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (Section 12.3); and

•	deleting certain defined terms relating to the foregoing matters (Section 1.1).

IPO Amendments

The IPO Amendments include, but are not limited to, the following:

•	amending the definition of Initial Unit Price to delete references to the initial public offering price per Common Unit paid by the Underwriters in the IPO (Section 1.1);

•	deleting the provisions concerning the Pre-IPO Member Interest (Sections 3.5(a) and 5.1);

•	amending provisions concerning member interests to delete references to the Initial Offering and actions taken at the closing of the IPO (Section 3.5(b));

•	deleting provisions concerning certain assignments and contributions made in conjunction with the closing of the IPO (Sections 4.4 and 5.2); and

•	deleting certain defined terms relating to the foregoing matters (Section 1.1).

Updating Amendments

The Updating Amendments include, but are not limited to, the following:

•	amending the definition of Member to delete references to the Initial Members (Section 1.1);

•	amending the definition of Operating Companies to delete references to specific subsidiaries of the Company (Section 1.1);

•	amending provisions concerning the term of service for members of the board of managers to delete references to the initial board of managers (Section 7.1(c));

•	amending provisions concerning members’ approval of certain material agreements of the Company to delete references to those agreements that are no longer effective (Section 7.1(l); and

•	deleting certain defined terms relating to the foregoing matters (Section 1.1).

Private Placement Amendments and Class F Amendments

The Private Placement Amendments and the Class F Amendments, as applicable, include, but are not limited to, the following:

•	amending the definition of Per Unit Capital Amount to delete references to Class F Units and Privately Placed Units (Section 1.1);

•	amending the definition of Percentage Interest to delete references to Class F Units (Section 1.1);

•	amending the definition of Remaining Net Positive Adjustments to delete references to Class F Units and Privately Placed Units (Section 1.1);

•	amending the definition of Share of Additional Book Basis Derivative Items to delete references to Class F Units and Privately Placed Units (Section 1.1);

•	amending the definition of Unit to delete references to Class F Units (Section 1.1);

•	amending provisions concerning Capital Accounts to delete references to Class F Units and Privately Placed Units (Sections 5.4(a) and 5.4(d)(i));

•	deleting provisions concerning the establishment of the Class F Units (Section 5.11);

•	amending provisions concerning allocation of Net Termination Gains and Losses to delete references to Class F Units (Section 6.1(c));

•	deleting provisions concerning priority allocations to holders of Class F Units (Section 6.1(d)(iii)(C));

•	deleting provisions concerning allocations for Class F Units and Privately Placed Units (Section 6.1(d)(xiii));

•	amending provisions concerning distributions of Available Cash from Operating Surplus to delete references to Class F Units (Section 6.4);

•	deleting provisions concerning special provisions relating to holders of Class F Units and Privately Placed Units (Section 6.9); and

•	deleting certain defined terms relating to the foregoing matters (Section 1.1).

Class D Amendments

The Class D Amendments include, but are not limited to, the following:

•	deleting provisions concerning the automatic cancellation and retirement of the outstanding Class D Interests (Section 3.7); and

•	amending provisions concerning the return of contributions to delete references to the Class D Interests (Section 10.5).

PROPOSAL NO. 4: RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012

Vote Required; Recommendation of the Board of Managers

Approval of the proposal to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2012 requires the affirmative vote of a majority of the votes cast affirmatively or negatively by holders of our common units and Class A units, voting together as a single class, present in person or by proxy at the meeting and entitled to vote, assuming a quorum is present. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

Unitholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our operating agreement or otherwise. We are submitting the selection of PricewaterhouseCoopers LLP to unitholders for ratification as a matter of good corporate governance. If this selection of auditor is not ratified by a majority of the outstanding units present in person or by proxy and entitled to vote at the annual meeting, the audit committee will reconsider its selection of auditor. We are advised that no member of PricewaterhouseCoopers LLP has any direct or material indirect financial interest in our Company or, during the past three years, has had any connection with us in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of PricewaterhouseCoopers LLP will attend the annual meeting. The representative will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS VOTE “FOR” APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED IN PROXY CARDS, THE PROXY WILL VOTE UNITS “FOR” APPROVAL OF THIS PROPOSAL.

Fees

We engaged our principal accountant, PricewaterhouseCoopers LLP, to audit our financial statements and perform other professional services for the fiscal years ended December 31, 2011 and 2010.

Audit Fees. The aggregate fees billed for the financial statement audit or services provided in connection with statutory or regulatory filings for the years ended 2011 and 2010 were $583,640 and $897,344, respectively.

Audit-Related Fees. The aggregate audit-related fees billed by PricewaterhouseCoopers LLP for the years ended 2011 and 2010 were $8,300 and $11,970, respectively. These fees related to consents for registration statements.

Tax Fees. The aggregate fees related to the preparation of K-1 statements for the years ended 2011 and 2010 were $449,052 and $684,728, respectively.

All Other Fees. The other fees billed by our principal accountant for the years ended 2011 and 2010 for services other than those described above were $23,000 and $7,500, respectively.

Audit Committee Pre-Approval Policies and Practices

Our audit committee must pre-approve any audit and permissible non-audit services performed by our independent registered public accounting firm. Additionally, the audit committee has oversight responsibility to ensure the independent registered public accounting firm is not engaged to perform certain enumerated non-audit services, including but not limited to bookkeeping, financial information system design and implementation, appraisal or valuation services, internal audit outsourcing services and legal services. The audit committee has adopted an audit and non-audit services pre-approval policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm must be approved. Pursuant to the policy, all services must be reviewed and approved and the chairman of the audit committee has been delegated the authority to specifically pre-approve services, which pre-approval is subsequently reviewed with the committee.

SUBMISSION OF UNITHOLDER PROPOSALS AND MANAGER NOMINATIONS FOR NEXT YEAR

Proposals for 2013 Annual Meeting

Any unitholder who desires to include a proposal in the proxy statement for the 2013 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must deliver it so that we receive it by July 8, 2013. However, if the date of the 2013 annual meeting is changed by more than 30 days from the date of the 2012 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials.

For presentation at the next annual meeting of unitholders, pursuant to our operating agreement, any unitholder who wants to present a proposal (other than a Rule 14a-8 proposal) at the 2013 annual meeting must deliver it so it is received by July 28, 2013, but not earlier than June 28, 2013. However, if the date of the 2013 annual meeting is changed so that it is more than 30 days earlier or more than 30 days later than the anniversary of the 2012 annual meeting, any such proposals must be delivered not more than 120 days prior to the 2013 annual meeting and not less than the later of (1) 90 days prior to the 2013 annual meeting or (2) 10 days following the day on which we first publicly announce the date of the 2013 annual meeting. A unitholder must comply with all applicable requirements set forth in the Company’s operating agreement to present business at an annual meeting. These advance notice, informational and other provisions are in addition to, and separate from, the requirements that a unitholder must meet in order to have a proposal included in our proxy statement under Rule 14a-8.

Any proposals must be sent, in writing, to the Secretary, Constellation Energy Partners LLC, 1801 Main Street, Suite 1300, Houston, Texas 77002. Proposals will not be accepted by facsimile.

Nominations for 2013 Annual Meeting and for Any Special Meeting

Pursuant to Section 11.13(b) of our operating agreement, only persons who are nominated in accordance with the following procedures are eligible for election as managers. Nominations of persons for election to our board of managers may be made at an annual meeting of unitholders only (a) by or at the direction of our board of managers or (b) by any unitholder of our company: (i) who is entitled to vote at the meeting or (ii) who was a record holder of a sufficient number of units as of the record date for such meeting to elect one or more members to our board of managers assuming that such holder cast all of the votes it is entitled to cast in such election in favor of a single candidate and such candidate received no other votes from any other holder of units (or, in the case where such holder holds a sufficient number of units to elect more than one manager, such holder votes its units as efficiently as possible for such candidates and such candidates receive no further votes from holders of outstanding units). All nominations, other than those made by or at the direction of our board of managers, must be made pursuant to timely notice in writing to our Secretary. With respect to manager elections held at our annual meetings, our operating agreement provides that to be timely, a unitholder’s notice must be delivered to our Secretary at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting. For a nomination of any person for election to our board of managers to be considered at the 2013 annual meeting of unitholders, it must be properly submitted to our Secretary at 1801 Main Street, Suite 1300, Houston, Texas 77002, no later than July 28, 2013, but not earlier than June 28, 2013. Our operating agreement also provides that unitholder nominations of persons for election to our board of managers may be made at a special meeting of unitholders at which managers are to be elected pursuant to our notice of meeting provided unitholder notice of the nomination is timely. To be timely, a unitholder’s notice must be delivered to our Secretary not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by our board of managers to be elected at such meeting.

A unitholder’s notice to our Secretary must set forth (a) as to each person whom the unitholder proposes to nominate for election or reelection as a manager all information relating to such person that is required to be disclosed in solicitations of proxies for election of managers, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a manager if elected; and (b) as to the unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such unitholder as they appear on our books and of such beneficial owner, (ii) the class and number of units which are owned beneficially and of record by such unitholder and such beneficial owner, and (iii) whether either such unitholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of units to elect such nominee or nominees.

HOUSEHOLDING MATTERS

Unitholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any unitholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a unitholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (as applicable), he or she may contact our Investor Relations at (877) 847-0009 or write to Investor Relations, Constellation Energy Partners LLC, 1801 Main Street, Suite 1300, Houston, Texas 77002. We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a unitholder of record receiving multiple copies of our proxy statement, you can request householding by contacting us in the same manner. If you own your common units through a bank, broker or other unitholder of record, you can request additional copies of this proxy statement or request householding by contacting the unitholder of record.

SOLICITATION OF PROXIES

Solicitation of proxies for use at the annual meeting may be made in person or by mail, telephone or facsimile, by managers, officers and employees of the Company. These persons will receive no special compensation for any solicitation activities. The Company has requested banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the units for whom they are record holder, and the Company will, upon request, reimburse reasonable forwarding expenses. The Company has retained Alliance Advisors, L.L.C. to assist in soliciting proxies from brokers, bank nominees, and other institutional holders for a fee not to exceed $7,000 plus expenses. All costs of the solicitation will be borne by the Company.

Appendix A

~~SECOND~~THIRD AMENDED AND RESTATED

OPERATING AGREEMENT

OF

CONSTELLATION ENERGY PARTNERS LLC

A-i

A-ii

Exhibit A: Form of Common Unit Certificate

A-iii

~~SECOND~~THIRD AMENDED AND RESTATED OPERATING

AGREEMENT OF CONSTELLATION ENERGY PARTNERS LLC

This ~~SECOND~~THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF CONSTELLATION ENERGY PARTNERS LLC, ~~dated~~effective as of ~~November 20, 2006 is entered into by and among Constellation Energy Partners Holdings, LLC (“CEPH”) and Constellation Holdings, Inc. (“CHI”), together with any other Persons who~~January 1, 2013, is by and among all Persons who are or hereafter become Members in Constellation Energy Partners LLC or parties hereto as provided herein. In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions.

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“12-Quarter Test” requires that, during the First MII Earnings Period:

(a) the Company distributes Available Cash from Operating Surplus to holders of the Outstanding Class A Units and Common Units that on average exceeds the Target Distribution on all of the Outstanding Class A Units and Common Units over the First MII Earnings Period;

(b) Adjusted Operating Surplus, on average, equals to or exceeds 100% of all distributions of Available Cash to holders of the Outstanding Class A Units and Common Units up to the Target Distribution on all of the Outstanding Class A Units and Common Units, plus 117.65% of all such distributions in excess of the Target Distribution on all of the Outstanding Class A Units and Common Units in the First MII Earnings Period; and

(c) the Company does not reduce the amount of Available Cash distributed per Outstanding Class A Unit or Common Unit in respect of any Quarter in the First MII Earnings Period.

“4-Quarter Test” requires that, during each of the last four full, consecutive, non-overlapping Quarters in the First MII Earnings Period:

(a) the Company distributes Available Cash from Operating Surplus to holders of the Outstanding Class A Units and Common Units that exceeds the Target Distribution on all of the Outstanding Class A Units and Common Units;

(b) Adjusted Operating Surplus equals or exceeds 100% of all distributions of Available Cash to holders of the Outstanding Class A Units and Common Units up to the Target Distribution on all of the Outstanding Class A Units and Common Units, plus 117.65% of all such distributions in excess of the Target Distribution on all of the Outstanding Class A Units and Common Units; and

(c) the Company does not reduce the amount of Available Cash distributed per Outstanding Class A Unit or Common Unit.

“Acquisition” means any transaction in which any Group Member acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the asset base of the Company Group from the asset base of the Company Group existing immediately prior to such transaction; provided, however, that any acquisition of properties or assets of another Person that is made solely for investment purposes shall not constitute an Acquisition under this Agreement.

“Additional Book Basis” means the portion of any remaining Carrying Value of an Adjusted Property that is attributable to positive adjustments made to such Carrying Value as a result of Book-Up Events. For purposes of determining the extent that Carrying Value constitutes Additional Book Basis:

(a) Any negative adjustment made to the Carrying Value of an Adjusted Property as a result of either a Book-Down Event or a Book-Up Event shall first be deemed to offset or decrease that portion of the Carrying Value of such Adjusted Property that is attributable to any prior positive adjustments made thereto pursuant to a Book-Up Event or Book-Down Event.

(b) If Carrying Value that constitutes Additional Book Basis is reduced as a result of a Book-Down Event and the Carrying Value of other property is increased as a result of such Book-Down Event, an allocable portion of any such increase in Carrying Value shall be treated as Additional Book Basis; provided that the amount treated as Additional Book Basis as a result of such Book-Down Event shall not exceed the amount by which the Aggregate Remaining Net Positive Adjustments after such Book-Down Event exceed the remaining Additional Book Basis attributable to all of the Company’s Adjusted Property after such Book-Down Event (determined without regard to the application of this clause (b) to such Book-Down Event).

“Additional Book Basis Derivative Items” means any Book Basis Derivative Items that are computed with reference to Additional Book Basis. To the extent that the Additional Book Basis attributable to all of the Company’s Adjusted Property as of the beginning of any taxable period exceeds the Aggregate Remaining Net Positive Adjustments as of the beginning of such period (the “Excess Additional Book Basis”), the Additional Book Basis Derivative Items for such period shall be reduced by the amount that bears the same ratio to the amount of Additional Book Basis Derivative Items determined without regard to this sentence as the Excess Additional Book Basis bears to the Additional Book Basis as of the beginning of such period.

“Additional Member” means a Member admitted as a member of the Company pursuant to Section ~~5.5~~5.3 and who is shown as such on the books and records of the Company.

“Adjusted Capital Account” means the Capital Account maintained for each Member as of the end of each fiscal year of the Company, (a) increased by any amounts that such Member is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount of all deductions in respect of depletion that, as of the end of such fiscal year are expected to be made to such Member’s Capital Account in respect of the oil and gas properties of the Company, (ii) the amount of all losses and deductions that, as of the end of such fiscal year, are reasonably expected to be allocated to such Member in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (iii) the amount of all distributions that, as of the end of such fiscal year, are reasonably expected to be made to such Member in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Member’s Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 6.1(d)(i) or Section 6.1(d)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The “Adjusted Capital Account” of a Member in respect of a Common Unit, a Class A Unit, a Management Incentive Interest, a Class D Interest or any other Member Interest shall be the amount that such Adjusted Capital Account would be if such Common Unit, Class A Unit, Management Incentive Interest, Class D Interest or other Member Interest were the only interest in the Company held by such Member from and after the date on which such Common Unit, Class A Unit, Management Incentive Interest, Class D Interest or other Member Interest was first issued.

“Adjusted Operating Surplus” means, with respect to any period, (a) Operating Surplus generated with respect to that period; less (b) any net increase in Working Capital Borrowings with respect to that period (excluding any such borrowings to the extent the proceeds are distributed to the Record Holder of the Class D Interests pursuant to Section ~~6.3(a)~~6.2); less (c) any net reduction in cash reserves for Operating Expenditures with respect to that period not relating to an Operating Expenditure made with respect to that period; plus (d) any net decrease in Working Capital Borrowings with respect to that period; plus (e) any net increase in cash reserves for Operating Expenditures made with respect to that period required by any debt instrument for the repayment of principal, interest or premium. Adjusted Operating Surplus does not include that portion of Operating Surplus included in clause (a)(i) and clause (b) of the definition of Operating Surplus.

“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Section ~~5.4~~5.2(~~d~~e)(i) or Section ~~5.4~~5.2(~~d~~e)(ii).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Remaining Net Positive Adjustments” means, as of the end of any taxable period, the sum of the Remaining Net Positive Adjustments of all Members.

“Agreed Allocation” means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 6.1, including a Curative Allocation (if appropriate to the context in which the term “Agreed Allocation” is used).

“Agreed Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the Board of Managers. The Board of Managers shall use such method as it determines to be appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Company in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

“Agreement” means this ~~Second~~Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC, as it may be amended, supplemented or restated from time to time.

“Anniversary” has the meaning assigned to such term in Section 11.13(b).

“Assignee” means a Non-citizen Assignee or a Person to whom one or more Member Interests have been transferred in a manner permitted under this Agreement but who has not been admitted as a Substituted Member.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a manager, director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

“Audit Committee” means a committee of the Board of Managers composed entirely of Independent Managers.

~~“August 2007 Common Unit Purchase Agreement” means the Common Unit Purchase Agreement dated as of August 2, 2007 between the Company and the purchasers named therein.~~

“Available Cash” means, with respect to any Quarter ending prior to the Liquidation Date:

(a) ~~(d)~~ the sum of:

(i) all cash and cash equivalents of the Company Group (or the Company’s proportionate share of cash and cash equivalents in the case of Subsidiaries that are not wholly owned) on hand at the end of that Quarter; and

(ii) all additional cash and cash equivalents of the Company Group (or the Company’s proportionate share of cash and cash equivalents in the case of Subsidiaries that are not wholly owned) on hand on the date of determination of Available Cash for that Quarter resulting from Working Capital Borrowings made subsequent to the end of such Quarter,

(b) ~~(e)~~ less the amount of any cash reserves established by the Board of Managers (or the Company’s proportionate share of cash and cash equivalents in the case of Subsidiaries that are not wholly owned) to

(i) provide for the proper conduct of the business of the Company Group (including reserves for future capital expenditures including drilling and acquisitions and for anticipated future credit needs of the Company Group);

(ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject; or

(iii) provide funds for distributions pursuant to Section ~~6.3~~6.2(a), Section ~~6.4~~,6.3, Section 6.4 and Section 6.5 and Section 6.6 with respect to any one or more of the next four quarters;

provided, however, that the Board of Managers may not establish cash reserves pursuant to clause (iii) above if the effect of such reserves would be that the Company is unable to distribute the Initial Quarterly Distribution on all Common Units and Class A Units with respect to such Quarter; and provided, further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of that Quarter but on or before the date of determination of Available Cash for that Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within that Quarter if the Board of Managers so determines.

Notwithstanding the foregoing, “Available Cash” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Board of Managers” has the meaning assigned to such term in Section 7.1(a).

“Book Basis Derivative Items” means any item of income, deduction, gain, loss, Simulated Depletion, Simulated Gain or Simulated Loss included in the determination of Net Income or Net Loss that is computed with reference to the Carrying Value of an Adjusted Property (e.g., depreciation, Simulated Depletion, or gain, loss, Simulated Gain or Simulated Loss with respect to an Adjusted Property).

“Book-Down Event” means an event that triggers a negative adjustment to the Capital Accounts of the Members pursuant to Section ~~5.4~~5.2(~~d~~e).~~“Book-Tax Disparity” means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Member’s share of the Company’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Member’s Capital Account balance as maintained pursuant to Section 5.4 and the hypothetical balance of such Member’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles~~.

“Book-Up Event” means an event that triggers a positive adjustment to the Capital Accounts of the Members pursuant to Section ~~5.4~~5.2(~~d~~e).

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America~~, the State of Maryland~~ or the State of Texas shall not be regarded as a Business Day.

“Capital Account” means the capital account maintained for a Member pursuant to Section ~~5.4~~.5.2. The Capital Account of a Member in respect of a Unit or any other Member Interest shall be the amount that such Capital Account would be if such Unit or other Member Interest were the only interest in the Company held by such Member from and after the date on which such Unit or other Member Interest was first issued.

“Capital Contribution” means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Member contributes to the Company.

“Capital Improvement” means any (a) addition or improvement to the capital assets owned by any Group Member, (b) acquisition of existing, or the construction of new or the improvement of existing, capital assets (including, without limitation, undeveloped leasehold acreage, properties containing estimated proved reserves (whether or not producing), gas gathering systems, natural gas treatment or processing facilities, natural gas liquids fractionation facilities, storage facilities, pipeline systems or other midstream assets or facilities, and other similar assets) or (c) capital contribution by a Group Member to a Person that is not a Subsidiary in which a Group Member has an equity interest that is made by such, Group Member to fund the Group Member’s pro rata share of the cost of the acquisition of existing, or the construction of new or the improvement of existing, capital assets (including undeveloped leasehold acreage, properties containing estimated proved reserves (whether or not producing), gas gathering systems, natural gas treatment or processing facilities, natural gas liquids fractionation facilities, storage facilities, pipeline systems or other midstream assets or facilities, and other similar assets), in each case if such addition, improvement, acquisition or construction is made to increase the asset base of the Company Group, in the case of clauses (a) and (b), or such Person, in the case of clause (c), from asset base of the Company Group or such Person, as the case may be, immediately prior to such addition, improvement, acquisition or construction; provided, however, that any such addition, improvement, acquisition or construction that is made solely for investment purposes shall not constitute a Capital Improvement under this Agreement.

“Capital Surplus” has the meaning assigned to such term in Section ~~6.3~~6.2(a~~).“Capital Account True-Up Election” has the meaning set forth in Section 6.1(d)(xii)(C~~).

“Carrying Value” means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, depletion (including Simulated Depletion), amortization and cost recovery deductions charged to the Members’ Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Company property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section ~~5.4~~5.2(~~d~~e)(i) and Section ~~5.4~~5.2(~~d~~e)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Company properties, as deemed appropriate by the Board of Managers.

“Cause” means a court of competent jurisdiction has entered a final, non-appealable judgment finding such Manager liable for actual fraud or willful misconduct in its capacity as a manager of the Company.

“CEPH” ~~has the meaning assigned to such term in the preamble to this Agreement.~~means Constellation Energy Partners Holdings, LLC, a Delaware limited liability company.

“CEPM” means Constellation Energy Partners Management, LLC, a Delaware limited liability company.

“Certificate” means (a) a certificate (i) substantially in the form of Exhibit A to this Agreement, (ii) issued in global form in accordance with the rules and regulations of the Depositary or (iii) in such other form as may be adopted by the Board of Managers, issued by the Company evidencing ownership of one or more Units or (b) a certificate, in such form as may be adopted by the Board of Managers, issued by the Company evidencing ownership of one or more other Company Securities.

“Certificate of Formation” means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware as referenced in Section 7.2, as such Certificate of Formation may be amended, supplemented or restated from time to time.

“Chairman of the Board” has the meaning assigned to such term in Section 7.1(j).

~~“CHI” has the meaning assigned to such term in the preamble to this Agreement.~~

“Citizenship Certification” means a properly completed certificate in such form as may be specified by the Board of Managers by which an Assignee or a Member certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

“Class A Manager” has the meaning assigned to such term in Section 11.8(d).

“Class A Member Interests” means the Member Interests represented by the Class A Units.

“Class A Unit” means a Unit representing a fractional part of the Member Interests of all Members and, to the extent they are treated as Members hereunder, Assignees, and having the rights and obligations specified with respect to Class A Units in this Agreement. As specified in Section 3.5(a), the Class A Member Interests constitute the Class A Units.

“Class A Unit Majority” means at least a majority of the Outstanding Class A Units, voting together as a single class separate from the Common Units and any other Member Interest or Company Securities.

“Class B Manager” has the meaning assigned to such term in Section 11.8(d).

“Class B Member Interests” means the Member Interests represented by the Common Units.

“Class C Member Interests” means the Member Interests represented by the Management Incentive Interests.

“Class D Interests” means a non-voting Member Interest representing a fractional part of the Member Interests of all Members and, to the extent they are treated as Members hereunder, Assignees, and having the rights and obligations specified with respect to Class D Member Interests in this Agreement. As specified in Section 3.5(~~d~~a)(iv), the Class D Member Interests constitute the Class D Interests.

“Class D Member Interests” means the Member Interests represented by the Class D ~~Units~~Interests.

~~“Class F Member Interests” means the Member Interests represented by the Class F Units.~~

~~“Class F Unit” means a Unit representing a fractional part of the Interests of all Members, and to the extent that they are treated as Members hereunder, Assignees, and having the rights and obligations specified with respect to the Class F Units in this Agreement. A “Class F Unit” shall not constitute a Common Unit until such time as such Class F Unit is converted into a Common Unit pursuant to Section 5.11.~~

“Closing Date” means ~~the first date on which Common Units are sold by the Company to the Underwriters pursuant to the provisions of the Underwriting Agreement.~~November 20, 2006.

“Closing Price” means in respect of any class of Member Interests, as of the date of determination, the official closing price, regular way, if no official closing price is available, the last sales price on such day or in the case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system for securities listed or admitted for trading on the principal National Securities Exchange on which the respective Member Interests of that class are listed or admitted to trading, or if such Member Interests are not listed or admitted for trading on any National Securities Exchange, the last quoted price on that day, or if no quoted price exists, the average of the high bid low asked price on that day in the over-the-counter market, as reported by any quotation system then in use with respect to such Member Interests, or, if on any such day such Member Interests of such class are not quoted by any such system, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in such Member Interests of such class selected by the Board of Managers, or if on any such day no market maker is making a market in such Member Interests of such class, the fair value of such Member Interests on such day as determined by the Board of Managers.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Commences Commercial Service~~” and “Commenced of Commercial Service~~” shall mean the date a Capital Improvement is first put into commercial service following completion of construction and testing.

“Commission” means the United States Securities and Exchange Commission.

“Commodity Hedge Contract” means any commodity exchange, swap, forward, cap, floor, collar or other similar agreement or arrangement, each of which is for the purpose of hedging the exposure of the Company Group to fluctuations in the price of hydrocarbons in their operations and not for speculative purposes.

“Common Unit” means a Unit representing a fractional part of the Member Interests of all Members and, to the extent they are treated as Members hereunder, Assignees, and having the rights and obligations specified with respect to Common Units in this Agreement. The term “Common Unit” does not include a Class A Unit prior to its conversion into a Common Unit pursuant to this Agreement. As specified in Section 3.5(b~~a~~), the Class B Member Interests constitute the Common Units.

“Common Unit Majority” means at least a majority of the Outstanding Common Units, voting together as a single class separate from the Class A Units and any other Member Interests or Company Securities.

~~“Common Unit Purchase Agreement” means the Class F Unit and Common Unit Purchase Agreement dated as of July 12, 2007 between the Company and the Purchasers named therein.~~

“Company” means Constellation Energy Partners LLC, a Delaware limited liability company, and any successors thereto.

“Company Group” means the Company and each Subsidiary of the Company, treated as a single consolidated entity.

“Company Minimum Gain” means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

“Company Security” means any class or series of equity interest in the Company (but excluding any options, rights, warrants and appreciation rights relating to an equity interest in the Company), including the Units, the Class D Interests and the Management Incentive Interests.

“Conflicts Committee” means a committee of the Board of Managers composed entirely of two or more Managers who are not (a) Officers or employees of the Company or any Subsidiary of the Company, (b) managers, directors, officers or employees of any Affiliate of the Company or (c) holders of any ownership interest in the Company Group other than Common Units, and who also meet the independence standards established by the Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the Common Units are listed for trading, which standards are applicable to members of audit committees of boards of directors.

~~“Constellation” means Constellation Energy Group, Inc., a Maryland corporation, and its successors.~~

“Contributed Property” means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Company. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section ~~5.4~~5.2(~~d~~e), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

“Curative Allocation” means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 6.1(d)(x).

“Current Market Price” means, in respect of any class of Member Interests, as of the date of determination, the average of the daily Closing Prices per Member Interest of such class for the 20 consecutive Trading Days immediately prior to such date.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Delayed 4-Quarter Test” requires that:

(a) ~~(f)~~ the 12-Quarter Test, but not the 4-Quarter Test, has been met in respect of the First MII Earnings Period or any Later MII Earnings Period;

(b) ~~(g)~~ the 4-Quarter Test has been met in any MII 4-Quarter Earnings Period; and

(c) ~~(h)~~ the Company distributes Available Cash from Operating Surplus to holders of Outstanding Class A Units and Common Units in an amount that equals or exceeds the Initial Quarterly Distribution on all Outstanding Class A Units and Common Units in each Quarter occurring between the end of the First MII Earnings Period or Later MII Earnings Period, as the case may be, and the beginning of the MII 4-Quarter Earnings Period.

“Depositary” means, with respect to any Units issued in global form, The Depository Trust Company and its successors and permitted assigns.

“DGCL” means the General Corporation Law of the State of Delaware, 8 Del. C. Section 101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752-2(a).

“Eligible Citizen” means a Person qualified to own interests in real property in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose status as a Member or Assignee does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its properties or any interest therein.

“EP MID” means a Management Incentive Distribution equal to 17.65% of the sum of the amounts, if any, by which per Unit distributions of Available Cash from Operating Surplus to the holders of Outstanding Class A Units and Common Units pursuant to Section ~~6.4~~6.3(a), during the First MII Earnings Period or Later MII Earnings Period, as the case may be, exceeded the Target Distribution.

~~“Estimated Incremental Quarterly Tax Amount” has the meaning assigned to such term in Section 6.8.~~

“Estimated Maintenance Capital Expenditures” means an estimate made in good faith by the Board of Managers of the Company (with the concurrence of the Conflicts Committee) of the average quarterly Maintenance Capital Expenditures that the Company will need to incur over the long term to maintain the asset base of the Company Group existing at the time the estimate is made. The Board of Managers of the Company (with the concurrence of the Conflicts Committee) will be permitted to make such estimate in any manner it determines reasonable. The estimate will be made at least annually and whenever an event occurs that is likely to result in a material adjustment to the amount of future Estimated Maintenance Capital Expenditures. The Company shall disclose to its Members any change in the amount of Estimated Maintenance Capital Expenditures in its reports made in accordance with Section 8.3 to the extent not previously disclosed. Any adjustments to Estimated Maintenance Capital Expenditures shall be prospective only.

“Expansion Capital Expenditures” means cash expenditures for Acquisitions or Capital Improvements. Expansion Capital Expenditures shall not include Maintenance Capital Expenditures or Investment Capital Expenditures. Expansion Capital Expenditures shall include interest (and related fees) on debt incurred and distributions on equity issued, in each case, to finance the construction of a Capital Improvement and paid during the period beginning on the date that the Company enters into a binding obligation to commence construction of a Capital Improvement and ending on the earlier to occur of the date that such Capital Improvement Commences Commercial Service or the date that such Capital Improvement is abandoned or disposed of. Debt incurred or equity issued to fund such construction period interest payments or such construction period distributions on equity paid during such period, shall also be deemed to be debt incurred or equity issued, as the case may be, to finance the construction of a Capital Improvement. Where capital expenditures are made in part for Expansion Capital Expenditures and in part for other purposes, the Board of Managers, with the concurrence of the Conflicts Committee, shall determine the allocation between the amounts paid for each.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor for such statute.

“Final Adjudication” has the meaning assigned to such term in Section 7.7(c).

“First MII Earnings Period” means the 12 full, consecutive, non-overlapping Quarters that begin with the first Quarter in respect of which the Company distributes per Unit Available Cash from Operating Surplus to holders of the Outstanding Class A Units and Common Units in an amount equal to or greater than the Target Distribution.

~~“Gas Purchase Contract” means the Oil and Gas Purchase Contract, dated October 1, 1993, by and between Torch Energy Marketing, Inc., Torch Royalty Company and Velasco Gas Company, L.P., including the Sharing Arrangement provided in Article IV thereunder.~~

“Group” means a Person that with or through any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to ten or more Persons), exercising investment power or disposing of any Member Interest with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Member Interests.

“Group Member” means a member of the Company Group.

“Group Member Agreement” means the partnership agreement of any Group Member, other than the Company, that is a limited or general partnership, the limited liability company or operating agreement of any Group Member, other than the Company, that is a limited liability company, the certificate of incorporation and bylaws or similar organizational documents of any Group Member that is a corporation, the joint venture agreement or similar governing document of any Group Member that is a joint venture and the governing or organizational or similar documents of any other Group Member that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, including any amendments, supplements or restatements from time to time.

“Holder” has the meaning assigned to such term in Section ~~5.10~~5.8(a).

“Indemnified Persons” has the meaning assigned to such term in Section ~~5.10~~5.8(c).

“Indemnitee” means (a) any Person who is or was a Manager~~,~~ or Officer ~~or a Tax Matters Partner~~ of the Company, (b) any Person who is or was a member, partner, manager, director, officer, fiduciary or trustee of any Group Member (other than the Company) or any Affiliate of a Group Member (other than the Company), (c) any Person who is or was serving at the request of the Company as a director, manager, officer, tax matters partner, fiduciary or trustee of another Person; provided that a Person shall not be an “Indemnitee” by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services and (d) any Person that the Company designates as an “Indemnitee” for purposes of this Agreement.

“Independent Manager” means a Manager who meets the independence and other standards required of the members of the audit committee of a board of directors, which standards are established by the Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the Common Units are listed for trading.

~~“Initial Common Units” means the Common Units sold in the Initial Offering.~~

~~“Initial Members” means CEPH (with respect to the Common Units, the Class A Units and Management Incentive Interests received by it pursuant to Section 5.1~~)~~, CHI with respect to the Class D Interests received by it pursuant to Section 5.2(a) and the Underwriters with respect to the Common Units issued to the Underwriters as described in Section 5.2(b) and Section 5.2(c) in connection with the Initial Offering, in each case upon being admitted to the Company in accordance with this Agreement.~~

~~“Initial Offering” means the initial offering and sale of Common Units to the public, as described in the Registration Statement.~~

~~“Initial Operating Agreement” means the Operating Agreement of Constellation Energy Resources LLC (formerly CBM Equity IV Holdings, LLC), dated as of February 7, 2005, as amended through the date of this Agreement, including by the Amended and Restated Operating Agreement of Constellation Energy Resources LLC, dated as of May 9, 2006.~~

“Initial Quarterly Distribution” means $0.4625 per Common Unit per Quarter (or, with respect to the period commencing on the Closing Date and ending on December 31, 2006, it means the product of $0.4625 multiplied by a fraction of which the numerator is the number of days in such period and of which the denominator is 92), subject to adjustment in accordance with Section ~~6.7 and Section 6.8.~~6.6.

“Initial Unit Price” means ~~(a) with respect to the Common Units, the initial public offering price per Common Unit at which the Underwriters offered the Common Units to the public for sale as set forth on the cover page of the prospectus included as part of the Registration Statement and first issued at or after the time the Registration Statement first became effective or (b) with respect to any other~~ with respect to any class or series of Company Securities, the price per Unit at which such class or series of Company Securities is initially sold by the Company, as determined by the Board of Managers, in each case adjusted as the Board of Managers determines to be appropriate to give effect to any distribution, subdivision or combination of Company Securities.

“Interim Capital Transactions” means the following transactions if they occur prior to the Liquidation Date: (a) borrowings, refinancings or refundings of indebtedness (other than Working Capital Borrowings and other than for items purchased on open account in the ordinary course of business) by any Group Member and sales of debt securities of any Group Member; (b) sales of equity interests of any Group Member ~~(including the Common Units sold to the Underwriters pursuant to the exercise of the Over-Allotment Option)~~; (c) sales or other voluntary or involuntary dispositions of any assets of any Group Member other than (i) sales or other dispositions of inventory, accounts receivable and other assets in the ordinary course of business and (ii) sales or other dispositions of assets as part of normal retirements or replacements; (d) the termination of Commodity Hedge Contracts and interest rate swap agreements prior to their respective specified termination dates; (e) capital contributions received; and (f) corporate organizations and restructurings.

“Investment Capital Expenditures” means capital expenditures other than Maintenance Capital Expenditures and Expansion Capital Expenditures.

“Issue Price” means the price at which a Unit is purchased from the Company, net of any sales commissions or underwriting discount charged to the Company.

~~“July 2007 Common Unit Purchase Agreement” means the Class F Unit and Common Unit Purchase Agreement dated as of July 12, 2007 between the Company and the purchasers named therein.~~

“Later MII Earnings Period” means, if the 12-Quarter Test is not met with respect to the First MII Earnings Period, the 12 full, consecutive, non-overlapping Quarters in respect of which the Company distributes per Unit Available Cash from Operating Surplus to holders of Outstanding Class A Units and Common Units in an amount equal to or greater than the Target Distribution commencing with the Quarter during the First MII Earnings Period either (a) after the Quarter in which the 12-Quarter Test is not met or (b) in which the reduction that caused the Company to fail to satisfy clause (c) of the definition of the 12-Quarter Test occurs.

“Liquidation Date” means the date on which an event giving rise to the dissolution of the Company occurs.

“Liquidator” means one or more Persons selected by the Board of Managers to perform the functions described in Section 10.2 as liquidating trustee of the Company within the meaning of the Delaware Act.

“Maintenance Capital Expenditures” means cash expenditures (including expenditures for the addition or improvement to the asset base owned by any Group Member (including plugging and abandonment costs) or for the acquisition of existing, or the construction or development of new, capital assets, including, without limitation, undeveloped leasehold acreage, properties containing estimated proved reserves, gas gathering systems, natural gas treatment or processing facilities, natural gas liquids fractionation facilities, storage facilities, pipeline facilities or other midstream assets or facilities and other similar assets) if such expenditure is made to maintain, including over the long term, the asset base of the Company Group. Maintenance Capital Expenditures shall not include (a) Expansion Capital Expenditures or (b) Investment Capital Expenditures. Maintenance Capital Expenditures shall include interest (and related fees) on debt incurred and distributions on equity issued, in each case, to finance the construction or development of a replacement asset and paid during the period beginning on the date that the Company enters into a binding obligation to commence constructing or developing a replacement asset and ending on the earlier to occur of the date that such replacement asset Commences Commercial Service and the date that such replacement asset is abandoned or disposed of. Debt incurred to pay or equity issued to fund construction or development period interest payments, or such construction or development period distributions on equity, shall also be deemed to be debt or equity, as the case may be, incurred to finance the construction or development of a replacement asset.

“Management Incentive Distribution” means any distribution made to the holder of the Management Incentive Interests pursuant to Section ~~6.4~~6.3(b)(~~iv~~iii)(C) or Section ~~6.5~~.6.4.

“Management Incentive Interests” means the non-voting Member Interest having the rights and obligations specified with respect to Management Incentive Interests in this Agreement. As specified in Section 3.5(c~~a)(iii~~), the Class C Member Interests constitute the Management Incentive Interests. The holder(s) of the Management Incentive Interests have the right to receive any Management Incentive Distributions.

~~“Management Services Agreement” means the Management Services Agreement to be entered into on or prior to the Closing Date between CEPM, Constellation Energy Group, Inc. and the Company, as the same may be amended or supplemented during the term of this Agreement.~~

“Manager” means a member of the Board of Managers.

“Member” means, unless the context otherwise requires, (a) each ~~Initial Member,~~Person admitted as a Member of the Company as of the date of adoption of this Third Amended and Restated Operating Agreement of the Company, each Substituted Member and each Additional Member or (b) solely for purposes of Articles 5, 6, 7, 9, 11 and 12, each Assignee; provided, however, that when the term “Member” is used herein in the context of any vote or approval, including in Articles 11 and 12, such term shall not, solely for such purpose, include any holder of the Management Incentive Interests or Class D Interests (in each case solely with respect to such Management Incentive Interests or Class D Interests and not with respect to any other Member Interest held by such Person) except as required by law.

“Member Interest” means the ownership interest of a Member or Assignee in the Company, which may be evidenced by Units, Management Incentive Interests, Class D Interests or other Company Securities or a combination thereof or interest therein, and includes any and all benefits to which such Member or Assignee is entitled as provided in this Agreement, together with all obligations of such Member or Assignee to comply with the terms and provisions of this Agreement; provided, however, that when the term “Member Interest” is used herein in the context of any vote or approval, including Article 11 and Article 12, such term shall not, solely for such purpose, include any Management Incentive Interests or Class D Interests except as may be required by applicable law.

“Member Nonrecourse Debt” has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

“Member Nonrecourse Deductions” means any and all items of loss, deduction, expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code), Simulated Depletion or Simulated Loss that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Member Nonrecourse Debt.

“Merger Agreement” has the meaning assigned to such term in Section 12.1.

“MII 4-Quarter Earnings Period” means any four full, consecutive and non-overlapping Quarters occurring after the end of the First MII Earnings Period or Later MII Earnings Period, as the case may be, up to three of which Quarters can fall within the First MII Earnings Period or Later MII Earnings Period, as the case may be.

“MII Tests” means both the 12-Quarter Test and 4-Quarter Test.

“MII Vesting Period” means the period commencing with the Closing Date and ending on the expiration of the earliest to occur of:

(a) ~~(i)~~ the First MII Earnings Period, if both the 12-Quarter Test and 4-Quarter Test are met with respect to the First MII Earnings Period;

(b) ~~(j)~~ the Later MII Earnings Period, if both the 12-Quarter Test and 4-Quarter Test are met with respect to the Later MII Earnings Period; and

(c) ~~(k)~~ the MII 4-Quarter Earnings Period, if the Delayed 4-Quarter Test is met.

For the avoidance of doubt, the MII Vesting Period shall end as of the close of business on the last day of the Quarter in respect of which clause (a), (b) or (c) of this definition is satisfied.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act of 1934 and any successor to such statute.

“Net Agreed Value” means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Company upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Member or Assignee by the Company, the Company’s Carrying Value of such property (as adjusted pursuant to Section ~~5.4~~5.2(~~d~~e)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Member or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

“Net Income” means, for any taxable year, the excess, if any, of the Company’s items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Company’s items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section ~~5.4~~5.2(~~b~~c) and shall include Simulated Gains, Simulated Losses, ~~and~~ Simulated Depletion, and any deductions for taxes incurred by the Company, but shall not include any items specially allocated under Section 6.1(d); provided that the determination of the items that have been specially allocated under Section 6.1(d) shall be made as if Section 6.1(d)(xi) were not in this Agreement.

“Net Loss” means, for any taxable year, the excess, if any, of the Company’s items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Company’s items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section ~~5.4~~5.2(~~b~~c) and shall include Simulated Gains, Simulated Losses, ~~and~~ Simulated Depletion, and any deductions for taxes incurred by the Company, but shall not include any items specially allocated under Section 6.1(d); provided that the determination of the items that have been specially allocated under Section 6.1(d) shall be made as if Section 6.1(d)(xi) were not in this Agreement.

“Net Positive Adjustments” means, with respect to any Member, the excess, if any, of the total positive adjustments over the total negative adjustments made to the Capital Account of such Member pursuant to Book-Up Events and Book-Down Events.

“Net Termination Gain” means, for any taxable year, the sum, if positive, of all items of income, gain, loss or deduction recognized by the Company after the Liquidation Date. The items included in the determination of Net Termination Gain shall be determined in accordance with Section ~~5.4~~5.2(~~b~~c) and shall include Simulated Gains, Simulated Losses ~~and~~, Simulated Depletion, and any deductions for taxes incurred by the Company, but shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

“Net Termination Loss” means, for any taxable year, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Company after the Liquidation Date. The items included in the determination of Net Termination Loss shall be determined in accordance with Section ~~5.4~~5.2(~~b~~c) and shall include Simulated Gains, Simulated Losses ~~and~~, Simulated Depletion, and any deductions for taxes incurred by the Company, but shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

“Non-citizen Assignee” means a Person whom the Board of Managers has determined does not constitute an Eligible Citizen, pursuant to Section 4.7.

“Nonrecourse Built-in Gain” means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Members pursuant to Section ~~6.2(c)(iii), Section 6.2(d)(i)(A), Section 6.2(d)(ii)(A) and Section 6.2(d)(iii)~~6.1(d) if the Company were treated as a partnership for federal income tax purposes and if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” means any and all items of loss, deduction, expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code), Simulated Depletion or Simulated Loss that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

“Notice of Election to Purchase” has the meaning assigned to such term in Section 13.1(b).

~~“NPI” means the “Net Royalty Interest” as that term is defined in the Net Profits Overriding Royalty Conveyance, dated November 22, 1993, but effective as of October 1, 1993 from, pursuant to Part I thereof, Velasco Gas Company, L.P. to Torch Energy Advisors Incorporated and, pursuant to Part II thereof, from Torch Energy Advisors Incorporated to the Trust.~~

“Officers” has the meaning assigned to such term in Section 7.4(a).

~~“Omnibus Agreement” means the Omnibus Agreement among Constellation Energy Commodities Group, Inc., the Company, Robinson’s Bend Operating II, LLC, Robinson’s Bend Marketing II, LLC and Robinson’s Bend Production II, LLC dated November 20, 2006.~~

“Operating Companies” means ~~(i) Robinson’s Bend Marketing II, LLC, a Delaware limited liability company, (ii) Robinson’s Bend Production II, LLC, a Delaware limited liability company, (iii) Robinson’s Bend Operating II, LLC, a Delaware limited liability company, and (iv) any other~~ any operating Subsidiaries of the Company and any successors thereto.

“Operating Expenditures” means all Company Group expenditures (or the Company’s proportionate share of expenditures in the case of Subsidiaries that are not wholly owned), including taxes~~, amounts paid under the Management Services Agreement,~~ and payments made in the ordinary course of business under Commodity Hedge Contracts (excluding payments made in connection with the termination of any Commodity Hedge Contract prior to the expiration of its terms), provided that with respect to amounts paid in connection with the initial purchase or placing of a Commodity Hedge Contract, such amounts shall be amortized over the life of the applicable Commodity Hedge Contract and upon its termination, if earlier, Manager and Officer compensation, compensation paid to members of the Board of Managers, repayment of Working Capital Borrowings, debt service payments, and Estimated Maintenance Capital Expenditures, subject to the following:

(a) ~~(l) Repayment~~repayment of Working Capital Borrowings deducted from Operating Surplus pursuant to clause (c)(iii) of the definition of Operating Surplus shall not constitute Operating Expenditures when actually repaid~~.~~;

(b) ~~(m) Payments~~payments (including prepayments) of principal of and premium on indebtedness other than Working Capital Borrowings shall not constitute Operating Expenditures~~.~~;

(c) ~~(n)~~ Operating Expenditures shall not include (i) Expansion Capital Expenditures, (ii) actual Maintenance Capital Expenditures, (iii) Investment Capital Expenditures, (iv) payment of transaction expenses (which, with respect to the termination of a Commodity Hedge Contract prior to its stipulated settlement or termination date, such transaction expenses shall constitute any payments due from any Group Member upon such settlement or termination) relating to Interim Capital Transactions, (v) distributions to Members (including distributions in respect of the Class D Interests and any Management Incentive Distributions) or (vi) non-Pro Rata repurchases of Units of any class made with proceeds of a substantially concurrent equity issuance~~.~~; and

(d) ~~(o) Where~~where capital expenditures are made in part for Maintenance Capital Expenditures and in part for other purposes, the Board of Managers, with the concurrence of the Conflicts Committee, shall determine the allocation between the amounts paid for each and, with respect to the part of such capital expenditures made for Maintenance Capital Expenditures, the period over which such Maintenance Capital Expenditures will be included in Estimated Maintenance Capital Expenditures and deducted as an Operating Expenditure in calculating Operating Surplus.

“Operating Surplus” means, with respect to any period ending prior to the Liquidation Date, on a cumulative basis and without duplication,

(a) the sum of (i) $20.0 million, (ii) all cash receipts of the Company Group (or the Company’s proportionate share of cash receipts in the case of Subsidiaries that are not wholly owned) for the period beginning on the Closing Date and ending on the last day of such period, excluding cash receipts from Interim Capital Transactions (except to the extent specified in Section ~~6.6~~6.5), (iii) all cash receipts of the Company Group (or the Company’s proportionate share of cash receipts in the case of Subsidiaries that are not wholly owned) after the end of such period but on or before the date of determination of Operating Surplus with respect to such period resulting from Working Capital Borrowings and (iv) cash distributions paid on equity issued to finance all or a portion of the construction, acquisition or improvement of a Capital Improvement or replacement of a capital asset (such as equipment or reserves) during the period beginning on the date that the Group Member enters into a binding obligation to commence the construction, acquisition or improvement of a Capital Improvement or replacement of a capital asset and ending on the earlier to occur of the date the Capital Improvement or capital asset Commences Commercial Service or the date that it is abandoned or disposed of (equity issued to fund construction period interest payments on debt incurred, or construction period distributions on equity issued, to finance the construction, acquisition or development of a Capital Improvement or replacement of a capital asset shall also be deemed to be equity issued to finance the construction, acquisition or development of a Capital Improvement or replacement of a capital asset for purposes of this clause (iv)); plus

(b) if the right to receive distributions (other than distributions in liquidation) on the Class D Interests terminates before December 31, 2012, the excess of the amount of the original $8.0 million contribution by ~~CHI~~Constellation Holdings, Inc. for the Class D Interests over the cumulative cash distributions paid on the Class D Interests before such termination shall be included in Operating Surplus, such inclusion to occur over a series of quarters with the amount included in each Quarter to be equal to the amount of the payment a Group Member makes to the ~~Trust in respect of the NPI~~Torch Energy Royalty Trust in respect of the “Net Royalty Interest” (as that term is defined in the Net Profits Overriding Royalty Conveyance, dated November 22, 1993, but effective as of October 1, 1993 from, pursuant to Part I thereof, Velasco Gas Company, L.P. to Torch Energy Advisors Incorporated and, pursuant to Part II thereof, from Torch Energy Advisors Incorporated to the Torch Energy Royalty Trust) for such Quarter that would not have been paid but for termination of the ~~Sharing Arrangement under the Gas Purchase Contract~~method of calculating the price at which natural gas is sold pursuant to Article IV of the Oil and Gas Purchase Contract, dated October 1, 1993, by and between Torch Energy Marketing, Inc., Torch Royalty Company and Velasco Gas Company, L.P.; less

(c) the sum of

(i) Operating Expenditures for the period beginning on the Closing Date and ending on the last day of such period;

(ii) the amount of cash reserves established by the Board of Managers (or the Company’s proportionate share of cash reserves in the case of Subsidiaries that are not wholly owned) to provide funds for future Operating Expenditures; and

(iii) all Working Capital Borrowings not repaid within twelve months after having been incurred;

provided, however, that disbursements made (including contributions to a Group Member or disbursements on behalf of a Group Member) or cash reserves established, increased or reduced after the end of such period but on or before the date of determination of Available Cash with respect to such period shall be deemed to have been made, established, increased or reduced, for purposes of determining Operating Surplus, within such period if the Board of Managers so determines.

Notwithstanding the foregoing, “Operating Surplus” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to the Company or any of its Affiliates) acceptable to the Board of Managers.

~~“Option Closing Date” means the date or dates on which any Common Units are sold by the Company to the Underwriters upon exercise of the Over-Allotment Option.~~

“Outstanding” means, with respect to Company Securities, all Company Securities that are issued by the Company and reflected as outstanding on the Company’s books and records as of the date of determination; provided, however, that (i) no Company Securities held by the Company or any other Group Member shall be considered Outstanding and (ii) if at any time any Person or Group (other than CEPM or CEPH or their Affiliates) beneficially owns 20% or more of any Outstanding Company Securities of any class then Outstanding, all Company Securities owned by such Person or Group shall not be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of Members to vote on any matter (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement, provided that the foregoing limitation shall not apply to any Person or Group who acquired 20% or more of any Outstanding Company Securities of any class then Outstanding directly from CEPM or CEPH or their Affiliates with the prior approval of the Board of Managers.

~~“Over-Allotment Option” means the over-allotment option granted to the Underwriters by the Company pursuant to the Underwriting Agreement.~~

“Per Unit Capital Amount” means, as of any date of determination, the Capital Account, stated on a per ~~Unit, Class F Unit or Privately Placed Common~~ Unit basis, ~~as the case may be,~~ underlying any Unit~~, Class F Unit or Privately Placed Common Unit, as the case may be,~~ held by a Person.

“Percentage Interest” means, as of any date of determination (a) as to any Unitholder holding Class A Units, the product obtained by multiplying (i) 2% by (ii) the quotient obtained by dividing (A) the number of Class A Units held by such Unitholder by (B) the total number of Outstanding Class A Units; (b) as to any Unitholder holding Common Units ~~or Class F Units~~, the product obtained by multiplying (i) 98% by (ii) the quotient obtained by dividing (A) the number of Common Units ~~or Class F Units~~ held by such Unitholder by (B) the total number of all Outstanding Common Units ~~or Class F Units~~; and (c) as to the holders of other Company Securities issued by the Company in accordance with Section ~~5.5~~,5.3, the percentage established as a part of such issuance.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or other enterprise (including an employee benefit plan), association, government agency or political subdivision thereof or other entity.

“Plan of Conversion” has the meaning assigned to the term in Section 12.1.

~~“Pre-IPO Member Interest” shall have the meaning assigned to such term in Section 3.5(a).~~

“Prime Rate” means the prime rate of interest as quoted from time to time by the Wall Street Journal or another source reasonably selected by the Company.

~~“Private Placement Value” means, with respect to the Class F Units, $34.43 per Class F Unit; with respect to the Privately Placed Common Units issued pursuant to the July 2007 Common Unit Purchase Agreement, $35.25 per Privately Placed Common Unit; with respect to the Privately Placed Common Units issued pursuant to the August 2007 Common Unit Purchase Agreement, $42.50 per Privately Placed Common Unit; and with respect to any Privately Placed Common Unit issued after the date hereof, the amount set forth as the Private Placement Value in the purchase agreement with respect to such Common Unit.~~

~~“Privately Placed Common Units” means, the Common Units issued pursuant to the July 2007 Common Unit Purchase Agreement, the Common Units issued pursuant to the August 2007 Common Unit Purchase Agreement, and any Common Units issued in a private placement transaction after the date hereof pursuant to a common unit purchase agreement.~~

“Pro Rata” means (a) when modifying Units or any class thereof, apportioned equally among all such Units, in accordance with their relative Percentage Interests, (b) when modifying other Member Interests with respect to which a Percentage Interest is assigned, apportioned equally among such class of Member Interests in accordance with their Percentage Interests, (c) when modifying other Member Interests with respect to which a Percentage Interest is not assigned, apportioned among the holders of such Member Interests based upon the ratio that each Member’s share of such Member Interests bears to the total of such Member Interest, and (d) when modifying Members, apportioned among all designated Members in accordance with their relative Percentage Interest.

“Purchase Date” means the date determined by the Board of Managers as the date for purchase of all Outstanding Units of a certain class pursuant to Article 13.

“Quarter” means, unless the context requires otherwise, a fiscal quarter, or, with respect to the first fiscal quarter after the Closing Date, the portion of such fiscal quarter after the Closing Date, of the Company.

~~“Recapture Income” means any gain recognized by the Company (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Company, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.~~

“Record Date” means the date established by the Company for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Members or entitled to exercise rights in respect of any lawful action of Members or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

“Record Holder” means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to other Company Securities, the Person in whose name any such other Company Security is registered on the books that the Company has caused to be kept as of the opening of business on such Business Day.

“Redeemable Interests” means any Member Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to Section 4.8.

~~“Registration Statement” means the Registration Statement on Form S-1 (Registration No. 333-134995) as it has been or as it may be amended or supplemented from time to time, filed by the Company with the Commission under the Securities Act to register the offering and sale of the Common Units in the Initial Offering.~~

“Remaining Net Positive Adjustments” means, as of the end of any taxable period, with respect to the holders of Common Units, ~~Privately Placed Common Units or Class F Units,~~ the excess of (i) the Net Positive Adjustments of the holders of Common Units~~, Privately Placed Common Units or Class F Units~~ as of the end of such period over (ii) the sum of those Members’ Share of Additional Book Basis Derivative Items for each prior taxable period.

“Required Allocations” means (a) any limitation imposed on any allocation of Net Losses or Net Termination Losses under Section 6.1(b) and Section 6.1(c) and (b) any allocation of an item of income, gain, loss, deduction, Simulated Depletion or Simulated Loss pursuant to Section 6.1(d)(i), Section 6.1(d)(ii), Section 6.1(d)(iv), Section 6.1(d)(v), Section 6.1(d)(vi), Section 6.1(d)(vii) or Section 6.1(d)(ix).

~~“Residual Gain” or “Residual Loss” means any item of gain or loss or Simulated Gain or Simulated Loss, as the case may be, of the Company recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss or Simulated Gain or Simulated Loss is not allocated pursuant to Section 6.2(d)(i)(A) or Section 6.2(d)(ii)(A), respectively, to eliminate Book-Tax Disparities.~~

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

“Share of Additional Book Basis Derivative Items” means, in connection with any allocation of Additional Book Basis Derivative Items for any taxable period, with respect to the holders of Common Units, ~~Privately Placed Common Units or Class F Units,~~ the amount that bears the same ratio to such Additional Book Basis Derivative Items as the holders’ Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time.

~~“Sharing Arrangement” means the method of calculating the price at which natural gas is sold pursuant to Article IV of the Gas Purchase Contract.~~

“Simulated Basis” means the Carrying Value of any oil and gas property (as defined in Section 614 of the Code).

“Simulated Depletion” means, with respect to an oil and gas property (as defined in Section 614 of the Code), a depletion allowance computed in accordance with federal income tax principles (as if the Simulated Basis of the property were its adjusted tax basis) and in the manner specified in Treasury Regulation §1.704-1(b)(2)(iv)(k)(2). For purposes of computing Simulated Depletion with respect to any property, the Simulated Basis of such property shall be deemed to be the Carrying Value of such property, and in no event shall such allowance for Simulated Depletion, in the aggregate, exceed such Simulated Basis.

“Simulated Gain” means the excess of the amount realized from the sale or other disposition of an oil or gas property over the Carrying Value of such property.

“Simulated Loss” means the excess of the Carrying Value of an oil or gas property over the amount realized from the sale or other disposition of such property.

“Solicitation Notice” has the meaning assigned to such term in Section 11.13(c).

“Special Approval” means approval by a majority of the members of the Conflicts Committee.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Substituted Member” means a Person who is admitted as a Member pursuant to Section 4.5 in place of and with all rights of a Member and who is shown as a Member on the books and records of the Company.

“Surviving Business Entity” has the meaning assigned to such term in Section 12.2(b)(ii).

~~“Suspension Period” has the meaning assigned to such term in Section 6.3(b).~~

“Target Distribution” has the meaning assigned to such term in Section ~~6.4~~6.3(b)(~~iii~~ii).

~~“Tax Matters Partner” means the Tax Matters Partner as defined in the Code.“Trademark License” means the Trademark License Agreement dated as of the Closing Date by and between Constellation and the Company, as the same may be amended or supplemented during the term of this Agreement.~~

“Trading Day” means a day on which the principal National Securities Exchange on which Member Interests of any class are listed or admitted to trading is open for the transaction of business or, if Member Interests of a class are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

“transfer” has the meaning assigned to such term in Section 4.4.

“Transfer Agent” means such bank, trust company or other Person (including the Company or one of its Affiliates) as shall be appointed from time to time by the Company to act as registrar and transfer agent for the Common Units; provided that if no Transfer Agent is specifically designated for any other Company Securities, the Company shall act in such capacity.

~~“Trust” means Torch Energy Royalty Trust.~~

~~“Trust Wells” means the natural gas wells in the Robinson’s Bend Field in the Black Warrior Basin in Alabama in which the Company Group owns an interest and that are burdened by the NPI.~~

~~“Underwriter” means each Person named as an underwriter in the Underwriting Agreement who purchases Common Units pursuant thereto.~~

~~“Underwriting Agreement” means that certain Underwriting Agreement, dated November 14, 2006, among the Underwriters, the Company and certain other parties, providing for the purchase of Common Units by the Underwriters.~~

“Unit” means a Company security that is designated as a “Unit” and shall include Class A Units~~,~~ and Common Units ~~and Class F Units~~, but shall not include Class D Interests or the Management Incentive Interests.

“Unit Majority” means at least a majority of the Outstanding Common Units and Class A Units, voting together as a single class.

“Unitholders” means the holders of Units.

“Unrealized Gain” attributable to any item of Company property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section ~~5.4~~5.2(~~d~~e)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section ~~5.4~~5.2(~~d~~e) as of such date).

“Unrealized Loss” attributable to any item of Company property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section ~~5.4~~5.2(~~d~~e) as of such date) over (b) the fair market value of such property as of such date (as determined under Section ~~5.4~~5.2(~~d~~e))

“Unrecovered Capital” means at any time, with respect to a Unit, the Initial Unit Price less the sum of all distributions constituting Capital Surplus theretofore made in respect of such Unit and any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Company theretofore made in respect of such Unit, adjusted as the Board of Managers determines to be appropriate to give effect to any distribution, subdivision or combination of such Units.

“U.S. GAAP” means United States generally accepted accounting principles consistently applied.

“Working Capital Borrowings” means borrowings used solely for working capital purposes or to pay distributions to Members made pursuant to a credit facility, commercial paper facility or other similar financing arrangement, provided that when it is incurred it is the intent of the borrower to repay such borrowings within 12 months from other than Working Capital Borrowings.

Section 1.2 Construction.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; and (c) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation.

ARTICLE 2

ORGANIZATION

Section 2.1 Formation.

The Company has previously been formed as a limited liability company pursuant to the provisions of the Delaware Act. ~~CEPH and CHI hereby amend and restate the Initial Operating Agreement in its entirety.~~ This amendment and restatement shall become effective on ~~the date of this Agreement.~~January 1, 2013. Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Members and the administration, dissolution and termination of the Company shall be governed by the Delaware Act. All Member Interests shall constitute personal property of the owner thereof for all purposes and a Member has no interest in specific Company property.

Section 2.2 Name.

The name of the Company shall be Constellation Energy Partners LLC. The Company’s business may be conducted under any other name or names, as determined by the Board of Managers. The words “Limited Liability Company,” “LLC,” or similar words or letters shall be included in the Company’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The Board of Managers may change the name of the Company at any time and from time to time and shall notify the Members of such change in the next regular communication to the Members.

Section 2.3 Registered Office; Registered Agent; Principal Office; Other Offices.

Unless and until changed by the Board of Managers, the registered office of the Company in the State of Delaware shall be located at 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Company shall be located at ~~111 Market Place, Baltimore, Maryland 21202~~1801 Main Street, Suite 1300, Houston, Texas 77002 or such other place as the Board of Managers may from time to time designate by notice to the Members. The Company may maintain offices at such other place or places within or outside the State of Delaware as the Board of Managers determines to be necessary or appropriate.

Section 2.4 Purposes and Business.

The purpose and nature of the business to be conducted by the Company shall be to (a) serve as a member, partner or stockholder, as the case may be, of, and hold limited liability company interests, partnership (whether general or limited) interests or stock, as the case may be, in the Operating Companies and, in connection therewith, to exercise all of the rights and powers conferred upon the Company as a member, partner or stockholder, as the case may be, of such entities~~,~~; (b) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that the Operating Companies are permitted to engage in or that their Subsidiaries are permitted to engage in by their organizational documents or agreements, as amended or restated from time to time, and, in connection therewith, to exercise all of the rights and powers conferred upon the Company pursuant to the agreements relating to such business activity~~,~~; (c) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the Board of Managers and that lawfully may be conducted by a limited liability company organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Company pursuant to the agreements relating to such business activity; and (d) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member~~; provided, however, that the Company shall not engage, directly or indirectly, in any business activity that the Board of Managers determines would cause the Company to be treated as an association taxable~~

~~as a corporation or otherwise taxable as an entity for federal income tax purposes~~. The Board of Managers has no obligation or duty to the Company or the Members to propose or approve, and may decline to propose or approve, the conduct by the Company of any business.

Section 2.5 Powers.

The Company shall be empowered to do any and all acts and things necessary and appropriate for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Company.

Section 2.6 Power of Attorney.

Each Member and Assignee hereby constitutes and appoints each of the Chief Executive Officer, the President and the Secretary and, if a Liquidator shall have been selected pursuant to Section 10.2, the Liquidator (and any successor to the Liquidator by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

(a) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices:

(i) all certificates, documents and other instruments (including this Agreement and the Certificate of Formation and all amendments or restatements hereof or thereof) that the Chief Executive Officer, President or Secretary, or the Liquidator, determines to be necessary or appropriate to form, qualify or continue the existence or qualification of the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property;

(ii) all certificates, documents and other instruments that the Chief Executive Officer, President or Secretary, or the Liquidator, determines to be necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement;

(iii) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the Board of Managers, such Officer or the Liquidator determines to be necessary or appropriate to reflect the dissolution, liquidation and termination of the Company pursuant to the terms of this Agreement;

(iv) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Member pursuant to, or other events described in, Article 4 or Article 10;

(v) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Company Securities issued pursuant to Section ~~5.5~~5.3;

(vi) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger, consolidation or conversion of the Company pursuant to Article 12; and

(b) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments that the Board of Managers or the Liquidator determines to be necessary or appropriate to (i) make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Members hereunder or is consistent with the terms of this Agreement or (ii) effectuate the terms or intent of this Agreement; provided, that when required by Section 11.2 or any other provision of this Agreement that establishes a percentage of the Members or of the Members of any class or series required to take any action, the Chief Executive Officer, President or Secretary, or the Liquidator, may exercise the power of attorney made in this Section 2.6(b) only after the necessary vote, consent or approval of the Members or of the Members of such class or series, as applicable.

Nothing contained in this Section 2.6 shall be construed as authorizing the Chief Executive Officer, President or Secretary, or the Liquidator, to amend this Agreement except in accordance with Article 11 or as may be otherwise expressly provided for in this Agreement.

(c) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Member or Assignee and the transfer of all or any portion of such Member’s or Assignee’s Member Interest and shall extend to such Member’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Member or Assignee hereby agrees to be bound by any representation made by the Chief Executive Officer, President or Secretary, or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Member or Assignee, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Chief Executive Officer, President or Secretary, or the Liquidator, taken in good faith under such power of attorney. Each Member or Assignee shall execute and deliver to the Chief Executive Officer, President or Secretary, or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as any of such Officers or the Liquidator, determines to be necessary or appropriate to effectuate this Agreement and the purposes of the Company.

Section 2.7 Term.

The Company’s term shall be perpetual, unless and until it is dissolved in accordance with the provisions of Article 10. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation as provided in the Delaware Act.

Section 2.8 Title to Company Assets.

Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, Manager or Officer, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. Title to any or all of the Company assets may be held in the name of the Company, one or more of its Affiliates or one or more nominees, as the Board of Managers may determine. The Company hereby declares and warrants that any Company assets for which record title is held in the name of one or more of its Affiliates or one or more nominees shall be held by such Affiliates or nominees for the use and benefit of the Company in accordance with the provisions of this Agreement; provided, however, that the Board of Managers shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the Board of Managers determines that the expense and difficulty of conveyancing makes transfer of record title to the Company impracticable) to be vested in the Company as soon as reasonably practicable. All Company assets shall be recorded as the property of the Company in its books and records, irrespective of the name in which record title to such Company assets is held.

ARTICLE 3

RIGHTS OF MEMBERS

Section 3.1 Limitation of Liability.

As provided in Section 18-303 of the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company. The Members shall have no liability under this Agreement, or for any such debt, obligation or liability of the Company, in their capacity as a Member, except as expressly required in this Agreement or the Delaware Act.

Section 3.2 Members.

(a) ~~Other than with regard to the Initial Members, a~~A Person shall be admitted as a Member and shall become bound by the terms of this Agreement if such Person purchases or otherwise lawfully acquires any Member Interest and becomes the Record Holder of such Member Interest in accordance with the provisions of Article 4 hereof. A Person may become a Record Holder without the consent or approval of any of the Members. A Person may not become a Member without acquiring a Member Interest. Notwithstanding the foregoing, the rights and obligations of a Person who is a Non-citizen Assignee shall be determined in accordance with Section 4.7 hereof.

(b) The name and mailing address of each Member shall be listed on the books and records of the Company maintained for such purpose by the Company or the Transfer Agent. The Secretary of the Company shall update the books and records of the Company from time to time as necessary to reflect accurately the information therein (or shall cause the Transfer Agent to do so, as applicable). A Member’s Interest may be represented by a Certificate, as provided in Section 4.1 hereof.

(c) Members may not be expelled from or removed as Members of the Company other than in accordance with Section 4.7 or Section 4.8. Members shall not have any right to resign from the Company; provided, that when a transferee of a Member’s Interest becomes a Record Holder of such Member Interest, such transferring Member shall cease to be a member of the Company with respect to the Member Interest so transferred.

Section 3.3 Management of Business.

No Member, in its capacity as such, shall participate in the operation or management of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company by reason of being a Member.

Section 3.4 Outside Activities of the Members.

Any Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities in direct competition with the Company Group. Neither the Company nor any of the other Members shall have any rights by virtue of this Agreement in any business ventures of any Member.

Section 3.5 Member Interests.

~~(a) Pursuant to the terms of the Initial Operating Agreement, a single Member Interest is issued and outstanding as of the date of this Agreement, which Member Interest constitutes 100% of the Member Interests (the “Pre-IPO Member Interest”). The Pre-IPO Member Interest is owned of record by CEPH. Immediately prior to the closing of the Initial Offering, the Pre-IPO Member Interest will be converted into and exchanged for 226,406 Class A Units, 6,593,894 Common Units and the Management Incentive Interests, such conversion and exchange to be effected in accordance with Section 5.1. Concurrently with the closing of the Initial Offering, on the Closing Date the Company will issue to CHI the Class D Interests, such issuance to be effected in accordance with Section 5.2(a). At the closing of the Initial Offering, the Company will issue to the Underwriters (i) the number of Common Units determined in accordance with Section 5.2(b), such issuance to be effected in accordance with Section 5.2(b), and (ii) if the Over-Allotment Option is exercised and the closing of such exercise occurs concurrently with closing of the Initial Offering, such additional number of Common Units as is determined in accordance with Section 5.2(c). The rights and obligations of the Class A Units, Common Units, Management Incentive Interests and Class D Interests shall be as specified in this Agreement.~~

(a) ~~(b) Immediately after the closing of the Initial Offering and as a result of the transactions referred to in Section 3.5(a), the~~The Member Interests of the Company shall be comprised of four classes of Company Securities~~. The Class A Member Interests and Class B Member Interests shall be issued in equal, whole unit increments. Pursuant to the transactions to be effected on the Closing Date, the Company will issue the following:~~, as follows:

(i) ~~up to 226,406~~the Class A Units representing Class A Member Interests;

(ii) ~~up to 11,093,894~~the Common Units representing Class B Member Interests;

(iii) (c) the Class C Member Interests which constitute, and are referred to herein as the Management Incentive Interests; and

(iv) (d) the Class D Member Interests which constitute, and are referred to herein as, the Class D Interests.

(b) The Class A Member Interests and Class B Member Interests shall be issued in equal, whole unit increments.

Section 3.6 Respective Voting Rights of Classes of Units and Interests.

(a) The Record Holder(s) of a Class A Unit(s) who have been admitted as Members of the Company in respect of such Class A Unit(s) shall have one vote per Class A Unit and be entitled to vote on all matters with respect to which a holder of Class A Units is entitled to vote under this Agreement.

(b) The Record Holder(s) of a Common Unit(s) who have been admitted as Members of the Company in respect of such Common Unit(s) shall have one vote per Common Unit and be entitled to vote on all matters with respect to which a holder of Common Units is entitled to vote under this Agreement.

(c) The Management Incentive Interests and Class D Interests ~~shall~~ constitute non-voting Member Interests in the Company except to the extent required by applicable law.

(d) A holder of any Unit who has not been admitted as a Member in accordance with this Agreement shall not be entitled to vote on any matters, and any Member who becomes a Non-citizen Assignee shall be subject to the voting restrictions set forth in Section 4.7.

(e) Except as set forth in this Agreement or as required by law, holders of Units and other Member Interests or Company Securities shall have no voting rights and their consent shall not be required for taking any action, including the merger, consolidation or conversion of the Company.

~~Section 3.7 Retirement of Class D Interests.~~

~~The Outstanding Class D Interests shall be automatically canceled and retired, and any rights of any holder of any Class D Interests shall be canceled, upon the payment by the Company of the final quarterly Management Incentive Distribution of $333,333.41 for the Quarter ending December 31, 2012 pursuant to Section 6.3(b)~~, ~~provided that such cancellation and retirement shall not occur if quarterly cash distributions in respect of the Class D Interests cease to be made in accordance with the second or third paragraph of Section 6.3(b).~~

Section 3.7 ~~Section 3.8~~ Conversion of Class A and Management Incentive Interests.

Concurrently with any termination of the right of the holder(s) of the Class A Unit(s) to elect Class A Managers pursuant to Section 11.8(e) that is not supported by the affirmative vote of any Common Units held by the holders of a majority of the Outstanding Class A Units or a majority of the Outstanding Management Incentive Interests or their Affiliates, then:

(a) each Outstanding Class A Unit shall automatically convert into, and shall thereafter constitute, one Common Unit; and

(b) the holder(s) of the Management Incentive Interests shall have the right, exercisable upon notice to the Company delivered at any time within 180 days thereafter, to require the conversion by the Company of the Management Incentive Interests into a number of Common Units, the fair market value of which is equal to the fair market value of such Management Incentive Interests, as conclusively established by an investment banking firm selected by the Board of Managers.

Section 3.8 ~~Section 3.9~~ Rights of Members.

(a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section ~~3.9~~3.8(b), each Member shall have the right, for a lawful purpose reasonably related to such Member’s Member Interest as a Member in the Company, upon reasonable written demand containing a concise statement of such purposes and at such Member’s own expense:

(i) to obtain true and full information regarding the status of the business and financial condition of the Company;

(ii) promptly after becoming available, to obtain a copy of the Company’s federal, state and local income tax returns for each year;

(iii) to have furnished to him a current list of the name and last known business, residence or mailing address of each Member;

(iv) to have furnished to him a copy of this Agreement and the Certificate of Formation and all amendments thereto, together with copies of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Formation and all amendments thereto have been executed;

(v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Member and that each Member has agreed to contribute in the future, and the date on which each became a Member; and

(vi) to obtain such other information regarding the affairs of the Company as is just and reasonable and consistent with the stated purposes of the written demand.

(b) The Board of Managers may keep confidential from the Members, for such period of time as the Board of Managers determines, (i) any information that the Board of Managers determines to be in the nature of trade secrets or (ii) other information (including the Social Security Number or Tax Identification Number of any Member) the disclosure of which the Board of Managers determines (A) is not in the best interests of the Company Group, (B) could damage the Company Group or (C) that any Group Member is required by law, by the rules of any National Securities Exchange on which any Company Security is listed for trading, or by agreement with any third party to keep confidential (other than agreements with Affiliates of the Company the primary purpose of which is to circumvent the obligations set forth in this Section ~~3.9~~3.8).

ARTICLE 4

CERTIFICATES; RECORD HOLDERS;

TRANSFER OF INTERESTS; REDEMPTION OF INTERESTS

Section 4.1 Certificates.

Upon the Company’s issuance of Common Units to any Person, the Company may issue one or more Certificates in the name of such Person evidencing the number of such Common Units being so issued. In addition, upon the request of any Person owning any other Company Securities other than Common Units, the Company shall issue to such Person one or more Certificates evidencing such other Company Securities. Certificates shall be executed on behalf of the Company by the Chairman of the Board, President or any Vice President and the Secretary or any Assistant Secretary. No Certificate representing Common Units shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that, notwithstanding any provision to the contrary in this Section 4.1 or elsewhere in this Agreement, the Common Units may be certificated or uncertificated as provided in the Delaware Act~~,~~; provided, further, that if the Board of Managers elects to issue Common Units in global form, the Common Unit Certificates shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Common Units have been duly registered in accordance with the directions of the Company. Any or all of the signatures required on the Certificate may be by facsimile. If any Officer or Transfer Agent who shall have signed or whose facsimile signature shall have been placed upon any such Certificate shall have ceased to be such Officer or Transfer Agent before such Certificate is issued by the Company, such Certificate may nevertheless be issued by the Company with the same effect as if such Person were such Officer or Transfer Agent at the date of issue. Certificates shall be consecutively numbered and shall be entered on the books and records of the Transfer Agent as they are issued and shall exhibit the holder’s name and number and type of Company Securities represented thereby.

Section 4.2 Mutilated, Destroyed, Lost or Stolen Certificates.

If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate Officers on behalf of the Company shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate, or shall deliver other evidence of the issuance of uncertificated Company Securities, evidencing the same number and type of Company Securities as the Certificate so surrendered.

(a) The appropriate Officers on behalf of the Company shall execute and deliver, and the Transfer Agent shall countersign, a new Certificate, or shall deliver other evidence of the issuance of uncertificated Company Securities, in place of any Certificate previously issued if the Record Holder of the Certificate:

(i) makes proof by affidavit, in form and substance satisfactory to the Company, that a previously issued Certificate has been lost, destroyed or stolen;

(ii) requests the issuance of a new Certificate, or other evidence of the issuance of uncertificated Company Securities, before the Company has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii) if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Company, with surety or sureties and with fixed or open penalty as the Company may direct to indemnify the Company and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv) satisfies any other reasonable requirements imposed by the Company.

If a Member fails to notify the Company within a reasonable time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Member Interests represented by the Certificate is registered before the Company or the Transfer Agent receives such notification, the Member shall be precluded from making any claim against the Company or the Transfer Agent for such transfer or for a new Certificate, or other evidence of the issuance of uncertificated Company Securities.

(b) As a condition to the issuance of any new Certificate, or other evidence of the issuance of uncertificated Company Securities, under this Section 4.2, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

Section 4.3 Record Holders.

The Company shall be entitled to recognize the Record Holder as the owner of a Member Interest and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Member Interest on the part of any other Person, regardless of whether the Company shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Member Interests are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Member Interests, as between the Company on the one hand, and such other Persons on the other, such representative Person shall be the Record Holder of such Member Interest.

Section 4.4 Transfer Generally.

The term “transfer,” when used in this Agreement with respect to a Member Interest, shall be deemed to refer to any transaction pursuant to which the Company issues any Member Interest or by which the holder of a Member Interest assigns such Member Interest to another Person who is or becomes a Member, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage. ~~Other than with respect to an assignment by CEPH of its Class A Units and Management Incentive Interests to CEPM immediately following the execution of~~

~~this Agreement on the Closing Date no~~No Member Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 4. Any transfer or purported transfer of a Member Interest not made in accordance with this Article 4 shall be, to the fullest extent permitted by law, null and void.

Section 4.5 Registration and Transfer of Member Interests.

(a) The Company shall keep or cause to be kept on behalf of the Company a register that, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), will provide for the registration and transfer of Member Interests. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Common Units and transfers of such Common Units as herein provided. The Company shall not recognize transfers of Certificates evidencing Member Interests unless such transfers are effected in the manner described in this Section 4.5. Upon surrender of a Certificate for registration of transfer of any Member Interests evidenced by a Certificate, and subject to the provisions of Section 4.5(b), the appropriate Officers of the Company shall execute and deliver, and in the case of Common Units, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the Record Holder’s instructions, one or more new Certificates, or shall deliver other evidence of the issuance of uncertificated Member Interests, evidencing the same aggregate number and type of Member Interests as were evidenced by the Certificate so surrendered.

(b) Except as provided in Section 4.7, the Company shall not recognize any transfer of Member Interests until the Certificates evidencing such Member Interests are surrendered for registration of transfer or such other documentation as may be required to transfer uncertificated Member Interests is delivered. No charge shall be imposed by the Company for such transfer; provided, that as a condition to the issuance of any new Certificate, or other evidence of the issuance of uncertificated Member Interests, under this Section 4.5(b), the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

(c) By acceptance of the transfer of any Member Interest in accordance with this Section 4.5 and except as provided in Section 4.7, each transferee of a Member Interest (including any nominee holder or an agent or representative acquiring such Member Interests for the account of another Person) (i) shall be admitted to the Company as a Substituted Member with respect to the Member Interests so transferred to such Person when any such transfer or admission is reflected in the books and records of the Company, with or without execution of this Agreement, (ii) shall be deemed to agree to be bound by the terms of~~,~~ this Agreement, (iii) shall become the Record Holder of the Member Interests so transferred, (iv) represents that the transferee has the capacity, power and authority to enter into this Agreement, (v) grants powers of attorney to the Officers of the Company and any Liquidator of the Company in accordance with Section 2.6, and (vi) makes the consents and waivers contained in this Agreement. The transfer of any Member Interests and the admission of any new Member shall not constitute an amendment to this Agreement.

(d) Subject to (i) the foregoing provisions of this Section 4.5, (ii) Section 4.3, (iii) Section 4.6, (iv) with respect to any class or series of Member Interests other than the Class A Units, Common Units, Management Incentive Interests and Class D Interests, the provisions of any amendment to this Agreement containing the statement of designations establishing such class or series, (v) any contractual provision binding on any Member and (vi) provisions of applicable law including the Securities Act, Member Interests shall be freely transferable to any Person.

Section 4.6 Restrictions on Transfers.

(a) In addition to the restrictions set forth in Section 4.5(b) and except as provided in Section 4.6(b) below, but notwithstanding the other provisions of this Article 4, no transfer of any Member Interests shall be made if such transfer would violate the then applicable federal or state securities laws or rules and regulations of the Securities and Exchange Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer.

~~(b) In addition to the restrictions set forth in Section 4.5(b), the Company may impose restrictions on the transfer of Member Interests if it receives an Opinion of Counsel providing that such restrictions are necessary to avoid a significant risk of any Group Member becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes. The Board of Managers may impose such restrictions by amending this Agreement in accordance with Article 11; provided, however, that any amendment that would result in the delisting or suspension of trading of any class of Member Interests on the principal National Securities Exchange on which such class of Member Interests is then traded must be approved, prior to such amendment being effected, by the holders of at least a majority of the Outstanding Member Interests of such class. Notwithstanding Section 11.10, such approval may be obtained through a written consent of such holders.~~

(b) ~~(c)~~ Nothing contained in this Article 4, or elsewhere in this Agreement, shall preclude the settlement of any transactions involving Member Interests entered into through the facilities of any National Securities Exchange on which such Member Interests are listed for trading.

~~(d) The transfer of a Class F Unit or a Privately Placed Common Unit shall be subject to the restrictions imposed by Section 6.9.~~

Section 4.7 Citizenship Certificates; Non-citizen Assignees.

(a) If any Group Member is or becomes subject to any federal, state or local law or regulation that the Board of Managers determines would create a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Member or Assignee, the Board of Managers may request any Member or Assignee to furnish to the Board of Managers, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Member or Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the Board of Managers may request. If a Member or Assignee fails to furnish to the Board of Managers within such 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the Board of Managers determines that a Member or Assignee is not an Eligible Citizen, the Member Interests owned by such Member or Assignee shall be subject to redemption in accordance with the provisions of Section 4.8. In addition, the Board of Managers may require that the status of any such Member or Assignee be changed to that of a Non-citizen Assignee and, thereupon, such Member shall cease to be a member of the Company and shall have no voting rights, whether arising hereunder, under the Delaware Act, at law, in equity or otherwise, in respect of its Member Interests. The voting rights in respect of Member Interests of Non-citizen Assignees shall be deemed to have been exercised with the votes being distributed in the same ratios or for the same candidates for election as Managers as the votes of Members in respect of Member Interests other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter or election.

(b) Upon dissolution of the Company, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 10.3, but shall be entitled to the cash equivalent thereof, and the Company shall provide cash in exchange for an assignment of the Non-citizen Assignee’s share of any distribution in kind. Such payment and assignment shall be treated for Company purposes as a purchase by the Company from the Non-citizen Assignee of his economic interest in the Company (representing his right to receive his share of such distribution in kind).

(c) At any time after he can and does certify that he has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the Board of Managers, request admission as a Substituted Member with respect to any Member Interests of such Non-citizen Assignee not redeemed pursuant to Section 4.8, such Non-citizen Assignee be admitted as a Member, and upon approval of the Board of Managers, such Non-citizen Assignee shall be admitted as a Member and shall no longer constitute a Non-citizen Assignee and shall reacquire all voting rights of his Member Interests.

Section 4.8 Redemption of Member Interests of Non-citizen Assignees.

(a) If at any time a Member or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 4.7(a), or if upon receipt of such Citizenship Certification or other information the Board of Managers determines, with the advice of counsel, that a Member or Assignee is not an Eligible Citizen, the Company may, unless the Member or Assignee establishes to the satisfaction of the Board of Managers that such Member or Assignee is an Eligible Citizen or has transferred his Member Interests to a Person who is an Eligible Citizen and who furnishes a Citizenship Certification to the Board of Managers prior to the date fixed for redemption as provided below, redeem the Member Interest of such Member or Assignee as follows:

(i) The Board of Managers shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Member or Assignee, at his last address designated on the records of the Company or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Interests, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Interests, or the delivery of such other documentation as may be required to transfer uncertificated Redeemable Interests, and that on and after the date fixed for redemption no further allocations or distributions to which the Member would otherwise be entitled in respect of the Redeemable Interests will accrue or be made.

(ii) The aggregate redemption price for Redeemable Interests shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Member Interests of the class to be so redeemed multiplied by the number of Member Interests of each such class included among the Redeemable Interests. The redemption price shall be paid, as determined by the Board of Managers, in cash or by delivery of a promissory note of the Company in the principal amount of the redemption price, bearing interest at the Prime Rate annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

(iii) Upon surrender by or on behalf of the Member or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Interests, duly endorsed in blank or accompanied by an assignment duly executed in blank, or other documentation as may be required to transfer uncertificated Redeemable Interests, the Member or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

(iv) After the redemption date, Redeemable Interests shall no longer constitute issued and Outstanding Member Interests.

(b) The provisions of this Section 4.8 shall also be applicable to Member Interests held by a Member or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

(c) Nothing in this Section 4.8 shall prevent the recipient of a notice of redemption from transferring his Member Interest before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the Board of Managers shall withdraw the notice of redemption, provided the transferee of such Member Interest certifies to the satisfaction of the Board of Managers in a Citizenship Certification that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

ARTICLE 5

CAPITAL CONTRIBUTIONS AND ISSUANCE OF INTERESTS

~~Section 5.1 Redemption or Exchange of the Pre-IPO Member Interests.~~

~~On the Closing Date and immediately prior to the closing of the Initial Offering, CEPH’s Pre-IPO Member Interests in the Company shall be automatically and without any further action of any Person be converted into and exchanged for 226,406 Class A Units, 6,593,894 Common Units, and the Management Incentive Interests, and concurrently with such conversion and exchange CEPH shall be classified as a Member in respect of such Class A Units, Common Units and Management Incentive Interests. Up to 675,000 of the Common Units issued to CEPH shall be subject to purchase by the Company pursuant to Section 5.2(c).~~

~~Section 5.2 Contributions by CHI and Underwriters.~~

~~(a) On the Closing Date and concurrently with the closing of the Initial Offering, CHI shall contribute $8,000,000 to the Company in exchange for the issuance to CHI of the Class D Interests, and CHI shall be admitted to the Company as a Member in respect of such Class D Interests.~~

~~(b) On the Closing Date and pursuant to the Underwriting Agreement, each Underwriter shall contribute to the Company cash in an amount equal to the Issue Price per Initial Common Unit, multiplied by the number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter at the Closing Date. In consideration for such Capital Contributions by the Underwriters, the Company shall issue Common Units to each Underwriter on whose behalf such Capital Contribution is made a number of Common Units equal to the number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter on the Closing Date, and upon such issuance such Underwriter shall be admitted to the Company as a Member in respect of the Common Units so issued to such Underwriter.~~

~~(c) Upon the exercise of the Over-Allotment Option and pursuant to the Underwriting Agreement, each Underwriter shall contribute to the Company cash in an amount equal to the Issue Price per Initial Common Unit, multiplied by the number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter at the Option Closing Date. In exchange for such Capital Contributions by the Underwriters, the Company shall issue Common Units to each Underwriter on whose behalf such Capital Contribution is made, a number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter on the Option Closing Date, and upon such issuance such Underwriter shall be admitted to the Company as a Member in respect of the Common Units so issued to such Underwriter pursuant to this Section 5.2(c). Upon receipt by the Company of the Capital Contributions from the Underwriters as provided in this Section 5.2(c), the Company shall use such cash to purchase from CEPH, and CEPH agrees to sell to the Company, at the Issue Price per Initial Common Unit a number of Common Units equal to the number of Common Units issued to the Underwriters in accordance with this Section 5.2(c).~~

~~(d) The Member Interests that will be issued or issuable as of or at the Closing Date shall be (i) the 226,406 Class A Units, the 6,593,894 Common Units, and the Management Incentive Interests issuable to CEPH pursuant to Section 5.1, (ii) the 4,500,000 Common Units issuable pursuant to Section 5.2(b) to the Underwriters, (iii) the “Option Common Units,” as such term is used in the Underwriting Agreement, in an aggregate number up to 675,000 Common Units issuable upon exercise of the Over-Allotment Option pursuant to Section 5.2(c), and (iv) the Class D Interests issuable to CHI pursuant to Section 5.2(a).~~

Section 5.1 ~~Section 5.3~~ Interest and Withdrawal.

No interest shall be paid by the Company on Capital Contributions. No Member shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon dissolution of the Company may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Member shall have priority over any other Member either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 5.2 ~~Section 5.4~~ Capital Accounts.

(a) Notwithstanding that the Company has elected to be classified as a corporation for U.S. federal income tax purposes, for the sole purposes of determining the rights of the Members to receive distributions on liquidation pursuant to Section 10.3(c), the Company shall continue to maintain Capital Accounts pursuant to this Section 5.2 and to make allocations pursuant to Section 6.1 as if the Company were classified as a partnership for federal income tax purposes. Furthermore, the Capital Account of each Member immediately prior to the effective time of the election of the Company to be classified as a corporation for U.S. federal income tax purposes shall be the Capital Account of the Member immediately following such election (disregarding any adjustments to the capital account of each Member and the deemed liquidation of the Company as a result of the election by the Company to be classified as a corporation for U.S. federal income tax purposes).

(b) ~~(a)~~ The Company shall maintain for each Member (or a beneficial owner of Member Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Company in accordance with Section 6031(c) of the Code or any other method acceptable to the Company) owning a Member Interest a separate Capital Account with respect to such Member Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Company with respect to such Member Interest pursuant to this Agreement and (ii) all items of Company income and gain (including Simulated Gain and income and gain exempt from tax) computed in accordance with Section ~~5.4~~5.2(~~b~~c) and allocated with respect to such Member Interest pursuant to Section 6.1, and decreased by (x) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Member Interest pursuant to this Agreement and (y) all items of Company deduction and loss (including Simulated Depletion and Simulated Loss) computed in accordance with (c)Section ~~5.4~~5.2(~~b~~c) and allocated with respect to such Member Interest pursuant to Section 6.1. ~~The initial Capital Account balance in respect of each Class F Unit shall be the Private Placement Value for such Class F Unit, and the initial Capital Account balance of each holder of Class F Units in respect of all Class F Units held shall be the product of such initial balance for a Class F Unit multiplied by the number of Class F Units held by such holder. The initial Capital Account balance in respect of each Privately Placed Common Unit shall be the Private Placement Value for such Privately Placed Common Unit, and the initial Capital Account balance of each holder of Privately Placed Common Units in respect of all Privately Placed Common Units held shall be the product of such initial balance for a Privately Placed Common Unit multiplied by the number of Privately Placed Common Units held by such holder. Immediately following the creation of a Capital Account balance in respect of each Class F Unit, each holder acquiring a Class F Unit at original issuance shall be deemed to have received a cash distribution in respect of such Class F Units in an amount equal to the product of (x) the total number of Class F Units so acquired by such holder multiplied by (y) the difference between the Private Placement Value and the Issue Price of a Class F Unit. Immediately following the creation of a Capital Account balance in respect of each Privately Placed Common Unit, each Unitholder acquiring a Privately Placed Common Unit at original issuance shall be deemed to have received a cash distribution in respect of such Privately Placed Common Units in an amount equal to the product of (x) the total number of Privately Placed Common Units so acquired by such Unitholder multiplied by (y) the difference between the Private Placement Value and the Issue Price of a Privately Placed Common Unit. The purpose of the four preceding sentences is to provide the initial purchasers of Class F Units and Privately Placed Common Units with a net Capital Account in the Class F Units and Privately Placed Common Units on the date of purchase equal to the Issue Price paid by those purchasers for the Class F Units and Privately Placed Common Units.~~

(c) ~~(b)~~ For purposes of computing the amount of any item of income, gain, loss or deduction, Simulated Depletion, Simulated Gain or Simulated Loss which is to be allocated pursuant to Article 6 and is to be reflected in the Members’ Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

(i) Solely for purposes of this Section ~~5.4~~,5.2, the Company shall be treated as owning directly its proportionate share (as determined by the Board of Managers based upon the provisions of the applicable Group Member Agreement) of all property owned by any other Group Member that is classified as a partnership for federal income tax purposes.

(ii) All fees and other expenses incurred by the Company to promote the sale of (or to sell) a Member Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Members pursuant to Section 6.1.

(iii) Except as otherwise provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss, deduction, Simulated Depletion, Simulated Gain and Simulated Loss shall be made without regard to any election under Section 754 of the Code which may be made by the Company and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

(iv) Any income, gain, loss, Simulated Gain or Simulated Loss attributable to the taxable disposition of any Company property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Company’s Carrying Value with respect to such property as of such date.

(v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery amortization or Simulated Depletion attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Company were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section ~~5.4~~5.2(~~d~~e) to the Carrying Value of any Company property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery, amortization or Simulated Depletion attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery, amortization or Simulated Depletion using any method that the Board of Managers may adopt.

~~(vi) If the Company’s adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Members pursuant to Section 6.1. Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Members to whom such deemed deduction was allocated.~~

(d) ~~(c)~~ A transferee of a Member Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Member Interest so transferred.

(e) ~~(d)~~

(i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Member Interests for cash or Contributed Property and the issuance of Member Interests as consideration for the provision of services, the Capital Account of all Members and the Carrying Value of each Company property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Members at such time pursuant to Section 6.1(c) in the same manner as any item of gain, loss, Simulated Gain or Simulated Loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Company assets (including cash or cash equivalents) immediately prior to the issuance of additional Member Interests shall be determined by the Board of Managers using such method of valuation as it may adopt; provided, however, that the Board of Managers, in arriving at such valuation, must take fully into account the fair market value of the Member Interests of all Members at such time. The Board of Managers shall allocate such aggregate value among the assets of the Company (in such manner as it determines) to arrive at a fair market value for individual properties. ~~Any adjustments that are made under this paragraph in connection with the issuance of the Class F Units or the Privately Placed Common Units shall be based on the Private Placement Value of the Class F Units and the Privately Placed Common Units.~~

(ii) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Member of any Company property (other than a distribution of cash that is not in redemption or retirement of a Member Interest), the Capital Accounts of all Members and the Carrying Value of all Company property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Members, at such time, pursuant to Section 6.1(c) in the same manner as any item of gain, loss, Simulated Gain or Simulated Loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Company assets (including cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution that is not made pursuant to Section 10.3 or in the case of a deemed distribution, be determined and allocated in the same manner as that provided in Section ~~5.4~~5.2(~~d~~e)(i) or (B) in the case of a liquidating distribution pursuant to Section 10.3, be determined and allocated by the Liquidator using such method of valuation as it may adopt.

Section  5.3 ~~Section 5.5~~ Issuances of Additional Company Securities.

(a) Subject to Section ~~5.6~~,5.4, at any time or from time to time ~~after the closing of the Initial Offering~~ the Company may issue additional Company Securities, and options, rights, warrants and appreciation rights relating to the Company Securities for any Company purpose to such Persons, and admit such Persons as members of the Company, for such consideration and on such terms and conditions as the Board of Managers shall determine in its sole discretion, all without the approval of the Members of any class of Company Securities then Outstanding.

(b) Each additional Company Security authorized to be issued by the Company pursuant to Section ~~5.5~~5.3(a) may be issued in one or more classes, or one or more series of any such classes, with such relative designations, preferences, rights, powers and duties (which may be senior or prior, pari passu or junior to the preferences, rights, powers and duties of any then Outstanding class and series of Company Securities), as shall be fixed by the Board of Managers, including (i) the right to share Company profits and losses or items thereof; (ii) the right to share in Company distributions; (iii) the rights upon dissolution and liquidation of the Company; (iv) whether, and the terms and conditions upon which, the Company may redeem the Company Security, including sinking fund provisions, if any; (v) whether such Company Security is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which each Company Security will be issued, evidenced by certificates, or other evidence of the issuance of uncertificated Company Securities and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Company Security; and (viii) the right, if any, of the holders of each such Company Security to vote on Company matters, including matters relating to the relative rights, preferences and privileges of such Company Security.

(c) The Board of Managers shall take all actions that it determines to be necessary or appropriate in connection with (i) each issuance of Company Securities and options, rights, warrants and appreciation rights relating to Company Securities pursuant to this Section ~~5.5~~,5.3, (ii) the conversion of Class A Units and Management Incentive Interests into Common Units pursuant to the terms of this Agreement, (iii) the admission of any Person(s) as an Additional Member(s) and (iv) all additional issuances of Company Securities. The Board of Managers shall determine the relative designations, preferences, rights, powers and duties of the holders of the Units or other Company Securities being so issued. The Board of Managers shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things that it determines to be necessary or appropriate in connection with any future issuance of Company Securities pursuant to the terms of this Agreement, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Common Units or other Company Securities are listed for trading.

Section 5.4 ~~Section 5.6~~ Limitations on Issuance of Additional Company Securities.

The issuance of Company Securities pursuant to Section ~~5.5~~5.3 shall be subject to the limitation that no fractional Units shall be issued by the Company.

Notwithstanding anything in this Agreement to the contrary, additional Company Securities, issuable without the approval of the Members of any class of Company Securities then Outstanding, may include (i) Company Securities with preferences, rights, powers and duties (including rights to distributions, allocations, voting or in liquidation) that are senior or prior, pari passu or junior to any other class or series of Company Securities then Outstanding, or (ii) additional Company Securities of any class or series then Outstanding.

Section 5.5 ~~Section 5.7~~ No Preemptive Rights.

No Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Company Security, whether unissued, held by the Company or hereafter created.

Section 5.6 ~~Section 5.8~~ Splits and Combinations.

(a) Subject to Section ~~5.6~~,5.4, Section ~~5.8~~5.6(d) and Section ~~6.7~~,6.6, the Company may make a Pro Rata distribution of Company Securities of any class or series to all Record Holders of Company Securities of such class or series or may effect a subdivision or combination of Company Securities so long as, after any such event, each Member shall have the same Percentage Interest in the Company as before such event, and any amounts calculated on a per Unit basis or stated as a number of Units are proportionately adjusted retroactive to the date of formation of the Company.

(b) Whenever such a distribution, subdivision or combination of Company Securities is declared, the Board of Managers shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of a date not less than 10 days prior to the date of such notice. The Board of Managers also may cause a firm of independent public accountants selected by it to calculate the number of Company Securities to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The Board of Managers shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c) Promptly following any such distribution, subdivision or combination, the Company may issue Certificates, or other evidence of the issuance of uncertificated Company Securities, to the Record Holders of Company Securities as of the applicable Record Date representing the new number of Company Securities held by such Record Holders, or the Board of Managers may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes. If any such combination results in a smaller total number of

Company Securities Outstanding, the Company shall require, as a condition to the delivery to a Record Holder of such new Certificate, or other evidence of the issuance of uncertificated Company Securities, the surrender of any Certificate held by such Record Holder, or the delivery of such other documentation as may be required to transfer uncertificated Company Securities, immediately prior to such Record Date.

(d) The Company shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of Section ~~5.6~~5.4 and this Section ~~5.8~~5.6(d), each fractional Unit shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

Section 5.7 ~~Section 5.9~~ Fully Paid and Non-Assessable Nature of Member Interests.

All Member Interests issued pursuant to, and in accordance with the requirements of, this Article 5 shall be validly issued, fully paid and non-assessable Member Interests in the Company, except as such non-assessability may be affected by Sections 18-607 or 18-804 of the Delaware Act and except to the extent otherwise provided in this Agreement.

Section 5.8 ~~Section 5.10~~ Registration Rights of CEPM, CEPH and their Affiliates.

(a) If (i) CEPM, CEPH or any of their Affiliates (including for purposes of this Section ~~5.10~~,5.8, any Person that ~~is~~was an Affiliate of CEPM or CEPH ~~at the date hereof~~as of November 20, 2006 notwithstanding that it may later cease to be an Affiliate of CEPM or CEPH) holds Company Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such holder of Company Securities (the “Holder”) to dispose of the number of Company Securities it desires to sell at the time it desires to do so without registration under the Securities Act, then at the option and upon the request of the Holder, the Company shall file with the Commission as promptly as practicable after receiving such request, and use all commercially reasonable efforts to cause to become effective and remain effective for a period following its effective date until all Company Securities covered by such registration statement have been sold or until Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) becomes available for such Company Securities, a registration statement under the Securities Act registering the offering and sale of the number of Company Securities specified by the Holder (which registration statement may constitute a “shelf” registration statement covering the Company Securities specified by the Holder on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission); provided, however, that the Company shall not be required to effect more than three registrations pursuant to Section ~~5.10~~5.8(a); and provided, further~~, however~~, that if the Conflicts Committee determines in good faith that the requested registration, or use of any prospectus forming a part thereof, would be materially detrimental to the Company and its Members because such registration would (x) materially interfere with a significant acquisition, reorganization or other similar transaction involving the Company, (y) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) render the Company unable to comply with requirements under applicable securities laws, then the Company shall have the right to postpone such requested registration or use of any such prospectus for a period of not more than three months after receipt of the Holder’s request, such right to postpone a requested registration or use of any such prospectus pursuant to this Section ~~5.10~~5.8(a) not to be utilized more than once in any twelve-month period. Except as provided in the preceding sentence, the Company shall be deemed not to have used all commercially reasonable efforts to keep the registration statement effective during the applicable period if it voluntarily takes any action that would result in Holders of Company Securities covered thereby not being able to offer and sell such Company Securities at any time during such period, unless such action is required by applicable law. In connection with any registration pursuant to this Section ~~5.10~~5.8(a), the Company shall (i) promptly prepare and file (A) such documents as may be necessary to register or qualify the securities subject to such registration under the securities laws of such states as the Holder shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business as a foreign corporation, limited liability company or partnership doing business in such jurisdiction solely as a result of such registration, and (B) such documents as may be necessary to apply for listing or to list the Company Securities subject to such registration on such National Securities Exchange as the Holder shall reasonably request, and (ii) do any and all other acts and things that may be necessary or appropriate to enable the Holder to consummate a public sale of such Company Securities in such states. Except as set forth in Section ~~5.10~~5.8(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Company, without reimbursement by the Holder.

(b) If the Company shall at any time propose to file a registration statement under the Securities Act for an offering of equity securities of the Company for cash (other than an offering relating solely to an employee benefit plan or a business combination), the Company shall use all commercially reasonable efforts to include such number or amount of securities held by any Holder in such registration statement as the Holder shall request; provided, that the Company is not required to make any effort or take any action to so include the securities of the Holder once the registration statement becomes or is declared effective by the Commission, including any registration statement providing for the offering from time to time of securities pursuant to Rule 415 of the Securities Act. If the proposed offering pursuant to this Section ~~5.10~~5.8(b) shall be an underwritten offering, then, in the event that the managing underwriter or managing underwriters of such offering advise the Company and the Holder in writing that in their opinion the inclusion of all or some of the Holder’s Company Securities, in addition to the equity securities of the Company that the Company proposes to sell, would adversely and materially affect the success of the offering, the Company shall include in such offering only that number or amount, if any, of securities held by the Holder that, in the opinion of the managing underwriter or managing underwriters, will not so adversely and materially affect the offering. Except as set forth in Section ~~5.10~~5.8(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Company, without reimbursement by the Holder.

(c) If underwriters are engaged in connection with any registration referred to in this Section ~~5.10,~~5.8, the Company shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters. Further, in addition to and not in limitation of the Company’s obligation under Section 7.7, the Company shall, to the fullest extent permitted by law, indemnify and hold harmless the Holder, its officers, directors and each Person who controls the Holder (within the meaning of the Securities Act) and any agent thereof (collectively, “Indemnified Persons”) from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (hereinafter referred to in this Section ~~5.10~~5.8(c) as a “claim” and in the plural as “claims”) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Company Securities were registered under the Securities Act or any state securities or Blue Sky laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the registration statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the Company shall not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

(d) The provisions of Section ~~5.10~~5.8(a) and Section ~~5.10~~5.8(b) shall continue to be applicable with respect to ~~the~~ CEPM and CEPH (and any of their respective Affiliates) after any termination pursuant to Section 11.8(e) of the right of the holders of the Class A Units to appoint the Class A Managers pursuant to Section 11.8(d)

during a period of two years subsequent to the effective date of such termination and for so long thereafter as is required for the Holder to sell all of the Company Securities with respect to which it has requested during such two-year period inclusion in a registration statement otherwise filed or that a registration statement be filed; provided, however, that the Company shall not be required to file successive registration statements covering the same Company Securities for which registration was demanded during such two-year period. The provisions of Section ~~5.10~~5.8(c) shall continue in effect thereafter.

(e) The rights to cause the Company to register Company Securities pursuant to this Section ~~5.10~~5.8 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such Company Securities, provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Company Securities with respect to which such registration rights are being assigned; and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Section ~~5.10~~.5.8.

(f) Any request to register Company Securities pursuant to this Section ~~5.10~~5.8 shall (i) specify the Company Securities intended to be offered and sold by the Person making the request, (ii) express such Person’s present intent to offer such Company Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Company Securities, and (iv) contain the undertaking of such Person to provide all such information and materials and take all action as may be required in order to permit the Company to comply with all applicable requirements in connection with the registration of such Company Securities.

~~Section 5.11 Establishment of Class F Units.~~

~~(a) General. The Board hereby designates and creates a series of Company Securities to be designated as “Class F Units” and consisting of a total of 3,371,219 Class F Units, and fixes the designations, preferences and relative, participating, optional or other special rights, powers and duties of holders of the Class F Units as set forth in this Section 5.11.~~

~~(b) Allocations. Except as otherwise provided in this Agreement, including Section 6.1(d)(iii), all items of Company income, gain, loss, deduction and credit shall be allocated to the Class F Units to the same extent as such items would be so allocated if such Class F Units were Common Units (other than Privately Placed Common Units) that were then Outstanding.~~

~~(c) Distributions. Each Class F Unit shall have the right to share in Company distributions in the manner set forth in Section 6.4; provided, however, that each purchaser of Common Units and Class F Units pursuant to that certain Class F Unit and Common Unit Purchase Agreement, dated as of July 12, 2007 (the “Purchase Agreement”), will not be entitled to share in Company distributions announced during the third quarter of 2007 for distributions attributable to the second quarter ending June 30, 2007.~~

~~(d) Vote of Unitholders. Except as provided in this Section 5.11, the Class F Units are not convertible into Common Units. The Board shall, as promptly as practicable following the issuance of the Class F Units, but in any event not later than October 23, 2007, take such actions as may be necessary or appropriate to submit to a vote of the holders of the Common Units the approval of a change in the terms of the Class F Units to provide that each Class F Unit will automatically convert into one Common Unit (subject to appropriate adjustment in the event of any split-up, combination or similar event affecting the Common Units that occurs prior to the conversion of the Class F Units) effective immediately upon such approval by a Common Unit Majority (but not including Privately Placed Common Units) of the issuance of additional Common Units upon such automatic conversion without any further action by the holders thereof. The vote required for such approval will be the requisite vote required under this Agreement and under the rules or staff interpretations of the National Securities Exchange on which the Common Units are listed or admitted to trading for the listing or admission to trading of the Common Units that would be issued upon any such conversion. Upon receipt of such approval and compliance with Section 5.11(f), the terms of the Class F Units will be changed, automatically and without further action, so that each Class F Unit is converted into one Common Unit and, immediately thereafter, none of the Class F Units shall be Outstanding.~~

~~(e) Change in Rules of National Securities Exchange. If at any time (i) the rules of the National Securities Exchange on which the Common Units are listed or admitted to trading or the staff interpretations of such rules are changed or (ii) facts or circumstances arise so that no vote of Unitholders holding Common Units is required as a condition to the listing or admission to trading of the Common Units that would be issued upon any conversion of any Class F Units into Common Units as provided in Section 5.11(d),~~ t~~he terms of such Class F Units will be changed so that each Class F Unit is converted (without further action or any vote of any Unitholders other than compliance with Section 5.11(f)) into one Common Unit (subject to appropriate adjustment in the event of any split-up, combination or similar event affecting the Common Units that occurs prior to the conversion of the Class F Units) and, immediately thereafter, none of the Class F Units shall be Outstanding.~~

~~(f) Surrender of Certificates. Upon receipt of the approval of the holders of the Common Units to convert the Class F Units into Common Units in accordance with Section 5.11(d) or a change in rules of the National Securities Exchange or a change in facts and circumstances as described in Section 5.11(e), the Board shall give the holders of the Class F Units prompt notice of such approval or change and, subject to Section 6.9, each holder of Class F Units shall promptly surrender the Class F Unit Certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Class F Units. In the case of any such conversion, the Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class F Units one or more Unit Certificates, registered in the name of such holder, for the number of Common Units to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made as of the date of the event specified in Section 5.11(d) or Section 5.11(e), as the case may be, and the Person entitled to receive the Common Units issuable upon such conversion shall be treated for all purposes as the record holder of such Common Units on said date.~~

~~(g) Voting Rights. The Class F Units are non-voting, except that the Class F Units shall be entitled to vote as a separate class on any matter that adversely affects the rights or preferences of the Class F Units in relation to other classes of Interests (including as a result of a merger or consolidation) or as required by law. The approval of a majority of the Class F Units shall be required to approve any matter for which the holders of the Class F Units are entitled to vote.~~

ARTICLE 6

ALLOCATIONS AND DISTRIBUTIONS

Section 6.1 Allocations for Capital Account Purposes.

For purposes of maintaining the Capital Accounts and in determining the rights of the Members among themselves, the Company’s items of income, gain, loss, deduction, Simulated Depletion, Simulated Gain and Simulated Loss (computed in accordance with Section ~~5.4~~5.2(~~b~~c)) shall be allocated among the Members in each taxable year (or portion thereof) as provided herein below.

(a) Net Income. After giving effect to the special allocations set forth in Section 6.1(d), Net Income for each taxable year and all items of income, gain, loss, deduction, Simulated Depletion, Simulated Gain and Simulated Loss taken into account in computing Net Income for such taxable year shall be allocated to the Unitholders in accordance with their respective Percentage Interests.

(b) Net Losses. After giving effect to the special allocations set forth in Section 6.1(d), Net Losses for each taxable period and all items of income, gain, loss, deduction, Simulated Depletion, Simulated Gain and Simulated Loss taken into account in computing Net Losses for such taxable period shall be allocated to the Unitholders in accordance with their respective Percentage Interests; provided that Net Losses shall not be allocated pursuant to this Section 6.1(b) to the extent that such allocation would cause any Unitholder to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account).

(c) Net Termination Gains and Losses. After giving effect to the special allocations set forth in Section 6.1(d), all items of income, gain, loss, deduction, Simulated Depletion, Simulated Gain and Simulated Loss taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 6.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section 6.1 and after all distributions of Available Cash provided under Section ~~6.4~~6.3 have been made; provided, however, that solely for purposes of this Section 6.1(c), Capital Accounts shall not be adjusted for distributions made pursuant to Section 10.3.

(i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section ~~5.4~~5.2(~~d~~e)), such Net Termination Gain shall be allocated among the Members in the following manner (and the Capital Accounts of the Members shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

(A) First, to each Member having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Members, until each such Member has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

(B) Second, 98% to the holders of Common Units, Pro Rata, and 2% to the holders of Class A Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding is equal to (1) its Unrecovered Capital plus (2) the Initial Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section ~~6.4~~6.3(a~~) or 6.4(b)(ii~~) with respect to such Common Unit for such Quarter (the amount determined pursuant to this clause (2) is hereinafter defined as the “Unpaid IQD”);

(C) Third~~, 98% to the holders of Class F Units, Pro Rata, and 2% to the holders of Class A Units, Pro Rata, until the Capital Account in respect of each Class F Unit then Outstanding is equal to (1) its Unrecovered Capital plus (2) the Initial Quarterly Distribution for the Quarter during which the Liquidation Date occurs (including any amount owed because conversion pursuant to~~ Section 5.11 ~~did not occur prior to October 23, 2007), reduced by any distribution pursuant to Section 6.4(a)(ii) or Section 6.4(b)(ii) with respect to such Class F Units for such Quarter (the amount determined pursuant to this clause (2) is hereinafter defined as the “Unpaid Class F IQD”);~~

~~(D) Fourth~~, 100% to the holders of the Class D Interests, until the Capital Account in respect of the Class D Interests is equal to the excess, if any, of (1) $8,000,000 over (2) the cumulative amount of all distributions made pursuant to Section ~~6.3~~6.2(b);

(D) ~~(E) Fifth~~Fourth, 98% to the holders of Common Units, Pro Rata, and 2% to the holders of Class A Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital, (2) the Unpaid IQD and (3) the excess of (a) the Target Distribution less the Initial Quarterly Distribution for each Quarter of the Company’s existence over (b) the amount of any distributions of Available Cash made pursuant to Section ~~6.4~~6.3(a) in excess of the Initial Quarterly Distribution for each Quarter during the MII Vesting Period ~~and any distributions previously made pursuant to Section 6.4(b)(ii);~~ ;

~~(F) Sixth, 98% to the holders of Class F Units, Pro Rata, and 2% to the holders of Class A Units, Pro Rata, until the Capital Account in respect of each Class F Unit then Outstanding is equal to the sum of (1) its Unrecovered Capital plus (2) the Unpaid Class F IQD, (3) the Target Distribution less the Initial Quarterly Distribution for each Quarter of the Company’s existence over (b) the amount of any distributions of Available Cash made pursuant to~~ Section 6.4(a) ~~in excess of the Initial Quarterly Distribution for each quarter during the MII Vesting Period and any distributions previously made to the Class F Members pursuant to Section 6.4(b)(iii); and~~

(E) ~~(G) Seventh~~Fifth, 2% to the holders of Class A Units, Pro Rata, 83% to the holders of Common Units ~~and Class F Units~~, Pro Rata, and 15% to the holders of the Management Incentive Interests, Pro Rata.

(ii) If a Net Termination Loss is recognized (or deemed recognized pursuant to Section ~~5.4~~5.2(~~d~~e)), such Net Termination Loss shall be allocated among the Members in the following manner:

(A) First~~, to the holders of Class F Units, Pro Rata, until the Capital Account in respect to each Class F Unit then Outstanding has been reduced to zero;~~

~~(B) Second~~, to the Common Unitholders and holders of Class A Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding has been reduced to zero;

(B) ~~(C) Third~~Second, to the Unitholders, Pro Rata, until the Capital Account in respect of each ~~Common~~Class A Unit then Outstanding has been reduced to zero;

(C) ~~(D) Fourth~~Third, to the holders of the Class D Interests, Pro Rata, until the Capital Account in respect of each Class D Interest has been reduced to zero; and

(D) ~~(E) Fifth~~Fourth, the balance, if any, 100% to all Unitholders in accordance with their respective Percentage Interests.

(d) Special Allocations. Notwithstanding any other provision of this Section 6.1, the following special allocations shall be made for such taxable period as if the Company were treated as a partnership for federal income tax purposes:

(i) Company Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Company Minimum Gain during any Company taxable period, each Member shall be allocated items of Company income, gain and Simulated Gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 6.1(d), each Member’s Adjusted Capital Account balance shall be determined, and the allocation of income, gain and Simulated Gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d) with respect to such taxable period (other than an allocation pursuant to Section 6.1(d)(vi) and Section 6.1(d)(vii)). This Section 6.1(d)(i) is intended to comply with the Company Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Chargeback of Member Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.1 (other than Section 6.1(d)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Member Nonrecourse Debt Minimum Gain during any Company taxable period, any Member with a share of Member Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Company income, gain and Simulated Gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 6.1(d), each Member’s Adjusted Capital Account balance shall be determined, and the allocation of income, gain and Simulated Gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d), other than Section 6.1(d)(i) and other than an allocation pursuant to Section 6.1(d)(vi) and Section 6.1(d)(vii), with respect to such taxable period. This Section 6.1(d)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii) Priority Allocations.

(A) Items of Company gross income or gain for the taxable period, if any, shall be allocated to the holders of the Management Incentive Interests, Pro Rata, until the aggregate amount of such items allocated to the holders of the Management Incentive Interests pursuant to this Section 6.1(d)(iii)(A) for the current taxable year and all previous taxable years is equal to the cumulative amount of all EP MIDs distributed pursuant to Section ~~6.4~~6.3(a).

(B) After application of Section 6.1(d)(iii)(A), all or a portion of the remaining items of Company gross income or gain for the taxable period, if any, shall be allocated (1) to the holders of the Management Incentive Interests, Pro Rata, until the aggregate amount of such items allocated to the holders of the Management Incentive Interests pursuant to this Section 6.1(d)(iii)(B) for the current taxable year and all previous taxable years is equal to the cumulative amount of all Management Incentive Distributions made pursuant to Section ~~6.4~~6.3(b)(~~iii~~ii)(C) from the Closing Date to a date 45 days after the end of the current taxable year and (2) to the General Partner in an amount equal to 2/98ths of the sum of the amounts allocated in clause (1) above.

~~(C) Priority Allocations. If the amount of cash or the Net Agreed Value of any property distributed (except cash or property distributed or deemed distributed pursuant to Section 5.4(a) of this Agreement with respect to Class F Units or Section 10.3 of this Agreement) to any holder of Class F Units with respect to its Class F Units for a taxable year is greater (on a per Class F Unit basis) than the amount of cash or the Net Agreed Value of property distributed to the Unitholders with respect to their Units (on a per Unit basis), then each holder of Class F Units receiving such greater cash or property distribution shall be allocated gross income in an amount equal to the product of (a) the amount by which the distribution (on a per Class F Unit basis) to such holder of Class F Units exceeds the distribution (on a per Unit basis) to the Unitholders and (b) the number of Class F Units owned by the holder of Class F Units.~~

(iv) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Company income, gain and Simulated Gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 6.1(d)(i) or (ii).

(v) Gross Income Allocations. In the event any Member has a deficit balance in its Capital Account at the end of any Company taxable period in excess of the sum of (A) the amount such Member is required to restore pursuant to the provisions of this Agreement and (B) the amount such Member is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Member shall be specially allocated items of Company gross income, gain and Simulated Gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(d)(v) shall be made only if and to the extent that such Member would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if this Section 6.1(d)(v) were not in this Agreement.

(vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Members in accordance with their respective Percentage Interests. If the Board of Managers determines that the Company’s Nonrecourse Deductions should be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the Board of Managers is authorized, upon notice to the other Members, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

(vii) Member Nonrecourse Deductions. Member Nonrecourse Deductions for any taxable period shall be allocated 100% to the Member that bears the Economic Risk of Loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Member bears the Economic Risk of Loss with respect to a Member Nonrecourse Debt, such Member Nonrecourse Deductions attributable thereto shall be allocated between or among such Members in accordance with the ratios in which they share such Economic Risk of Loss.

(viii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Members agree that Nonrecourse Liabilities of the Company in excess of the sum of (A) the amount of Company Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Members in accordance with their respective Percentage Interests.

(ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain or Simulated Gain (if the adjustment increases the basis of the asset) or loss or Simulated Loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(x) Curative Allocation.

(A) Notwithstanding any other provision of this Section 6.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss, deduction, Simulated Depletion, Simulated Gain or Simulated Loss allocated to each Member pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Member under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Company Minimum Gain and (2) Member Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Member Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 6.1(d)(x)(A) shall only be made with respect to Required Allocations to the extent the Board of Managers reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Members. Further, allocations pursuant to this Section 6.1(d)(x)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the Board of Managers determines that such allocations are likely to be offset by subsequent Required Allocations.

(B) The Board of Managers shall, with respect to each taxable period, (1) apply the provisions of Section 6.1(d)(x)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 6.1(d)(x)(A) among the Members in a manner that is likely to minimize such economic distortions.

(xi) Corrective Allocations. In the event of any allocation of Additional Book Basis Derivative Items or any Book-Down Event or any recognition of a Net Termination Loss, the following rules shall apply:

(A) In the case of any allocation of Additional Book Basis Derivative Items (other than an allocation of Unrealized Gain or Unrealized Loss under Section ~~5.4~~5.2(~~d~~e) hereof) to only certain Members (the “Allocated Members”), the Board of Managers shall allocate additional items of gross income, gain and Simulated Gain away from the Allocated Members to the extent that the Additional Book Basis Derivative Items allocated to the Allocated Members exceed their Share of Additional Book Basis Derivative Items and to the remaining Members (or shall allocate additional items of deduction, loss, Simulated Depletion and Simulated Loss away from the other Members and to the Allocated Members). For this purpose, a Member shall be treated as having been allocated Additional Book Basis Derivative Items to the extent that such Additional Book Basis Derivative Items have reduced the amount of income that otherwise have been allocated to the Member under this Agreement. Any allocation made pursuant to this Section 6.1(d)(xi)(A) shall be made after all of the other Agreed Allocations have been made as if this Section 6.1(d)(xi) were not in this Agreement and, to the extent necessary, shall require the reallocation of items that have been allocated pursuant to such other Agreed Allocations.

(B) In the case of any negative adjustments to the Capital Accounts of the Members resulting from a Book-Down Event or from the recognition of a Net Termination Loss, such negative adjustment (1) shall first be allocated, to the extent of the Aggregate Remaining Net Positive Adjustments, in such a manner, as determined by the Board of Managers, that to the extent possible the aggregate Capital Accounts of the Members will equal the amount that would have been the Capital Account balance of the Members if no prior Book-Up Events had occurred, and (2) any negative adjustment in excess of the Aggregate Remaining Net Positive Adjustments shall be allocated pursuant to Section 6.1(c) hereof.

(C) In making the allocations required under this Section 6.1(d)(xi), the Board of Managers may apply whatever conventions or other methodology it determines will satisfy the purpose of this Section 6.1(d)(xi).

~~(xii) Allocations for Class F Units and Privately Placed Common Units.~~

~~(A) With respect to any taxable period of the Company ending upon, or after, a Book-Up Event, a Book-Down Event or a sale of all or substantially all of the assets of the Company occurring after the date of issuance of the Class F Units and the Privately Placed Common Units, Company items of income or gain for such taxable period shall be allocated 100% (1) to the Members holding Class F Units or converted Class F Units that are Outstanding as of the time of such event in proportion to the number of Class F Units or converted Class F Units held by such Members, until each such Member has been allocated the amount that increases the Capital Account of such Class F Unit or converted Class F Unit to the Per Unit Capital Amount for a then outstanding Unit (other than a converted Class F Unit or a Privately Placed Common Unit) and (2) to the Members holding Privately Placed Common Units that are Outstanding as of the time of such event in proportion to the number of Privately Placed Common Units held by such Members, until each such Member has been allocated the amount that increases the Capital Account of such Privately Placed Common Unit to the Per Unit Capital Amount for a then outstanding Unit (other than a Privately Placed Common Unit or a Class F Unit).~~

~~(B) With respect to any taxable period of the Company ending upon, or after, the transfer of converted Class F Units or Privately Placed Common Units to a Person that is not an Affiliate of the holder, Company items of income or gain for such taxable period shall be allocated 100% (1) to the Members transferring such converted Class F Units in proportion to the number of converted Class F Units transferred by such Members, until each such Member has been allocated the amount that increases the Capital Account of such converted Class F Unit to the Per Unit Capital Amount for a then outstanding Unit (other than a converted Class F Unit or a Privately Placed Common Unit) and (2) to the Members transferring such Privately Placed Common Units in proportion to the number of Privately Placed Common Units transferred by such Members, until each such Member has been allocated the amount that increases the Capital Account of such Privately Placed Common Unit to the Per Unit Capital Amount for a then outstanding Unit (other than a Privately Placed Common Unit or a converted Class F Unit).~~

~~(C) With respect to the first taxable period of the Company ending upon, or after, the date of issuance of the Class F Units or the Privately Placed Common Units, at the election of a Member holding Class F Units or Privately Placed Common Units (the “~~Capital Account True-Up Election~~”), items of income or gain for such taxable period shall be allocated 100% to the Members making such Capital Account True-Up Election with respect to Class F Units or Privately Placed Common Units held by such Members, until each such Member has been allocated the amount that increases the Capital Account of such Class F Unit or Privately Placed Common Unit to the Per Unit Capital Amount for a then outstanding Unit (other than a Class F Unit or a Privately Placed Common Unit).~~

~~Section 6.2 Allocations for Tax Purposes.~~

~~(a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Members in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 6.1.~~

~~(b) The deduction for depletion with respect to each separate oil and gas property (as defined in Section 614 of the Code) shall be computed for federal income tax purposes separately by the Members rather than by the Company in accordance with Section 613A(c)(7)(D) of the Code. Except as provided in Section 6.2(c)(iii), for purposes of such computation (before taking into account any adjustments resulting from an election made by the Company under Section 754 of the Code), the adjusted tax basis of each oil and gas property (as defined in Section 614 of the Code) shall be allocated among the Members in accordance with their respective Percentage Interests.~~

~~Each Member shall separately keep records of his share of the adjusted tax basis in each oil and gas property, allocated as provided above, adjust such share of the adjusted tax basis for any cost or percentage depletion allowable with respect to such property, and use such adjusted tax basis in the computation of its cost depletion or in the computation of his gain or loss on the disposition of such property by the Company.~~

~~(c) Except as provided in Section 6.2(c)(iii), for the purposes of the separate computation of gain or loss by each Member on the sale or disposition of each separate oil and gas property (as defined in Section 614 of the Code), the Company’s allocable share of the “amount realized” (as such term is defined in Section 1001(b) of the Code) from such sale or disposition shall be allocated for federal income tax purposes among the Members as follows:~~

~~(i) first, to the extent such amount realized constitutes a recovery of the Simulated Basis of the property, to the Members in the same proportion as the depletable basis of such property was allocated to the Members pursuant to Section 6.2(b) (without regard to any special allocation of basis under Section 6.2(c)(iii));~~

~~(ii) second, the remainder of such amount realized, if any, to the Members so that, to the maximum extent possible, the amount realized allocated to each Member under this Section 6.2(c)(ii) will equal such Member’s share of the Simulated Gain recognized by the Company from such sale or disposition.~~

~~(iii) The Members recognize that with respect to Contributed Property and Adjusted Property there will be a difference between the Carrying Value of such property at the time of contribution or revaluation, as the case may be, and the adjusted tax basis of such property at that time. All items of tax depreciation, cost recovery, amortization, adjusted tax basis of depletable properties, amount realized and gain or loss with respect to such Contributed Property and Adjusted Property shall be allocated among the Members to take into account the disparities between the Carrying Values and the adjusted tax basis with respect to such properties in accordance with the principles of Treasury Regulation Section 1.704-3(d) except as otherwise determined by the Board of Managers with respect to goodwill.~~

~~(iv) Any elections or other decisions relating to such allocations shall be made by the Board of Managers in any manner that reasonably reflects the purpose and intention of the Agreement.~~

~~(d) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, other than an oil and gas property pursuant to Section 6.2(c), items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Members as follows:~~

~~(i)(A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Members in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Members in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1.~~

~~(ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Members in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.4(d)(i) or Section 5.4(d)(ii), and (2) second, in the event such property was originally a~~

~~Contributed Property, be allocated among the Members in a manner consistent with Section 6.2(d)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Members in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1.~~

~~(iii) The Board of Managers shall apply the principles of Treasury Regulation Section 1.704~~-~~3(d) to eliminate Book-Tax Disparities except as otherwise determined by the Board of Managers with respect to goodwill.~~

~~(e) For the proper administration of the Company and for the preservation of uniformity of the Common Units (or any class or classes thereof), the Board of Managers shall (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Common Units (or any class or classes thereof). The Board of Managers may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 6.2(e) only if such conventions, allocations or amendments would not have a material adverse effect on the Members, the holders of any class or classes of Common Units issued and Outstanding or the Company, and if such allocations are consistent with the principles of Section 704 of the Code.~~

~~(f) The Board of Managers may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Company’s common basis of such property, despite any inconsistency of such approach with Treasury Regulation Section 1.167(c)-l(a)(6), Treasury Regulation Section 1.197-2(g)(3), any successor regulations thereto or the legislative history of Section 743(b). If the Board of Managers determines that such reporting position cannot be taken, the Board of Managers may adopt depreciation and amortization conventions under which all purchasers acquiring Common Units in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Company’s property. If the Board of Managers chooses not to utilize such aggregate method, the Board of Managers may use any other depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any Member Interests, so long as such conventions would not have a material adverse effect on the Members or the Record Holders of any class or classes of Common Units.~~

~~(g) Any gain allocated to the Members upon the sale or other taxable disposition of any Company asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this~~ Section 6.2, ~~be characterized as Recapture Income in the same proportions and to the same extent as such Members (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.~~

(xii) ~~(h) All items of income, gain, loss, deduction and credit recognized by the Company for federal income tax purposes and allocated to the Members in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code that may be made by the Company; provided, however, that such allocations, once made, shall be adjusted (in the manner determined by the Board of Managers) to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.~~General.

(A) ~~(i)~~ Each item of Company income, gain, loss and deduction shall~~, for federal income tax purposes,~~ be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Members as of the opening of the National Securities Exchange on which such Members’ Interests are then traded on the first Business Day of each month; provided, however~~, such items for the period beginning on the Closing Date and ending on the last day of the month in which the Option Closing Date or the expiration of the Over-Allotment Option occurs shall be allocated to the Members as of the~~

~~opening of the National Securities Exchange on which such Members’ Interests are then traded on the first Business Day of the next succeeding month; and provided, further~~, that gain or loss on a sale or other disposition of any assets of the Company or any other extraordinary item of income or loss realized and recognized other than in the ordinary course of business, as determined by the Board of Managers, shall be allocated to the Members as of the opening of the National Securities Exchange on which such Members’ Interests are then traded on the first Business Day of the month in which such gain or loss is recognized for federal income tax purposes. The Board of Managers may revise, alter or otherwise modify such methods of allocation to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

(B) ~~(j)~~ Allocations that would otherwise be made to a Member under the provisions of this Article 6 shall instead be made to the beneficial owner of Common Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Company in accordance with Section 6031(c) of the Code or any other method determined by the Board of Managers.

Section 6.2 ~~Section 6.3 Requirement and Characterization of Distributions;~~ Distributions to Record Holders.

(a) ~~Within 45 days following the end of each Quarter commencing with the Quarter ending on December 31, 2006, an amount equal to 100% of Available Cash with respect to such Quarter shall~~On such dates as determined by the Board of Managers in its discretion, subject to Section 18-607 of the Delaware Act, ~~be distributed~~distributions shall be made in accordance with this Article 6 by the Company to the Members as of the Record Date selected by ~~our~~the Board of Managers for such distribution (or by an Officer designated by ~~our~~the Board of Managers to select the Record Date for such distribution). All amounts of Available Cash distributed by the Company on any date from any source shall be deemed to be Operating Surplus until the sum of all amounts of Available Cash theretofore distributed by the Company to the Members pursuant to Section ~~6.4~~6.3 equals the Operating Surplus from the Closing Date through the close of the date of determination. Any remaining amounts of Available Cash distributed by the Company on such date shall, except as otherwise provided in Section ~~6.4~~,6.3, be deemed to be “Capital Surplus.” All distributions ~~required to be~~ made under this Agreement shall be made subject to Section 18-607 or Section 18-804 of the Delaware Act.

(b) Within 45 days following the end of each Quarter ending on or prior to December 31, 2012 during any part of which the ~~Sharing Arrangement~~method (the “Sharing Arrangement”) of calculating the price at which natural gas is sold pursuant to Article IV of the Oil and Gas Purchase Contract, dated October 1, 1993, by and between Torch Energy Marketing, Inc., Torch Royalty Company and Velasco Gas Company, L.P. (the “Gas Purchase Contract”) is in effect and concurrently with distributions, if any, made for such Quarter pursuant to Section ~~6.3~~6.2(a), commencing with the Quarter ending on March 31, 2007, the Company shall, subject to Section 18-607 of the Delaware Act and to the second sentence of this Section ~~6.3~~6.2(b) distribute Pro Rata to the Record Holder of Class D Interests as of the Record Date selected by our Board of Managers for such distribution (or by an Officer designated by our Board of Managers to select the Record Date for such distribution) the following:

(i) in respect of each Quarter ending on or prior to September 30, 2012, an amount in cash equal to $333,333.33; and

(ii) in respect of the Quarter ending on December 31, 2012, an amount in cash equal to $333,333.41.

Notwithstanding the immediately preceding sentence, if (i) the amount payable by the Company Group to the ~~Trust in respect of the NPI~~Torch Energy Royalty Trust in respect of the “Net Royalty Interest” (as that term is defined in the Net Profits Overriding Royalty Conveyance, dated November 22, 1993, but effective as of October 1, 1993 from, pursuant to Part I thereof, Velasco Gas Company, L.P. to Torch Energy Advisors Incorporated and, pursuant to Part II thereof, from Torch Energy Advisors Incorporated to the Torch Energy Royalty Trust) (the “NPI”) ceases prior to December 31, 2012 to be calculated based on the Sharing Arrangement, and (ii) such cessation did not occur as a result of the prior approval by the Board of Managers and the Conflicts Committee of the elimination of the minimum purchase price provision in Article IV of the Gas

Purchase Contract, then the cash distributions pursuant to this Section ~~6.3~~6.2(b) to the Record Holder of the Class D Interests for all future Quarters shall cease and the distribution for the Quarter in which such cessation occurs shall be equal to the product of (x) the amount of the distribution (that would have been made for such Quarter if such cessation had not occurred) times (y) a fraction, of which the numerator is the number of days in such Quarter up to, but not including, the date of such cessation, and of which the denominator is 90.

Notwithstanding the preceding sentence, if the Company and any of the Torch Energy Royalty Trust, the trustee of the Torch Energy Royalty Trust or any subsequent holder of the NPI become involved in a dispute or proceeding in which such other Person asserts that prior to December 31, 2012 the Sharing Arrangement ceased to be applicable in calculating amounts payable in respect of production from the ~~Trust Wells~~natural gas wells in the Robinson’s Bend Field in the Black Warrior Basin in Alabama in which the Company Group owns an interest and that are burdened by the NPI, special cash distributions in respect of the Class D Interests will be suspended for the period (the “Suspension Period”) commencing with the Quarter in which the Company receives written notice of such dispute or proceeding and extending until such dispute or proceeding~~,~~ is finally resolved, and such suspended amounts will only be paid to the Record Holder of the Class D Interests to the extent it is finally determined that the Sharing Arrangement remained applicable during some or all of the Suspension Period. If the final resolution of the dispute or proceeding referred to in the immediately preceding sentence is that the Sharing Arrangement remained in effect for all or some portion of the Suspension Period, the Company will promptly distribute to the Record Holder of the Class D Interests as of the date of such final resolution an amount in cash equal to the amount of the suspended distribution for the portion of the Suspension Period that the Sharing Arrangement is determined to have remained in effect.

~~(c) Notwithstanding Section 6.3(a) or Section 6.3(b), in the event of the dissolution and liquidation of the Company, all receipts received during or after the Quarter in which the Liquidation Date occurs shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 10.3.~~

~~(d) The Company may treat taxes paid by the Company on behalf of, or amounts withheld with respect to, all or less than all of the Members, as a distribution of Available Cash to such Members.~~

(c) ~~(e)~~ Each distribution in respect of a Member Interest shall be paid by the Company, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Member Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Company’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

Section 6.3 ~~Section 6.4~~ Distributions of Available Cash from Operating Surplus.

(a) During the MII Vesting Period. Available Cash with respect to any Quarter ending prior to or on the date of the end of the MII Vesting Period that is deemed to be Operating Surplus pursuant to the provisions of Section ~~6.3~~6.2 or Section ~~6.6~~6.5 shall, subject to Sections 18-607 and 18-804 of the Delaware Act, be distributed, except as otherwise required by Section ~~5.5~~5.3(b) in respect of other Company Securities issued pursuant thereto~~, as follows:~~

~~(i) First, (A) 2% to the holder(s) of the Class A Units, Pro Rata and (B) 98% to the holders of the Common Units, Pro Rata, until there has been distributed in respect of each Class A Unit and each Common Unit then Outstanding an amount equal to the Initial Quarterly Distribution for such Quarter;~~

~~(ii) Second, 100% to the holders of the Class F Units, Pro Rata, until there has been distributed in respect of each Class F Unit then Outstanding an amount equal to the Initial Quarterly Distribution for such Quarter; provided, however, that if the Class F Units shall not have been converted to Common Units pursuant to Section 5.11 by October 23, 2007 (a “Conversion Failure”), such distribution of Available Cash to the holders of the Class F Units shall continue until there has been, in the aggregate pursuant to this Section 6.4(a), distributed in respect of each Class F Unit then Outstanding an amount equal to 115% of the Initial Quarterly Distribution (the “Non-Conversion Distribution”) for such Quarter; provided, further, the right to the Non-Conversion Distribution shall terminate upon such conversion; and provided, further, that~~

~~the Non-Conversion Distribution for both the Quarter in which a Conversion Failure occurs and the Quarter in which the conversion occurs shall be pro rated based on the number of days (i) with respect to the Quarter in which the Conversion Failure occurs, from and after the date on which such Conversion Failure occurs through the end of that Quarter and (ii) with respect to the Quarter in which the conversion occurs, from and after the last to occur of (A) the last day of the immediately preceding Quarter and (B) the date of the Conversion Failure through the date on which such conversion occurs; and~~

~~(iii) Third, (A) 2% to the holder(s) of the Class A Units, Pro Rata and (B~~ (i) 2% to the holder(s) of the Class A Units, Pro Rata and (ii) 98% to the holders of the Common ~~Units and Class F~~ Units, Pro Rata.

(b) After the MII Vesting Period. Available Cash with respect to each Quarter after the MII Vesting Period that is deemed to be Operating Surplus pursuant to the provisions of Section ~~6.3~~6.2or Section ~~6.6~~6.5 shall, subject to Sections 18-607 and 18-804 of the Delaware Act, be distributed, except as otherwise required by Section ~~5.5~~5.3(b) in respect of additional Company Securities issued pursuant thereto, as follows:

(i) First, (A) 2% to the holders of the Class A Units, Pro Rata, and (B) 98% to the holders of Common Units, Pro Rata, until there has been distributed in respect of each Class A Unit and each Common Unit then Outstanding an amount equal to the Initial Quarterly Distribution for such Quarter;

~~(ii) Second, 100% to the holders of the Class F Units, Pro Rata, until there has been distributed in respect of each Class F Unit then Outstanding an amount equal to the Initial Quarterly Distribution for such Quarter; provided, however, that if the Class F Units shall not have been converted to Common Units pursuant to Section 5.11 by October 23, 2007, such distribution of Available Cash to the holders of the Class F Units shall continue until there has been, in the aggregate pursuant to this Section 6.4(b), distributed in respect of each Class F Unit then Outstanding an amount equal to 115% of the Initial Quarterly Distribution for such Quarter; provided, further, the right to the Non-Conversion Distribution shall terminate upon such conversion; and provided, further, that the Non-Conversion Distribution for both the Quarter in which a Conversion Failure occurs and the Quarter in which the conversion occurs shall be pro rated based on the number of days (i) with respect to the Quarter in which the Conversion Failure occurs, from and after the date on which such Conversion Failure occurs through the end of that Quarter and (ii) with respect to the Quarter in which the conversion occurs, from and after the last to occur of (A) the last day of the immediately preceding Quarter and (B) the date of the Conversion Failure through the date on which such conversion occurs;~~

~~(iii) Third~~, (A) 2% to the holders of Class A Units, Pro Rata, and (B) 98% to the holders of Common Units ~~and Class F Units~~, Pro Rata, until there has been distributed (including amounts distributed pursuant to Section ~~6.4~~6.3(b)(i)) in respect of each Class A Unit and each Common Unit then Outstanding an amount equal to the Initial Quarterly Distribution for such Quarter plus $0.0695 (the “Target Distribution”); and

(iii) ~~(iv) Fourth~~Third, (A) 2% to the holders of the Class A Units, Pro Rata, (B) 83% to the holders of the Common Units ~~and Class F Units~~, Pro Rata, and (C) 15% to the holders of the Management Incentive Interests, Pro Rata.

~~(c) No Second Quarter Distributions. Notwithstanding anything herein to the contrary, the purchasers of the Common Units and the Class F Units issued pursuant to the July 2007 Common Unit Purchase Agreement agree that such purchasers of Common Units and Class F Units will not receive cash distributions with respect to the Common Units and Class F Units for the quarter ended June 30, 2007 that will be paid on or about August 14, 2007 to unitholders of record on or about August 7, 2007.~~

Section 6.4 ~~Section 6.5~~ Payment of the EP MID.

(a) First MII Earnings Period. If both the 12-Quarter Test and the 4-Quarter Test have been met with respect to the First MII Earnings Period, an EP MID shall be made contemporaneously with the distribution paid in respect of the Class A Units and Common Units pursuant to Section ~~6.4~~6.3 for the twelfth calendar quarter in the First MII Earnings Period to the holder of the Management Incentive Interests. If the 12-Quarter Test is not met with respect to the First MII Earnings Period, Management Incentive Distributions will not be payable in respect of the First MII Earnings Period.

(b) Later MII Earnings Period. If an EP MID has not become previously payable pursuant to Section ~~6.5~~6.4(a) and the 12-Quarter Test and the 4-Quarter Test are met in respect of any Later MII Earnings Period, then an EP MID shall be made contemporaneously with the distribution paid in respect of the Class A Units and Common Units pursuant to Section ~~6.4~~6.3 for the twelfth calendar quarter in the Later MII Earnings Period to the holder of the Management Incentive Interests.

(c) MII 4-Quarter Earnings Period. If an EP MID has not become previously payable pursuant to Section ~~6.5~~6.4(a) or 6.5(b), and the MII Vesting Period ends, then an EP MID shall be paid to the holder of the Management Incentive Interests with respect to the First MII Earnings Period or Later MII Earnings Period, as the case may be, such EP MID to be paid contemporaneously with the distribution paid in respect of the Class A Units and Common Units pursuant to Section ~~6.4~~6.3 for the fourth Quarter in the MII 4-Quarter Earnings Period.

Section 6.5 ~~Section 6.6~~ Distributions of Available Cash from Capital Surplus.

Available Cash that is deemed to be Capital Surplus pursuant to the provisions of Section ~~6.3~~6.2(a) shall, if distributions are made pursuant to Section 6.2(a), subject to Section 18-607 of the Delaware Act, be distributed, unless the provisions of Section ~~6.3~~6.2 require otherwise, 100% to the holders of Common Units, Pro Rata, until a hypothetical holder of a Common Unit acquired on the Closing Date has received with respect to such Common Unit, during the period since the Closing Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an aggregate amount per Common Unit equal to the Initial Unit Price. Thereafter, all Available Cash shall be distributed as if it were Operating Surplus and shall be distributed in accordance with Section ~~6.4.~~6.3.

Section 6.6 ~~Section 6.7~~ Adjustment of Initial Quarterly Distribution, Target Distribution and Unrecovered Issue Price.

~~(a)~~ The Initial Quarterly Distribution, Target Distribution and Unrecovered Capital shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Company Securities in accordance with Section ~~5.8~~.5.6. In the event of a distribution of Available Cash that is deemed to be from Capital Surplus, the then applicable Initial Quarterly Distribution and Target Distribution, shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Initial Quarterly Distribution and Target Distribution, as the case may be, by a fraction of which the numerator is the Unrecovered Capital per Common Unit immediately after giving effect to such distribution and of which the denominator is the Unrecovered Capital per Common Unit immediately prior to giving effect to such distribution.

~~(b) The Initial Quarterly Distribution and Target Distribution shall also be subject to adjustment pursuant to Section 6.8.~~

~~Section 6.8 Entity-Level Taxation.~~

~~If legislation is enacted or the interpretation of existing language is modified by a governmental taxing authority so that a Company Group member is treated as an association taxable as a corporation or is otherwise subject to an entity-level tax for federal, state or local income tax purposes, then the Board of Managers may reduce the Initial Quarterly Distribution by the amount of the income taxes that are payable by reason of any such new legislation or interpretation (the “Incremental Income Tax”), or any portion thereof selected by the Board of Managers, in the manner provided in this Section 6.8. If the Board of Managers elects to reduce the Initial Quarterly Distribution for any Quarter with respect to all or a portion of the Incremental Income Taxes, the Board of Managers shall estimate for such Quarter the Company Group’s aggregate liability (the “Estimated Incremental Quarterly Tax Amount”) for all (or the relevant portion of) such Incremental Income Taxes; provided that any difference between such estimate and the actual liability for Incremental Income Taxes (for the relevant portions thereof) for such Quarter may, to the extent determined by the Board of Managers, be taken into~~

~~account in determining the Estimated Incremental Quarterly Tax Amount with respect to each Quarter in which any such difference can be determined. For each such Quarter, the Initial Quarterly Distribution shall be the product obtained by multiplying (a) the amounts therefor that are set out herein prior to the application of this Section 6.8 times (b) the quotient obtained by dividing (i) Available Cash with respect to such Quarter by (ii) the sum of Available Cash with respect to such Quarter and the Estimated Incremental Quarterly Tax Amount for such Quarter, as determined by the Board of Managers. For purposes of the foregoing, Available Cash with respect to a Quarter will be deemed reduced by the Estimated Incremental Quarterly Tax Amount for that Quarter.~~

~~Section 6.9 Special Provisions Relating to Holders of Class F Units and Privately Placed Common Units.~~

~~A holder of (1) a Privately Placed Common Unit or (2) a Class F Unit that has converted into a Common Unit pursuant to Section 5.11 shall be required to provide notice to the Board of the number of Privately Placed Common Units or converted Class F Units transferred by such holder no later than the last Business Day of the calendar year during which such transfer occurred, unless (x) the transfer is to an Affiliate of the holder or (y) by virtue of the application of Section 6.1(d)(xii)(B) to a prior transfer of the Unit or the application of Section 6.1(d)(xii)(A) or Section 6.1(d)(xii)(C), the Board has previously determined, based on advice of counsel, that the Privately Placed Common Unit or converted Class F Unit should have, as a substantive matter, like intrinsic economic and federal income tax characteristics of an Initial Unit; provided, that such holder may cure any failure to provide such notice by providing such notice within 20 days of the last Business Day of such calendar year. The sole and exclusive remedy for any holder’s failure to provide any such notice shall be the enforcement of the remedy of specific performance against such holder and there will be no monetary damages. In connection with the condition imposed by this Section 6.9, the Board shall take whatever steps are required to provide economic uniformity to the Privately Placed Common Units and converted Class F Units in preparation for a transfer thereof, including the application of Section 6.1(d)(xii)(B); provided, however, that no such steps may be taken that would have a material adverse effect on the Unitholders holding Common Units represented by Unit Certificates.~~

ARTICLE 7

MANAGEMENT AND OPERATION OF BUSINESS

Section 7.1 Board of Managers.

(a) Except as otherwise expressly provided in this Agreement, the business and affairs of the Company shall be managed by or under the direction of a Board of Managers (the “Board of Managers”). As provided in Section 7.4, the Board of Managers shall have the power and authority to appoint Officers of the Company. The Managers shall constitute “managers” within the meaning of the Delaware Act. No Member, by virtue of its status as such, shall have any management power over the business and affairs of the Company or actual or apparent~~,~~ authority to enter into, execute or deliver contracts on behalf of, or to otherwise bind, the Company. Except as otherwise specifically provided in this Agreement, the authority and functions of the Board of Managers, on the one hand, and of the Officers, on the other, shall be identical to the authority and functions of the board of directors and officers, respectively, of a corporation organized under the DGCL. In addition to the powers that now or hereafter can be granted to managers under the Delaware Act and to all other powers granted under any other provision of this Agreement, subject to Section 7.3, the Board of Managers shall have full power and authority to do, and to direct the Officers to do, all things and on such terms as it determines to be necessary or appropriate to conduct the business of the Company, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

(i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into Company Securities, and the incurring of any other obligations;

(ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Company;

(iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Company or the merger or other combination of the Company with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 7.3 and Article 12);

(iv) the use of the assets of the Company (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Company Group; subject to Section 7.6(a), the lending of funds to other Persons (including other Group Members); the repayment or guarantee of obligations of the Company Group; and the making of capital contributions to any member of the Company Group;

(v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Company under contractual arrangements to all or particular assets of the Company);

(vi) the distribution of Company cash;

(vii) the selection and dismissal of Officers, employees, agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring, the creation and operation of employee benefit plans, employee programs and employee practices;

(viii) the maintenance of insurance for the benefit of the Company Group, the Members and any Indemnitees;

(ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships (including the acquisition of interests in, and the contributions of property to, any Group Member from time to time) subject to the restrictions set forth in Section 2.4;

(x) the control of any matters affecting the rights and obligations of the Company, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation, arbitration or mediation, and the incurring of legal expense and the settlement of claims and litigation;

(xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xii) the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Member Interests from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 4.6);

(xiii) the purchase, sale or other acquisition or disposition of Company Securities, or the issuance of options, rights, warrants and appreciation rights relating to Company Securities;

(xiv) the undertaking of any action in connection with the Company’s participation in any Group Member; and

(xv) the entering into of agreements with any of its Affiliates to render services to a Group Member.

(b) The Board of Managers shall consist of five natural Persons, except as otherwise set forth in this Section 7.1(b). Each Manager shall be elected as provided in Section 7.1(c) and shall serve in such capacity until his successor has been duly elected and qualified or until such Manager dies, resigns or is removed. A Manager may resign at any time upon written notice to the Company. The Board of Managers may from time to time determine the number of Managers then constituting the whole Board of Managers, but the Board of Managers shall not decrease the number of Persons that constitute the whole Board of Managers if such decrease would shorten the term of any Manager; provided, however, that the number of Persons serving as Managers shall not be decreased to less than five without the prior approval of the holders of 66 2/3% of the Outstanding Class A Units; and provided, further, that the number of Persons serving as Managers shall not be increased at any time prior to termination of the right of the Class A Unitholders to elect the Class A Managers pursuant to Section 11.8(e) without the prior approval of all of the holders of 66 2/3% of the Outstanding Class A Units.

~~(c) The persons comprising the initial Board of Managers shall be as follows: Felix J. Dawson, John R. Collins, Richard H. Bachmann and John N. Seitz. Messrs. Dawson and Collins shall be the initial Class A Managers. The Class A Managers shall appoint the remaining member of the initial Board of Managers. Such persons, including the persons appointed by the Class A Managers, shall serve as members of the Board of Managers until the annual meeting of Members to be held in 2007 and until their successors are duly elected and qualified, or until their earlier death, resignation, removal, termination or inability to continue as a Manager. Except as provided in this Section 7.1(c) with respect to the two members of the initial Board of Managers appointed by the Class A Managers, after the closing of the Initial Offering, the~~ Managers shall be elected at each annual meeting of Members to serve for a term expiring at the next annual meeting of Members. ~~Except as provided in this Section 7.1(c) with respect to the two members of the initial Board of Managers appointed by the Class A Managers, the~~The nomination of Persons to serve as Managers and the election of the Board of Managers shall be in accordance with Article 11 hereof.

(d) Any Class A Manager may be removed at any time, with or without cause, only by the affirmative vote or consent of the holders of 66 2/3 % of the Outstanding Class A Units. Any Class B Manager may be removed at any time, with or without cause, only by the affirmative vote or consent of a Common Unit Majority.

(e) Subject to applicable law and the rights of the holders of any series of Member Interests, vacancies existing on the Board of Managers created by virtue of an increase in the size of the Board of Managers may be filled only by the affirmative vote of a majority of the Managers then serving, even if less than a quorum, or by a nominee approved by a Common Unit Majority, unless such vacancy is specified by an amendment to this Agreement to be a vacancy to be filled by the holders of Class A Units. Any vacancy resulting from the death, resignation, removal, termination or inability to continue as a Manager shall be filled in the manner specified in Section 11.8(d). Any Manager chosen to fill a vacancy shall hold office until the next annual meeting of Members and until his successor has been duly elected and qualified or until such Manager’s earlier death, resignation, removal, termination or inability to continue as a Manager. The notice requirements set forth in Section 11.13 shall not apply in connection with the filling by the Board of Managers or the holders of the Class A Units of any vacancies on the Board of Managers pursuant to this Section 7.1(e).

(f) Managers need not be Members. The Board of Managers may, from time to time and by the adoption of resolutions, establish qualifications for Managers.

(g) Unless otherwise required by the Delaware Act, other law or the provisions hereof,

(i) each member of the Board of Managers shall have one vote;

(ii) the presence at a meeting of the Board of Managers of a majority of the members of the Board of Managers shall constitute a quorum at any such meeting for the transaction of business; and

(iii) the act of a majority of the members of the Board of Managers present at a meeting of the Board of Managers at which a quorum is present shall be deemed to constitute the act of the Board of Managers.

(h)

(i) Regular meetings of the Board of Managers and any committee thereof shall be held at such times and places as shall be designated from time to time by resolution of the Board of Managers or such committee. Notice of such regular meetings shall not be required.

(ii) Special meetings of the Board of Managers or any committee thereof may be called by the Chairman of the Board or on the written request of a majority of the Managers or committee members, as applicable, to the Secretary, in each case on at least twenty-four hours personal, written, facsimile, electronic, telegraphic, cable or wireless notice to each Manager or committee member, which notice may be waived by any Manager or committee member. Any such notice, or waiver thereof, need not state the purpose of such meeting except as may otherwise be required by law. Attendance of a Manager or committee member at a meeting (including pursuant to the last sentence of this Section 7.1(h)) shall constitute a waiver of notice of such meeting, except where such Manager or committee member attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

(iii) Any action required or permitted to be taken at a meeting of the Board of Managers, or any committee thereof, may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, are signed by all members of the Board of Managers or committee. Members of the Board of Managers or any committee thereof may participate in and hold a meeting by means of conference telephone, video conference or similar communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in such meetings shall constitute presence in person at the meeting.

(i) The Board of Managers shall, by resolution of a majority of the full Board of Managers, establish an Audit Committee and may, by resolution of a majority of the full Board of Managers, designate one or more committees (which may include one or more of a conflicts committee, compensation committee or a governance and nominating committee), each committee to consist of one or more of the Managers, and the Board of Managers may from time to time adopt a charter for any of such committees. The Board of Managers may designate one or more Managers as alternate members of any committee, who may replace any absent or disqualified Manager at any meeting of such committee. Any such committee, to the extent provided in the resolution of the Board of Managers or in this Agreement, shall have and may exercise all powers and authority of the Board of Managers in the management of the business and affairs of the Company; but no such committee shall have the power or authority in reference to the following matters: approving or adopting, or recommending to the Members, any action or matter expressly required by this Agreement or the Delaware Act to be submitted to the Members for approval, or adopting, amending or repealing any provision of this Agreement. Unless specified by resolution of the Board of Managers, any committee designated pursuant to this Section 7.1(i) shall choose its own chairman, shall keep regular minutes of its proceedings and report the same to the Board of Managers when requested, and, subject to Section 7.1(h), shall fix its own rules or procedures and shall meet at such times and at such place or places as may be provided by such rules. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present at a meeting of which a quorum is present shall be necessary for the adoption by the committee of any resolution.

(j) The Board of Managers may elect one of its members as Chairman of the Board (the “Chairman of the Board”). The Chairman of the Board, if any, and if present and acting, shall preside at all meetings of the Board of Managers and of Members, unless otherwise directed by the Board of Managers. If the Board of Managers does not elect a Chairman of the Board or if the Chairman of the Board is absent from the meeting, the Chief Executive Officer or President, if present and a Manager, or any other Manager chosen by the Board of Managers, shall preside. In the absence of a Secretary, the chairman of the meeting may appoint any Person to serve as Secretary of the meeting.

(k) Unless otherwise restricted by law, the Board of Managers shall have the authority to fix the compensation of the Managers. The Managers may be paid their expenses, if any, of attendance at each meeting of the Board of Managers and may be paid a fixed sum for attendance at each meeting of the Board of Managers or paid a stated salary or paid other compensation as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may also be paid their expenses, if any, of, and allowed compensation for, attending committee meetings.

(l) Notwithstanding any other provision of this Agreement, any Group Member Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Members and each other Person who may acquire an interest in Company Securities hereby (i) approves, ratifies and confirms the execution, delivery and performance by the parties thereto of this Agreement ~~and~~, the Group Member Agreement of each other Group Member, the ~~Underwriting Agreement, the Management Services Agreement, the Trademark License, the Omnibus Agreement and the other agreements described in or filed as exhibits to the Registration Statement that are related to the transactions contemplated by the Registration Statement~~Trademark License Agreement dated as of November 20, 2006 by and between Constellation Energy Group, Inc. and the Company, as the same may be amended or supplemented during the term of this Agreement, and the Omnibus Agreement, dated November 20, 2006, among Constellation Energy Commodities Group, Inc., the Company, Robinson’s Bend Operating II, LLC, Robinson’s Bend Marketing II, LLC and Robinson’s Bend Production II, LLC; (ii) agrees that the Board of Managers (on its own or through any Officer) is authorized to execute, deliver and perform the agreements referred to in clause (i) of this sentence ~~and the other agreements, acts, transactions and matters described in or contemplated by the Registration Statement~~ on behalf of the Company without any further act, approval or vote of the Members or the other Persons who may acquire an interest in Company Securities; and (iii) agrees that the execution, delivery or performance by the Company, any Group Member or any Affiliate of any of them of this Agreement or any agreement authorized or permitted under this Agreement shall not constitute a breach by the Board of Managers or any member thereof or any Officer of any duty that the Board of Managers or any member thereof or any Officer may owe the Company or the Members or any other Persons under this Agreement (or any other agreements) or of any duty existing at law, in equity or otherwise.

Section 7.2 Certificate of Formation.

The Certificate of Formation has been filed with the Secretary of State of the State of Delaware as required by the Delaware Act, such filing being hereby confirmed, ratified and approved in all respects. The Board of Managers shall use all reasonable efforts to cause to be filed such other certificates or documents that it determines to be necessary or appropriate for the formation, continuation, qualification and operation of a limited liability company in the State of Delaware or any other state in which the Company may elect to do business or own property. To the extent that the Board of Managers determines such action to be necessary or appropriate, the Board of Managers shall direct the appropriate Officers to file amendments to and restatements of the Certificate of Formation and do all things to maintain the Company as a limited liability company under the laws of the State of Delaware or of any other state in which the Company may elect to do business or own property and any such Officer so directed shall be an “authorized person” of the Company within the meaning of the Delaware Act for purposes of filing any such certificate with the Secretary of State of the State of Delaware. The Company shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Formation, any qualification document or any amendment thereto to any Member.

Section 7.3 Restrictions on the Board of Managers’ Authority.

(a) Except as otherwise provided in this Agreement, the Board of Managers may not, without written approval of the specific act by holders of all of the Outstanding Member Interests or by other written instrument executed and delivered by holders of all of the Outstanding Member Interests subsequent to the date of this Agreement, take any action that is in breach or violation of this Agreement.

(b) Except as provided in Article 10 and Article 12, the Board of Managers may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Company Group, taken as a whole, in a single transaction or a series of related transactions (including by way of merger, consolidation, other combination or sale of ownership interests of the Company’s Subsidiaries) without the approval of holders of a Unit Majority; provided, however, that this provision shall not preclude or limit the Board of Managers’ ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Company Group and shall not apply to any forced sale of any or all of the assets of the Company Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.

Section 7.4 Officers.

(a) The Board of Managers shall have the power and authority to appoint such officers with such titles, authority and duties as determined by the Board of Managers. Such Persons so designated by the Board of Managers shall be referred to as “Officers.” Unless provided otherwise by resolution of the Board of Managers, the Officers shall have the titles, power, authority and duties described below in this Section 7.4.

(b) The Officers shall include a Chief Executive Officer, a President, and a Secretary, and may also include a Chairman of the Board, Vice Chairman, Chief Operating Officer, Chief Financial Officer, Treasurer, one or more Vice Presidents (who may be further classified by such descriptions as “executive,” “senior,” “assistant” or otherwise, as the Board of Managers shall determine), one or more Assistant Secretaries and one or more Assistant Treasurers. Officers shall be elected by the Board of Managers, which shall consider that subject at its first meeting after every annual meeting of Members and as necessary to fill vacancies. Each Officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any number of offices may be held by the same Person. The compensation of Officers elected by the Board of Managers shall be fixed from time to time by the Board of Managers or by such Officers as may be designated by resolution of the Board of Managers.

(c) Any Officer may resign at any time upon written notice to the Company. Any Officer may be removed by the Board of Managers with or without cause at any time. The Board of Managers may delegate the power of removal as to Officers who have not been appointed by the Board of Managers. Such removal shall be without prejudice to a Person’s contract rights, if any, but the appointment of any Person as an Officer shall not of itself create contract rights.

(d) The President shall be the Chief Executive Officer of the Company unless the Board of Managers designates the Chairman of the Board as Chief Executive Officer. Subject to the control of the Board of Managers and the executive committee (if any), the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Company with all such powers as may be reasonably incident to such responsibilities; he may employ and discharge employees and agents of the Company except such as shall be appointed by the Board of Managers, and he may delegate these powers; he may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Company, and shall have such other powers and duties as designated in accordance with this Agreement and as from time to time may be assigned to him by the Board of Managers.

(e) If elected, the Chairman of the Board shall preside at all meetings of the Members and of the Board of Managers unless otherwise directed by the Board of Managers; and shall have such other powers and duties as designated in this Agreement and as from time to time may be assigned to him by the Board of Managers.

(f) Unless the Board of Managers otherwise determines, the President and Chief Executive Officer (if other than the President) shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Company; and, unless the Board of Managers otherwise determines, shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the Members and (should he be a Manager) of the Board of Managers; and he shall have such other powers and duties as designated in accordance with this Agreement and as from time to time may be assigned to him by the Board of Managers.

(g) In the absence of the President, or in the event of his inability or refusal to act, a Vice President designated by the Board of Managers shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. In the absence of a designation by the Board of Managers of a Vice President to perform the duties of the President, or in the event of his absence or inability or refusal to act, the Vice President who is present and who is senior in terms of uninterrupted time as a Vice President of the Company shall so act. The Vice President shall perform such other duties and have such other powers as designated in accordance with this Agreement and as the Board of Managers may from time to time assign. Unless otherwise provided by the Board of Managers, each Vice President will have authority to act within his or her respective areas and to agree upon and execute all contracts relating thereto.

(h) The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Company and shall have such other powers and duties as designated in this Agreement and as from time to time may be assigned by the Board of Managers. The Treasurer shall perform all acts incident to the position of Treasurer, subject to the control of the Chief Executive Officer and the Board of Managers. Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as designated in this Agreement and as from time to time may be assigned to him by the Chief Executive Officer or the Board of Managers. The Assistant Treasurers shall perform all the duties and exercise the powers of the Treasurer during that Officer’s absence or inability or refusal to act. The performance of any such duty shall, in respect of any other Person dealing with the Company, be conclusive evidence of his power to act. An Assistant Treasurer shall also perform such other duties as the Treasurer or the Board of Managers may assign to him.

(i) The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the Members and the Board of Managers. The Secretary shall have charge of the corporate books and shall perform such other duties and have such other powers as designated in accordance with this Agreement and as the Board of Managers may from time to time assign. In the absence or inability or refusal to act of the Secretary, any Assistant Secretary may perform all the duties and exercise all the powers of the Secretary. The performance of any such duty shall, in respect of any other Person dealing with the Company, be conclusive evidence of his power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board of Managers may assign to him.

(j) The Board of Managers may from time to time delegate the powers or duties of any Officer to any other Officers, employees or agents, notwithstanding any provision hereof.

(k) Unless otherwise directed by the Board of Managers, the Chief Executive Officer, the President or any Officer authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of Members of or with respect to any action of equity holders of any other entity in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other entities.

(l) Unless otherwise directed by the Board of Managers or specified in an employment or other agreement to which an Officer is a party, a Person appointed as an Officer of the Company is required to devote to the business affairs of the Company only a portion of such Person’s full productive time as is required to perform the duties delegated to such Person by the Board of Managers or this Agreement. In addition, it shall not constitute a breach or violation of any duty owed to the Company or to any holder of Company Securities (or any class or series thereof) by a Person appointed as an Officer of the Company for such Person to be a director, manager, officer or employee of any Affiliate of the Company Group (other than the Company Group) provided that the Board of Managers is advised of such Person’s positions with such Affiliate(s) and does not object to same in a timely manner.

Section 7.5 Outside Activities.

(a) It shall be deemed not to be a breach of any duty (including any fiduciary duty) existing hereunder, at law, in equity or otherwise, or any other obligation of any type whatsoever of (i) any Manager or Officer for Affiliates of such Manager or Officer to engage in outside business interests and activities in preference to or to the exclusion of the Company or in direct competition with the Company; provided that such Affiliate does not engage in such business or activity as a result of or using confidential or proprietary information provided by or on behalf of the Company to such Manager or (ii) any Manager, Officer or other employee of the Company to be a director, manager, officer, employee or consultant of any Affiliate or Member or any Affiliate of any Member of the Company, provided that the Board of Managers is advised of such other relationship and does not object thereto; and further, provided, that such Officer or employee does not engage in such business or activity as a result of or using confidential or proprietary information provided by or on behalf of the Company to such Person;

(b) None of the Managers or Officers shall have any obligation hereunder or as a result of any duty expressed or implied by law, in equity or otherwise to present business opportunities to the Company that may become available to Affiliates of such Manager or Officer or of which the person serving as a Manager or Officer acquires knowledge other than while serving in the capacity as such Manager or Officer. None of any Group Member, any Member or any other Person shall have any rights by virtue of a Manager’s or Officer’s duties as a Manager or Officer, as the case may be, under this Agreement, any Group Member Agreement, applicable law or otherwise in any business ventures of any Manager or Officer, as the case may be; and

(c) Notwithstanding anything to the contrary in this Agreement, to the extent that any provisions of this Section 7.5 purport or are interpreted to have the effect of restricting, eliminating or otherwise modifying the duties (including fiduciary duties) that might otherwise, as a result of Delaware or other applicable law, be owed by the Managers, the Officers or any of their Affiliates to the Company and its Members, or to constitute a waiver or consent by the Members to any such fiduciary duty, such provisions in this Section 7.5 shall be deemed to have been approved by the Members, and the Members hereby agree that such provisions shall replace or eliminate such duties.

Section 7.6 Loans or Contributions from the Company or Group Members.

(a) The Company may lend or contribute to any Group Member, and any Group Member may borrow from the Company, funds on terms and conditions determined by the Board of Managers.

(b) No borrowing by any Group Member or the approval thereof by the Board of Managers shall be deemed to constitute a breach of any duty (including any fiduciary duty), hereunder or existing at law, in equity or otherwise, of the Board of Managers to the Company or the Members by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to enable distributions to the Members.

Section 7.7 Indemnification.

(a) To the fullest extent permitted by law as it currently exists and to such greater extent as applicable law hereafter may permit, but subject to the limitations expressly provided in this Agreement, the Company shall indemnify any Person who was or is a party or is threatened to be made a party to, or otherwise requires representation of counsel in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) by reason of the fact that such Person is an Indemnitee or by reason of any action alleged to have been taken or omitted in such capacity, against losses, expenses (including attorneys’ fees of counsel for such Indemnitee), judgments, fines, damages, penalties, interest, liabilities and amounts paid in settlement actually and reasonably incurred by the Person in connection with such action, suit or proceeding; provided, that the Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 7.7(a), the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person acted in bad faith or engaged in fraud, willful misconduct or, with respect to any criminal action or proceeding, acted with the knowledge that the Person’s conduct was unlawful.

(b) To the extent an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.7(a), or in the defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such Person in connection therewith.

(c) Expenses (including reasonable attorneys’ fees of counsel for such Indemnitee) incurred by an Indemnitee in defending any action, suit or proceeding referred to in Section 7.7(a) shall be paid by the Company, when and as incurred, in advance of the final disposition of such action, suit or proceeding and in advance of any determination that such Indemnitee is not entitled to be indemnified, upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Person is not entitled to be indemnified by the Company as authorized in this Section 7.7.

(d) The indemnification, advancement of expenses and other provisions of this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Member Interests, as a matter of law or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity ~~(including any capacity under the Underwriting Agreement)~~, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(e) The Company may purchase and maintain insurance, on behalf of its Managers and Officers, and such other Persons as the Board of Managers shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Company’s activities or such Person’s activities on behalf of the Company, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(f) For purposes of the definition of Indemnitee in Section 1.1, the Company shall be deemed to have requested a Person to serve as fiduciary of an employee benefit plan whenever the performance by such Person of his duties to the Company also imposes duties on, or otherwise involves services by, such Person to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 7.7(a); and action taken or omitted by such Person with respect to any employee benefit plan in the performance of such Person’s duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in, or not opposed to, the best interests of the Company.

(g) Any indemnification and advancement of expenses pursuant to this Section 7.7 shall be made only out of the assets of the Company, it being agreed that the Members shall not be personally liable for such indemnification or advancement of expenses and shall have no obligation to contribute or loan any monies or property to the Company to enable it to effectuate such indemnification or advancement of expenses.

(h) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(i) If a claim under Section 7.7 is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid also the reasonable expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in this Agreement. Neither the failure of the Company (including its Managers who are not parties to such action, a committee of such Managers, independent legal counsel, or its Members) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in this Agreement, nor an actual determination by the Company (including its Managers who are not parties to such action, a committee of such Managers, independent legal counsel, or its Members) that the Indemnitee has not met the applicable standard of conduct shall create a presumption that the Indemnitee has not met the applicable standard of conduct, or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such advancement of expenses, under this Section 7.7 or otherwise shall be on the Company.

(j) The Company may indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not an action by or in the right of the Company) by reason of the fact that the Person is or was an employee (other than an Officer) or agent of the Company, or, while serving as an employee (other than an Officer) or agent of the Company is or was serving at the request of the Company as a manager, director, officer, employee, partner, fiduciary, trustee or agent of another Group Member or another Person to the extent

(i) permitted by the laws of the State of Delaware as from time to time in effect, and

(ii) authorized by the Board of Managers.

The Company may, to the extent permitted by Delaware law and authorized by the Board of Managers, pay expenses (including attorneys’ fees) reasonably incurred by any such employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, upon such terms and conditions as the Board of Managers determine. The provisions of this Section 7.7(j) shall not constitute a contract right for any such employee or agent.

(k) The indemnification, advancement of expenses and other provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(l) Except to the extent otherwise provided in Section 7.7(j), the right to be indemnified and to receive advancement of expenses in this Section 7.7 shall be a contract right. No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Company, nor the obligations of the Company to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.8 Exculpation of Liability of Indemnitees.

(a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable to the Company, the Members or any other Persons who have acquired interests in Company Securities for losses sustained or liabilities incurred as a result of any act or omission of an Indemnitee unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was criminal.

(b) Subject to its obligations and duties as Board of Managers set forth in this Article 7, the Board of Managers may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the Board of Managers shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the Board of Managers in good faith.

(c) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Company, to the Members or any other Persons who have acquired interests in Company Securities, none of the Managers and any other Indemnitee acting in connection with the Company’s business or affairs shall be liable to the Company, to any Member or any other Persons who have acquired interests in Company Securities for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate or otherwise modify the duties (including fiduciary duties) and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of such Indemnitee.

(d) Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of any Indemnitee under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

(e) An Indemnitee shall be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented by a Manager, Member or liquidating trustee, an Officer or employee of the Company, or committees of the Company, Members or Managers, or by any other person as to matters that the Member, Manager or liquidating trustees reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to members or creditors might properly be paid.

Section 7.9 Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties.

(a) Unless otherwise expressly provided in this Agreement or any Group Member Agreement, whenever a potential conflict of interest exists or arises between any Affiliate of the Company, on the one hand, and the Company or any Group Member, on the other, any resolution or course of action by the Board of Managers in respect of such conflict of interest shall be permitted and deemed approved by all Members, and shall not constitute a breach of this Agreement, of any Group Member Agreement, of any agreement contemplated herein or therein, or of any duty existing at law, in equity or otherwise, including any fiduciary duty, if the resolution or course of action in respect of such conflict of interest is (i) approved by Special Approval, (ii) approved by the vote of holders of a majority of the Outstanding Common Units (excluding Common Units held by interested parties), (iii) on terms no less favorable to the Company than those generally being provided to or available from unrelated third parties or (iv) fair and reasonable to the Company, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Company). The Board of Managers shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of such resolution, and the Board of Managers may also adopt a resolution or course of action that has not received Special Approval. If Special Approval is not sought and the Board of Managers determines that the resolution or course of action taken with respect to a conflict of interest complies with the standards set forth in clause (iii) or (iv) of the second preceding sentence, then (A) such resolution or course of action shall be permitted and deemed approved by all the Members, and shall not constitute a breach of this Agreement, of any Group Member Agreement, of any agreement contemplated herein or therein, or of any duty existing at law, in equity or otherwise, including any fiduciary duty and (B) it shall be presumed that, in making its decision, the Board of Managers acted in good faith, and in any proceeding brought by any Member or Assignee or by or on behalf of such Member or any other Member or the Company challenging such approval, the Person bringing or prosecuting such proceeding shall have the burden of overcoming such presumption~~. Notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the Registration Statement are hereby approved by all Members and shall not constitute a breach of this Agreement or any duty existing at law, in equity or otherwise~~.

(b) Whenever the Board of Managers or any Manager or Officer makes a determination or takes or declines to take any other action, whether under this Agreement, any Group Member Agreement or any other agreement contemplated hereby or otherwise, then, unless another express standard is provided for in this Agreement, the Board of Managers or such Manager or Officer shall make such determination or take or decline to take such other action in good faith and shall not be subject to any other or different standards imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. In order for a determination or other action to be in “good faith” for purposes of this Agreement, the Person or Persons making such determination or taking or declining to take other action must believe that the determination or other action is in the best interests of the Company. No action taken by the Board of Managers, any Manager or any Officer on behalf of the Company in good faith reliance on the provisions of this Agreement, including this Article 7, shall constitute a breach of any duty (including any fiduciary duty or other similar duty) on the part of such Board of Managers or any Manager or Officer, as the case may be. To the extent that the foregoing provisions have, or are construed to have, the effect of restricting, eliminating or otherwise modifying the duties and liabilities, including fiduciary duties, of the Managers or Officers otherwise existing at law, in equity or otherwise, such provisions and any such restriction, elimination or modification (i) are, and shall be deemed to have been, approved and agreed to by the Members (ii) are intended and agreed to replace and supersede such other duties and liabilities.

(c) Notwithstanding anything to the contrary in this Agreement prior to the dissolution of the Company, the Board of Managers shall have no duty or obligation, express or implied, to sell or otherwise dispose of any asset of the Company Group other than in the ordinary course of business.

(d) Except as expressly set forth in this Agreement or required by law, none of the Managers, nor any other Indemnitee shall have any duties or liabilities, including fiduciary duties, to the Company or any Member and the provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of the Managers or any other Indemnitee otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of the Managers or such other Indemnitee.

(e) The Members hereby authorize the Board of Managers, on behalf of the Company as a partner or member of a Group Member, to approve of actions by the Board of Managers or managing member of such Group Member similar to those actions permitted to be taken by the Board of Managers pursuant to this Section 7.9.

(f) The appointment, designation or identification of a Manager as chair of the Board of Managers, a member or chair of a committee of the Board of Managers, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Manager, or any other special appointment, designation or identification of a Manager, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Manager in the absence of the appointment, designation or identification, and no Manager who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Manager as aforesaid shall affect in any way that Manager’s rights or entitlement to indemnification or advancement of expenses.

Section 7.10 Duties of Officers and Managers.

(a) The duties and obligations owed to the Company and to the Members by the Officers and Managers shall be as set forth in this Agreement.

(b) A Manager shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Company and on such information, opinions, reports or statements presented to the Company by any of the Company’s Officers or employees, or committees of the Board of Managers, or by any other Person as to matters the Manager reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

(c) The Board of Managers shall have the right, in respect of any of its powers or obligations hereunder, to act through a duly appointed attorney or attorneys-in-fact or the duly authorized Officers of the Company.

Section 7.11 Purchase or Sale of Company Securities.

The Board of Managers may cause the Company to purchase or otherwise acquire Company Securities.

Section 7.12 Reliance by Third Parties.

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Company shall be entitled to assume that the Board of Managers and any Officer authorized by the Board of Managers to act on behalf of and in the name of the Company has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Company and to enter into any authorized contracts on behalf of the Company, and such Person shall be entitled to deal with the Board of Managers or any Officer as if it were the Company’s sole party in interest, both legally and beneficially. Each Member hereby waives, to the fullest extent permitted by law, any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Board of Managers or any Officer in connection with any such dealing. In no event shall any Person dealing with the Board of Managers or any Officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the Board of Managers or any Officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Company by the Board of Managers or any Officer or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Company and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Company.

ARTICLE 8

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 8.1 Records and Accounting.

The Board of Managers shall keep or cause to be kept at the principal office of the Company appropriate books and records with respect to the Company’s business, including all books and records necessary to provide to the Members any information required to be provided pursuant to this Agreement. Any books and records maintained by or on behalf of the Company in the regular course of its business, including the record of the Record Holders or Assignees of Common Units or other Company Securities, books of account and records of Company proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Company shall be maintained, for financial reporting purposes, on an accrual accounting basis in accordance with U.S. GAAP.

Section 8.2 Fiscal Year.

The fiscal year of the Company shall be a fiscal year ending December 31.

Section 8.3 Reports.

(a) As soon as practicable, but in no event later than 90 days after the close of each fiscal year of the Company, the Board of Managers shall cause to be mailed or made available by any reasonable means (including posting on the Company’s website) to each Record Holder of a Common Unit as of a date selected by the Board of Managers, an annual report containing financial statements of the Company for such fiscal year of the Company, presented in accordance with U.S. GAAP, including a balance sheet and statements of operations, equity and cash flows, such statements to be audited by a registered public accounting firm selected by the Board of Managers.

(b) As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each fiscal year, the Board of Managers shall cause to be mailed or made available to each Record Holder of a Common Unit, as of a date selected by the Board of Managers, a report containing unaudited financial statements of the Company and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Common Units are listed for trading, or as the Board of Managers determines to be necessary or appropriate.

ARTICLE 9

TAX MATTERS

Section 9.1 Returns and Information.

The Company shall timely file all returns of the Company that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. ~~The tax information reasonably required by Record Holders for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days after the close of the calendar year in which the Company’s taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.~~

Section 9.2 Tax Elections.

~~(a) The Company shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the Board of Managers’ determination that such revocation is in the best interests of the Members. Notwithstanding any other provision herein contained, for the purposes of computing the adjustments under Section 743(b) of the Code, the Board of Managers shall be authorized (but not required) to adopt a convention whereby the price paid by a transferee of a Member Interest will be deemed to be the lowest quoted closing price of the Member Interests on any National Securities Exchange on which such Member Interests are traded during the calendar month in which such transfer is deemed to occur pursuant to Section 6.2(c)(i) without regard to the actual price paid by such transferee.~~

~~(b) The Company shall elect to amortize or deduct expenses incurred in organizing the Company as provided in Section 709 of the Code.~~

(a) Each of the Chief Executive Officer, Chief Financial Officer and Treasurer, and Chief Accounting Officer and Controller is authorized to make the election for the Company to be classified as an association taxable as a corporation for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3(c).

~~(c)~~ (b) Except as otherwise provided herein, the Board of Managers shall determine whether the Company should make any ~~other~~ elections permitted by the Code.

~~Section 9.3 Tax Controversies.~~

~~Subject to the provisions hereof, the Board of Managers shall designate one Officer who is a Member as the Tax Matters Partner (as defined in the Code). The Tax Matters Partner is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. Each Member agrees to cooperate with the Tax Matters Partner and to do or refrain from doing any or all things reasonably required by the Tax Matters Partner to conduct such proceedings.~~

Section 9.3 ~~Section 9.4~~ Withholding.

Notwithstanding any other provision of this Agreement, the Board of Managers is authorized to take any action that may be required to cause the Company and other Group Members to comply with any withholding requirements established under the Code or any other federal, state or local law including pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Company is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Member (including by reason of Section 1446 of the Code), the Board of Managers may treat the amount withheld as a distribution of cash pursuant to Section  ~~6.3~~6.2 in the amount of such withholding from such Member.

ARTICLE 10

DISSOLUTION AND LIQUIDATION

Section 10.1 Dissolution.

The Company shall not be dissolved by the admission of Substituted Members or Additional Members. The Company shall dissolve, and its affairs shall be wound up, upon:

(a) an election to dissolve the Company by the Board of Managers that is approved by the holders of a Class A Unit Majority and a Common Unit Majority;

(b) the sale, exchange or other disposition of all or substantially all of the assets and properties of the Company Group;

(c) the entry of a decree of judicial dissolution of the Company pursuant to the provisions of the Delaware Act; or

(d) at such time as there are no Members, unless the Company is continued without dissolution in accordance with the Delaware Act.

Section 10.2 Liquidator.

Upon dissolution of the Company, the Board of Managers shall select one or more Persons to act as Liquidator. The Liquidator (if other than the Board of Managers) shall be entitled to receive such compensation for its services as may be approved by holders of a Unit Majority. The Liquidator (if other than the Board of Managers) shall agree not to resign at any time without 15 days’ prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of a Unit Majority. Upon dissolution, death, incapacity, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of a Unit Majority. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article 10, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the Board of Managers under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3(b)) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Company as provided for herein.

Section 10.3 Liquidation.

The Liquidator shall proceed to dispose of the assets of the Company, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as determined by the Liquidator, subject to Section 18-804 of the Delaware Act and the following:

(a) The assets may be disposed of by public or private sale or by distribution in kind to one or more Members on such terms as the Liquidator and such Member or Members may agree. If any property is distributed in kind, the Member receiving the property shall be deemed for purposes of Section 10.3(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Members. Notwithstanding anything to the contrary contained in this Agreement, the Members understand and acknowledge that a Member may be compelled to accept a distribution of any asset in kind from the Company despite the fact that the percentage of the asset distributed to such Member exceeds the percentage of that asset which is equal to the percentage in which such Member shares in distributions from the Company. The Liquidator may defer liquidation or distribution of the Company’s assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Company’s assets would be impractical or would cause undue loss to the Members. The Liquidator may distribute the Company’s assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Members.

(b) Liabilities of the Company include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 10.2) and amounts to Members otherwise than in respect of their distribution rights under Article 6. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be applied to other liabilities or distributed as additional liquidation proceeds.

(c) All property and all cash in excess of that required to discharge liabilities as provided in Section 10.3(b) shall be distributed to the Members in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 10.3(c)) for the taxable year of the Company during which the liquidation of the Company occurs (with such date of occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

Section 10.4 Cancellation of Certificate of Formation.

Upon the completion of the distribution of Company cash and property as provided in Section 10.3 in connection with the liquidation of the Company, the Certificate of Formation and all qualifications of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Company shall be taken.

Section 10.5 Return of Contributions.

None of any member of the Board of Managers or any Officer will be personally liable for, or have any obligation to contribute or loan any monies or property to the Company to enable it to effectuate, the return of the

Capital Contributions of the Members or Unitholders, or any portion thereof, it being expressly understood that any such return shall be made solely from Company assets. A Member may not resign or withdraw from the Company prior to the dissolution and winding up of the Company, provided that ~~neither~~ the transfer of any Member Interest ~~nor the cancellation of the Class D Interests as provided in this Agreement~~ shall not constitute a breach or violation of this provision.

Section 10.6 Waiver of Partition.

To the maximum extent permitted by law, each Member hereby waives any right to partition of the Company property.

Section 10.7 Capital Account Restoration.

No Member shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Company.

ARTICLE 11

AMENDMENT OF AGREEMENT; MEETINGS OF MEMBERS; RECORD DATE

Section 11.1 Amendment of Operating Agreement.

(a) General Amendments. Except as provided in Section 11.1(b) and Section 11.1(c), the Board of Managers may amend any of the terms of this Agreement but only in compliance with the terms, conditions and procedures set forth in this Section 11.1(a). If the Board of Managers desires to amend any provision of this Agreement other than pursuant to Section 11.1(c), then it shall first adopt a resolution setting forth the amendment proposed, declaring its advisability and either calling a special meeting of the Members entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the Members. Amendments to this Agreement may be proposed only by or with the consent of the Board of Managers. Such special or annual meeting shall be called and held upon notice in accordance with Section 11.3 and Section 11.4 of this Agreement. The notice of such meeting shall set forth such amendment in full or a brief summary of the changes to be effected thereby, as the Board of Managers shall deem advisable. At the meeting, a vote of Members entitled to vote thereon shall be taken for and against the proposed amendment. Subject to Section 11.2(d), a proposed amendment shall be effective upon its approval by both a Class A Unit Majority and a Common Unit Majority, unless a greater percentage is required by this Agreement.

(b) Super-Majority Amendments. Notwithstanding Section 11.1(a) but subject to Section 11.1(c), the affirmative vote of the holders of at least 75% of all Outstanding Common Units and 75% of all Outstanding Class A Units shall be required to alter, amend or adopt any provision inconsistent with or repeal Section 7.1(b), this Section 11.1(b), Section 11.2, Section 11.3(d), Section 11.8(b), Section 11.8(c), Section 11.10 or Section 11.13.

(c) Amendments to be Adopted Solely by the Board of Managers. Notwithstanding Section 11.1(a) and Section 11.1(b), the Board of Managers, without the approval of any Member or holder of any Company Securities, may amend any provision of this Agreement, and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(i) a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company;

(ii) admission, substitution, withdrawal or removal of Members in accordance with this Agreement;

(iii) a change that the Board of Managers determines to be necessary or appropriate to qualify or continue the qualification of the Company as a limited liability company under the laws of any state ~~or to ensure that the Group Members will not be treated as associations taxable as corporations or otherwise taxed as entities for federal income tax purposes~~;

(iv) a change that the Board of Managers determines (A) does not adversely affect the Members (including any particular class of Member Interests as compared to other classes of Member Interests) in any material respect, (B) to be necessary or appropriate to (1) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (2) facilitate the trading of the Units (including the division of any class or classes of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which Units are or will be listed for trading, compliance with any of which the Board of Managers deems to be in the best interests of the Company and the Members, (C) to be necessary or appropriate in connection with action taken by the Board of Managers pursuant to Section ~~5.8~~5.6 or (D) is required to effect the intent expressed in ~~the Registration Statement or the intent of~~ the provisions of this Agreement or is otherwise contemplated by this Agreement;

(v) a change in the fiscal year or taxable year of the Company and any other changes that the Board of Managers determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Company, including, if the Board of Managers shall so determine, a change in the definition of “Quarter” and the dates on which distributions are to be made by the Company;

(vi) an amendment that is necessary, in the Opinion of Counsel, to prevent the Company or its Managers, Officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(vii) subject to Section ~~5.6~~,5.4, an amendment that the Board of Managers determines to be necessary or appropriate in connection with the authorization of issuance of any class or series of Company Securities pursuant to Section ~~5.5~~5.3;

(viii) any amendment expressly permitted in this Agreement to be made by the Board of Managers acting alone;

(ix) an amendment effected, necessitated or contemplated by a Merger Agreement or Plan of Conversion approved in accordance with Section 12.3;

(x) an amendment that the Board of Managers determines to be necessary or appropriate to reflect and account for the formation by the Company of, or investment by the Company in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Company of activities permitted by the terms of Section 2.4;

(xi) a merger, consolidation, conversion or conveyance pursuant to Section 12.3(d);

(xii) an amendment that requires, in connection with a transfer of Member Interests, the Assignees of Member Interests to provide a statement, certification or other proof to the Company regarding such Assignee’s status as an Eligible Citizen; or

(xiii) any other amendments substantially similar to the foregoing.

Section 11.2 Amendment Requirements.

(a) Notwithstanding the provisions of Section 11.1, no provision of this Agreement that establishes a percentage of Outstanding Units required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the affirmative vote of holders of Outstanding Units whose aggregate Outstanding Units constitute not less than the voting requirement sought to be reduced.

(b) Notwithstanding the provisions of Section 11.1, no amendment to this Agreement may (i) enlarge the obligations of any Member without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 11.2(c), (ii) change Section 10.1(a), (iii) change the term of the Company, or (iv) except as set forth in Section 10.1(a), give any Person the right to dissolve the Company.

(c) Except as provided in Section 12.3, and without limitation of the Board of Managers’ authority to adopt amendments to this Agreement without the approval of any Members as contemplated in Section 11.1 (including Section 11.1(c)(vii)), any amendment that would have a material adverse effect on the rights or preferences of any then Outstanding class of Member Interests in relation to other classes of Member Interests must be approved by the holders of not less than a majority of the Outstanding Member Interests of the class affected, provided that amending this Agreement to create a new class or series of Company Securities pursuant to Section ~~5.5~~5.3 with relative rights, powers, preferences and duties that are senior or prior to, or pari passu with, the relative rights, powers, preferences or duties of any then Outstanding Member Interests shall not be deemed to cause such a material adverse effect.

(d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 11.1(c) and except as otherwise provided by Section 12.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Common Units and Class A Units, voting as a single class, unless the Company obtains an Opinion of Counsel to the effect that such amendment will not adversely affect the limited liability of any Member under applicable law.

Section 11.3 Unitholder Meetings.

(a) All acts of Members to be taken hereunder shall be taken in the manner provided in this Article 11. An annual meeting of the Members for the election of Managers and for the transaction of such other business as may properly come before the meeting shall be held at such time and place as the Board of Managers shall specify, which date shall be within 13 months of the last annual meeting of Members. If authorized by the Board of Managers, and subject to such guidelines and procedures as the Board of Managers may adopt, Members and proxyholders not physically present at a meeting of Members, may by means of remote communication participate in such meeting, and be deemed present in person and vote at such meeting provided that the Company shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Member or proxyholder, to provide such Members or proxyholders a reasonable opportunity to participate in the meeting and to record the votes or other action made by such Members or proxyholders.

(b) A failure to hold the annual meeting of the Members at the designated time or to elect a sufficient number of Managers to conduct the business of the Company shall not affect otherwise valid acts of the Company or work a forfeiture or dissolution of the Company. If the annual meeting for election of Managers is not held on the date designated therefor, the Managers shall cause the meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the date of this Agreement or its last annual meeting, it is the intent of the parties that the Delaware Court of Chancery may summarily order a meeting to be held upon the application of any Member or Manager. The Outstanding Units present at such meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of such meeting, notwithstanding any provision of this Agreement to the contrary. The Delaware Court of Chancery may issue such orders as may be appropriate, including orders designating the time and place of such meeting, the record date for determination of Unitholders entitled to vote, and the form of notice of such meeting.

(c) All elections of Managers will be by written ballots; if authorized by the Board of Managers, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be reasonably determined that the electronic transmission was authorized by the Member or proxyholder.

(d) Special meetings of the Members may be called only by a majority of the Board of Managers. No Members or group of Members, acting in its or their capacity as Members, shall have the right to call a special meeting of the Members.

Section 11.4 Notice of Meetings of Members.

(a) Notice, stating the place, day and hour of any annual or special meeting of the Members, as determined by the Board of Managers, and (i) in the case of a special meeting of the Members, the purpose or purposes for which the meeting is called, as determined by the Board of Managers or (ii) in the case of an annual meeting, those matters that the Board of Managers, at the time of giving the notice, intends to present for action by the Members, shall be delivered by the Company not less than 10 calendar days nor more than 60 calendar days before the date of the meeting, in a manner and otherwise in accordance with Section 14.1 to each Record Holder who is entitled to vote at such meeting. Such further notice shall be given as may be required by applicable law. The notice of any meeting of the Members at which Managers are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Board of Managers intends to present for election. Only such business shall be conducted at a special meeting of Members as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Any previously scheduled meeting of the Members may be postponed, and any special meeting of the Members may be canceled, by resolution of the Board of Managers upon public notice given prior to the date previously scheduled for such meeting of the Members.

(b) The Board of Managers shall designate the place of meeting for any annual meeting or for any special meeting of the Members. If no designation is made, the place of meeting shall be the principal office of the Company.

Section 11.5 Record Date.

For purposes of determining the Members entitled to notice of or to vote at a meeting of the Members or to give approvals without a meeting as provided in Section 11.10, the Board of Managers may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Common Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Members are requested by the Board of Managers to give such approvals. If no Record Date is fixed by the Board of Managers, then (a) the Record Date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the day next preceding the day on which notice is given and (b) the Record Date for determining the Members entitled to give approvals without a meeting shall be the date the first written approval is deposited with the Company in care of the Board of Managers. A determination of Members of record entitled to notice of or to vote at a meeting of Members shall apply to any adjournment or postponement of the meeting; provided, however, that the Board of Managers may fix a new Record Date for the adjourned or postponed meeting.

Section 11.6 Adjournment.

The Chairman of the Board, or, if the Chief Executive Officer is acting as the chairman of such meeting, the Chief Executive Officer, may adjourn any meeting of the Members, whether for lack of a quorum or any other reason. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 30 days. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article 11.

Section 11.7 Waiver of Notice; Approval of Meeting.

Whenever notice to the Members is required to be given under this Agreement, a written waiver, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a Person at any such meeting of the Members shall constitute a waiver of notice of such meeting, except when the Person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Members need be specified in any written waiver of notice unless so required by resolution of the Board of Managers. All waivers and approvals shall be filed with the Company records or made part of the minutes of the meeting.

Section 11.8 Quorum; Required Vote for Member Action; Voting for Managers.

(a) At any meeting of the Members, the holders of a majority of the Outstanding Units or Member Interests of each class then outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum of such class or classes unless any such action by the Members requires approval by holders of a greater percentage of Outstanding Units or Member Interests, in which case the quorum shall be such greater percentage. The submission of matters to Members for approval and the election of Managers shall occur only at a meeting of the Members duly called and held in accordance with this Agreement at which a quorum is present; provided, however, that the Members present at a duly called and held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Member Interests specified in this Agreement. In the absence of a quorum any meeting of Members may be adjourned from time to time by the chairman of the meeting to another place or time.

(b) The Members holding Outstanding Common Units and Class A Units shall be entitled to one vote per Unit on all matters submitted to Members for approval and in the election of Managers.

(c) Except as otherwise provided in this Agreement, all matters submitted to Members for approval shall be determined by a majority of the votes cast affirmatively or negatively by Members holding Outstanding Units unless a greater percentage is required with respect to such matter under the Delaware Act, under the rules of any National Securities Exchange on which the Common Units are listed for trading, or under the provisions of this Agreement, in which case the approval of Members holding Outstanding Common Units and Class A Units that in the aggregate represent at least such greater percentage shall be required.

(d) Subject only to Section 7.1(b), Section 7.1(e) and Section 11.8(e) and notwithstanding any other provision of this Agreement to the contrary, the Class A Unitholders, voting together as a single class, shall elect two Managers (each, a “Class A Manager”) and the Common Unitholders, voting together as a single class, shall elect three Managers (each, a “Class B Manager”). The Board of Managers agrees to call a meeting of the Common Unitholders as provided in this Article 11 when a vote of the Common Unitholders is to be held to elect a Class B Manager or fill a vacancy as provided in Section 7.1(e). Managers will be elected by a plurality of the votes cast for a particular position.

(e) The right of the holders of the Class A Units to appoint the Class A Managers pursuant to Section 11.8(d) may, subject to Section 11.13, be terminated at any duly called meeting of the Members upon the affirmative vote of holders of not less than 66 2/3% of Outstanding Common Units. Thereafter, if (i) the Class A Units are not converted into Common Units pursuant to Section ~~3.8~~,3.7, all five (or such other number as the Board of Managers may determine pursuant to Section 7.1(b)) Managers shall be elected by a plurality of the votes cast by the holders of Outstanding Common Units and Class A Units, voting as a single class, for a particular position; and (ii) if the Class A Units are converted into Common Units pursuant to Section ~~3.8~~,3.7, all five (or such other number as the Board of Managers may determine pursuant to Section 7.1(b)) Managers shall be elected by a plurality of the votes cast by the holders of Outstanding Common Units, voting as a single class, for a particular position.

Section 11.9 Conduct of a Meeting; Member Lists.

(a) The Board of Managers shall have full power and authority concerning the manner of conducting any meeting of the Members, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article 11, the conduct of voting, the validity and effect of any proxies and (subject to Section 11.12(d)) the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Board of Managers shall have the power to designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Company maintained by the Board of Managers. The Board of Managers may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Members, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote.

(b) A complete list of Members entitled to vote at any meeting of Members, arranged in alphabetical order for each class of Member Interests and showing the address of each such Member and the number of Outstanding Units or Member Interests registered in the name of such Member, shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before the meeting, at the principal place of business of the Company. The Member list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

Section 11.10 Action Without a Meeting.

The holders of Class A Units (and if the holders of the Management Incentive Interests or the Class D Interests are entitled to vote on any matter, the holder(s) of such Member Interests) may take any action or give any approval, whether together or as separate classes, without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken or approval so given shall be signed by the Members holding a sufficient percentage of Member Interests to otherwise take such action or give such approval and delivered to the Company. No other action permitted or required to be taken at a meeting of Members may be taken by written consent or by any other means or manner than a meeting of Members called and conducted in accordance with this Agreement.

Section 11.11 Voting and Other Rights.

(a) Only those Record Holders of Outstanding Units and Member Interests on the Record Date established pursuant to Section 11.5 shall be entitled to notice of, and to vote at, a meeting of Members or to act with respect to matters as to which the holders of the Outstanding Units and Member Interests have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units and Member Interests shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units and Member Interests.

(b) With respect to Outstanding Units or Member Interests that are held for a Person’s account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Outstanding Units or Member Interests are registered, such other Person shall, in exercising the voting rights in respect of such Outstanding Units or Member Interests on any matter, and unless the arrangement between such Persons provides otherwise, vote such Outstanding Units or Member Interests in favor of, and at the direction of, the Person who is the beneficial owner, and the Company shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 11.11(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

Section 11.12 Proxies and Voting.

(a) At any meeting of the Members, every holder of an Outstanding Unit or Member Interests entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(b) The Company may, and to the extent required by law, shall, in advance of any meeting of Members, appoint one or more inspectors to act at the meeting and make a written report thereof. The Company may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Members, the Person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

(c) With respect to the use of proxies at any meeting of Members, the Company shall be governed by paragraphs (b), (c), (d) and (e) of Section 212 of the DGCL and other applicable provisions of the DGCL, as though the Company were a Delaware corporation and as though the Members were stockholders of a Delaware corporation.

(d) With respect to any contested matter relating to any election, appointment, removal or resignation of any Manager, to the fullest extent permitted by law, the Company shall be governed by Section 225 of the DGCL and any other applicable provision of the DGCL, as though the Company were a Delaware corporation.

Section 11.13 Notice of Member Business and Nominations.

(a) Subject to Section 7.1(e), nominations of Persons for election to the Board of Managers and the proposal of business to be considered by the Members may be made at an annual meeting of Members (i) pursuant to the Company’s notice of meeting delivered pursuant to Section 11.4 of this Agreement, (ii) by or at the direction of the Board of Managers, (iii) for nominations to the Board of Managers only, by any holder of Outstanding Units who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraph (b) or (d) of this Section 11.13 and who was a Record Holder of a sufficient number of Outstanding Units as of the Record Date for such meeting to elect one or more members to the Board of Managers assuming that such holder cast all of the votes it is entitled to cast in such election in favor of a single candidate and such candidate received no other votes from any other holder of Outstanding Units, or (iv) by any holder of Outstanding Units who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraphs (c) or (d) of this Section 11.13 and who is a Record Holder of Outstanding Units at the time such notice is delivered to the Secretary of the Company.

(b) For nominations to be properly brought before an annual meeting by a Unitholder pursuant to Section 11.13(a)(iii), the Unitholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a Unitholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not less than 90 or more than 120 days prior to the anniversary (the “Anniversary”) of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of Members; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the Unitholder to be timely must be so delivered not later than the close of business on the later of (x) the ninetieth day prior to such annual meeting or (y) the tenth day following the day on which public announcement of the date of such meeting is first made. Such Unitholder’s notice shall set forth: (A) as to each Person whom the Unitholder proposes to nominate for election or reelection as a Manager all information relating to such Person that is required to be disclosed in solicitations of proxies for election of Managers, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such Person’s written consent to being named in the proxy statement as a nominee and to serving as a Manager if elected and (B) as to the Unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made the name and address of such Unitholder, as they appear on the Company’s books, and of such beneficial owner, the class and number of Units which are owned beneficially and of record by such Unitholder and such beneficial owner. Such holder shall be entitled to nominate as many candidates for election to the Board of Managers as would be elected assuming such holder cast the precise number of votes necessary to elect each candidate and no more votes were cast by such holder or any other holder for such candidates.

(c) For nominations or other business to be properly brought before an annual meeting by a Unitholder pursuant to Section 11.13(a), (i) the Unitholder must have given timely notice thereof in writing to the Secretary of the Company, (ii) such business must be a proper matter for Member action under this Agreement and the Delaware Act, (iii) if the Unitholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Company with a Solicitation Notice, such Unitholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Outstanding Units required under this Agreement or the Delaware Act to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Outstanding Units reasonably believed by such Unitholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such Unitholder, and must, in either case, have included in such materials the Solicitation Notice and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 11.13, the Unitholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice. To be timely, a Unitholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not less than 90 or more than 120 days prior to the first Anniversary; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the Unitholder to be timely must be so delivered not later than the close of business on the later of (x) the ninetieth day prior to such annual meeting or (y) the tenth day following the day on which public announcement of the date of such meeting is first made. Such Unitholder’s notice shall set forth: (A) as to each Person whom the Unitholder proposes to nominate for election or reelection as a Manager all information relating to such Person that is required to be disclosed in solicitations of proxies for election of Managers, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such Person’s written consent to being named in the proxy statement as a nominee and to serving as a Manager if elected; (B) as to any other business that the Unitholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Unitholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the Unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made the name and address of such Unitholder, as they appear on the Company’s books, and of such beneficial owner, the class and number of Units which are owned beneficially and of record by such Unitholder and such beneficial owner, and whether either such Unitholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Outstanding Units required under this Agreement or Delaware law to carry the proposal or, in the case of a nomination or nominations, to holders of a percentage of the Outstanding Units reasonably believed by such Unitholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such Unitholder (an affirmative statement of such intent, a “Solicitation Notice”).

(d) Notwithstanding anything in the second sentence of Section 11.13(b) or the second sentence of Section 11.13(c) to the contrary, if the number of Managers to be elected to the Board of Managers is increased, there is no public announcement naming all of the nominees for Manager or specifying the size of the increased

Board of Managers made by the Company at least 90 days prior to the Anniversary and the vacancy created by such increase can be filled by a nominee approved by a Common Unit Majority, then a Unitholder’s notice required by this Section 11.13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

(e) Only such business shall be conducted at a special meeting of Members as shall have been brought before the meeting pursuant to the Company’s notice of meeting pursuant to Section 11.4 of this Agreement. Subject to Section 7.1(d) of this Agreement, nominations of Persons for election to the Board of Managers may be made at a special meeting of Members at which Managers are to be elected (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board of Managers, (iii) by any holder of Outstanding Units who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraph (b) or (d) of this Section 11.13 and who was a Record Holder of a sufficient number of Outstanding Units as of the Record Date for such meeting to elect one or more members to the Board of Managers assuming that such holder cast all of the votes it is entitled to cast in such election in favor of a single candidate and such candidate received no other votes from any other holder of Outstanding Units, or (iv) by any holder of Outstanding Units who is entitled to vote at the meeting, who complies with the notice procedures set forth in paragraphs (c) or (d) of this Section 11.13 and who is a Record Holder of Outstanding Units at the time such notice is delivered to the Secretary of the Company. Nominations by Unitholders of Persons for election to the Board of Managers may be made at such a special meeting of Members if the Unitholder’s notice as required by Section 11.13(b) or Section 11.13(c) shall be delivered to the Secretary of the Company not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Managers to be elected at such meeting. Holders of Outstanding Units making nominations pursuant to Section 11.13(e)(iii) shall be entitled to nominate the number of candidates for election at such special meeting as provided in Section 11.13(b) for an annual meeting.

(f) Except to the extent otherwise provided in Section 7.1(d) and Section 7.1(e), with respect to vacancies, only Persons who are nominated in accordance with the procedures set forth in this Section 11.13 shall be eligible to serve as Managers and only such business shall be conducted at a meeting of Members as shall have been brought before the meeting in accordance with the procedures set forth in this Section 11.13. Except as otherwise provided herein or required by law, the Chairman of the Board or other Person designated by the Board of Managers as the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 11.13 and, if any proposed nomination or business is not in compliance with this Section 11.13, to declare that such defective proposal or nomination shall be disregarded.

(g) Notwithstanding the foregoing provisions of this Section 11.13, a Member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11.13. Nothing in this Section 11.13 shall be deemed to affect any rights of Members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(h) All provisions of this Section 11.13 are subject to Section 11.8(d).

ARTICLE 12

MERGER, CONSOLIDATION OR CONVERSION

Section 12.1 Authority.

The Company may merge or consolidate with one or more limited liability companies or “other business entity” as defined in Section 18-209 of the Delaware Act, or convert into any “other entity” as defined in Section 18-214 of the Delaware Act, whether such entity is formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written plan of merger or consolidation (“Merger Agreement”) or a written plan of conversion (“Plan of Conversion”), as the case may be, in accordance with this Article 12.

Section 12.2 Procedure for Merger, Consolidation or Conversion.

(a) Merger, consolidation or conversion of the Company pursuant to this Article 12 requires the prior approval of the Board of Managers~~,~~; provided, however, that, to the fullest extent permitted by law, the Board of Managers shall have no duty or obligation to consent to any merger, consolidation or conversion of the Company and may decline to do so free of any fiduciary duty or obligation whatsoever to the Company or any Member and, in declining to consent to a merger, consolidation or conversion, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity.

(b) If the Board of Managers shall determine to consent to a merger or consolidation, the Board of Managers shall approve the Merger Agreement, which shall set forth:

(i) the names and jurisdiction of domicile of each of the business entities proposing to merge or consolidate;

(ii) the name and jurisdiction of domicile of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(iii) the terms and conditions of the proposed merger or consolidation;

(iv) the manner and basis of exchanging or converting the rights or securities of, or interests in, each constituent business entity for, or into, cash, property, rights, or obligations of, securities of or interests in, the Surviving Business Entity; and (A) if any rights or securities of, or interests in, any constituent business entity are not to be exchanged or converted solely for, or into, cash, property, rights, or obligations of, securities of or interests in, the Surviving Business Entity, the cash, property, rights, or obligations of, securities of or interests in, any limited liability company or other business entity which the holders of such rights, securities or interests are to receive in exchange for, or upon conversion of their interests, securities or rights, and (B) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property, rights or obligations of securities of or interests in the Surviving Business Entity or any other business entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

(v) a statement of any changes in the constituent documents or the adoption of new constituent documents (the certificate of formation or limited liability company agreement, articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(vi) the effective time of the merger or consolidation, which may be the date of the filing of the certificate of merger pursuant to Section 12.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger or consolidation is to be later than the date of the filing of the certificate of merger, the effective time shall be fixed at a date no later than the time of the filing of the certificate of merger and stated therein); and

(vii) such other provisions with respect to the proposed merger or consolidation that the Board of Managers determines to be necessary or appropriate.

(c) If the Board of Managers shall determine to consent to a conversion, the Board of Managers shall approve the Plan of Conversion, which shall set forth:

(i) the name of the converting entity and the converted entity;

(ii) a statement that the Company is continuing its existence in the organizational form of the converted entity;

(iii) a statement as to the type of entity that the converted entity is to be and the state or country under the laws of which the converted entity is to be incorporated, formed or organized;

(iv) the manner and basis of exchanging or converting the equity securities of the converting entity for or into securities of or interests in the converted entity or other property;

(v) in an attachment or exhibit, the certificate of formation of the Company; and

(vi) in an attachment or exhibit, the certificate of formation or limited liability company agreement, articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document of the converted entity;

(vii) the effective time of the conversion, which may be the date of the filing of the certificate of conversion pursuant to Section 12.4 or a later date specified in or determinable in accordance with the Plan of Conversion (provided, that if the effective time of the conversion is to be later than the date of the filing of such certificate of conversion, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such certificate of conversion and stated therein); and

(viii) such other provisions with respect to the proposed conversion that the Board of Managers determines to be necessary or appropriate.

Section 12.3 Approval by Members of Merger, Consolidation or Conversion.

(a) Except as provided in Section 12.3(d), the Board of Managers, upon its approval of the Merger Agreement or Plan of Conversion, as the case may be, shall direct that the Merger Agreement or Plan of Conversion, as applicable, be submitted to a vote of Members, whether at an annual meeting or a special meeting, in either case in accordance with the requirements of Article 11. A copy or a summary of the Merger Agreement or Plan of Conversion, as the case may be, shall be included in or enclosed with the notice of meeting or the written consent.

(b) Except as provided in Section 12.3(d), the Merger Agreement or Plan of Conversion, as the case may be, shall be approved upon receiving the affirmative vote or consent of the holders of a Class A Unit Majority and a Common Unit Majority unless the Merger Agreement or Plan of Conversion, as applicable, contains any provision that, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require for its approval the vote or consent of a greater percentage of the Outstanding Units or of any class of Members, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement or Plan of Conversion, as applicable.

(c) Except as provided in Section 12.3(d), after such approval by vote or consent of the Members, and at any time prior to the filing of the certificate of merger or certificate of conversion pursuant to Section 12.4, the merger, consolidation or conversion may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement or Plan of Conversion, as applicable.

(d) Notwithstanding anything else contained in this Article 12 or in this Agreement, the Board of Managers is permitted without Member approval, to convert the Company or any Group Member into a new limited liability entity, to merge the Company or any Group Member into, or convey all of the Company’s assets to, another limited liability entity which shall be newly formed and shall have no assets, liabilities or operations at the time of such conversion, merger or conveyance other than those it receives from the Company or other Group Member if (i) the Board of Managers has received an Opinion of Counsel that the conversion, merger or conveyance, as the case may be, would not result in the loss of the limited liability of any Member ~~or cause the Company to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such)~~, (ii) the sole purpose of such conversion, merger or conveyance is to effect a mere change in the legal form of the Company into another limited liability entity and (iii) the governing instruments of the new entity provide the Members and the Board of Managers with the same rights and obligations as are herein contained.

(e) Additionally, notwithstanding anything else contained in this Article 12 or in this Agreement, the Board of Managers is permitted without Member approval to merge or consolidate the Company with or into another entity if (A) the Board of Managers has received an Opinion of Counsel that the merger or consolidation, as the case may be, would not result in the loss of the limited liability of any Member under Delaware law ~~or cause the Company to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such)~~, (B) the merger or consolidation would not result in an amendment to this Agreement other than any amendments that could be adopted pursuant to Section 11.1(c), (C) the Company is the Surviving Business Entity in such merger or consolidation, (D) each Member Interest outstanding immediately prior to the effective date of the merger or consolidation is to be an identical Member Interest of the Company after the effective date of the merger or consolidation, and (E) the number of Company Securities to be issued by the Company in such merger or consolidation do not exceed 20% of the Company Securities Outstanding immediately prior to the effective date of such merger or consolidation.

(f) Pursuant to Section 18-209(f) of the Delaware Act, a Merger Agreement approved in accordance with this Article 12 may (i) effect any amendment to this Agreement or (ii) effect the adoption of a new limited liability company agreement for the Company if it is the Surviving Business Entity. Any such amendment or adoption made pursuant to this Section 12.3 shall be effective at the effective time or date of the merger or consolidation.

(g) Members are not entitled to dissenters’ rights of appraisal in the event of a merger, consolidation or conversion pursuant to Section 12.1, a sale of all or substantially all of the assets of the Company or the Company’s Subsidiaries, or any other transaction or event.

Section 12.4 Certificate of Merger; Certificate of Conversion.

Upon the required approval by the Board of Managers and the Unitholders of a Merger Agreement, a certificate of merger, or certificate of conversion, as applicable, shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

Section 12.5 Effect of Merger or Conversion.

(a) At the effective time of the certificate of merger:

(i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

(ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b) At the effective time of the certificate of conversion:

(i) the other entity or business form shall be deemed to be the same entity as the Company and the conversion shall constitute a continuation of the existence of the Company in the form of such other entity or business form;

(ii) such conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to such conversion or the personal liability of any person incurred prior to such conversion, nor shall it be deemed to affect the choice of law applicable to the Company with respect to matters arising prior to such conversion;

(iii) the other entity or business form shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company;

(iv) all of the rights, privileges and powers of the Company that has converted, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the other entity or business form to which the Company has converted and shall be the property of such other entity or business form, and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired;

(v) all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the other entity or business form to which the Company has converted, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as such other entity or business form;

(vi) the rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the conversion, to have been transferred to the other entity or business form to the Company has converted for any purpose of the laws of the State of Delaware; and

(vii) the Company Securities that are to be exchanged for or converted into cash, property, rights or securities of or interests in the entity or business form into which the Company is being converted shall be so exchanged or converted in accordance with the Plan of Conversion, or, in addition to or in lieu thereof, if the Plan of Conversion so provides, the Company Securities may be exchanged for or converted into cash, property, rights or securities of or interests in another entity or business form or may be cancelled.

(c) It is the intent of the parties hereto that a merger, consolidation or conversion effected pursuant to this Article 12 shall not be deemed to result in a transfer or assignment of assets, liabilities, debts or duties from one entity to another.

Section 12.6 Business Combination Limitations.

Notwithstanding any other provision of this Agreement, with respect to any “Business Combination” (as such term is defined in Section 203 of the DGCL), the provisions of Section 203 of the DGCL shall be applied with respect to the Company as though the Company were a Delaware corporation.

ARTICLE 13

RIGHT TO ACQUIRE MEMBER INTERESTS

Section 13.1 Right to Acquire Member Interests.

(a) Notwithstanding any other provision of this Agreement, if at any time any Person holds more than 80% of the total Member Interests of any class then Outstanding, such Person shall then have the right, which right it may assign and transfer in whole or in part to the Company or any of its Affiliates, exercisable at its option, to purchase all, but not less than all, of such Member Interests of such class then Outstanding held by other holders, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 13.1(b) is mailed and (y) the highest price paid by such Person or any of its Affiliates for any such Member Interest of such class purchased during the 90-day period preceding the date that the notice described in Section 13.1(b) is mailed.

(b) If any Person elects to exercise the right to purchase Member Interests granted pursuant to Section 13.1(a), the Board of Managers shall deliver to the Transfer Agent notice of such election to purchase (the “Notice of Election to Purchase”) and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of Member Interests of such class (as of a Record Date selected by the Board of Managers) at least 10, but not more than 60, days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 13.1(a)) at which Member Interests will be purchased and state that such Person elects to purchase such Member Interests, upon surrender of Certificates representing such Member Interests, or the delivery of such other documentation as may be required to transfer uncertificated Member Interests, in exchange for payment, at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which such Member Interests are listed or admitted to trading. Any such Notice of Election to Purchase mailed to a Record Holder of Member Interests at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice. On or prior to the Purchase Date, the Person exercising the right to purchase hereunder shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of such Member Interests to be purchased in accordance with this Section 13.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Member Interests subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, or such other documentation as may be required to transfer uncertificated Member Interests shall not have been delivered, all rights of the holders of such Member Interests (including any rights pursuant to Article 4, Article 5, Article 6, and Article 10) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 13.1(a)) for Member Interests therefor, without interest, upon surrender to the Transfer Agent of the Certificates representing such Member Interests, or delivery of such other documentation as may be required to transfer uncertificated Member Interests, and such Member Interests shall thereupon be deemed to be transferred to the Person exercising the right to purchase hereunder on the record books of the Transfer Agent and the Company, and such Person shall be deemed to be the owner of all such Member Interests from and after the Purchase Date and shall have all rights as the owner of such Member Interests (including all rights as owner of such Member Interests pursuant to Article 4, Article 5, Article 6, and Article 10).

(c) At any time from and after the Purchase Date, a holder of an Outstanding Member Interest subject to purchase as provided in this Section 13.1may surrender his Certificate evidencing such Member Interest, or deliver such other documentation as may be required to transfer uncertificated Member Interests, to the Transfer Agent in exchange for payment of the amount described in Section 13.1(a), therefor, without interest thereon.

(d) Upon the exercise by any Person of the right to purchase Member Interests granted pursuant to Section  13.1(a), no Member shall be entitled to dissenters’ rights of appraisal.

ARTICLE 14

GENERAL PROVISIONS

Section 14.1 Addresses and Notices.

Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Member under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Member at the address described below. Any notice, payment or report to be given or made to a Member hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Company Securities at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Company, regardless of any claim of any Person who may have an interest in such Company Securities by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 14.1 executed by the Company, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Company is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Company of a change in his address) if they are available for the Member at the principal office of the Company for a period of one year from the date of the giving or making of such notice, payment or report to the other Members. Any notice to the Company shall be deemed given if received by the Secretary at the principal office of the Company designated pursuant to Section 2.3. The Board of Managers and the Officers may rely and shall be protected in relying on any notice or other document from a Member or other Person if believed by it to be genuine.

Section 14.2 Further Action.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 14.3 Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 14.4 Integration.

This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 14.5 Creditors.

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Company.

Section 14.6 Waiver.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 14.7 Counterparts.

This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Common Unit, upon accepting the Certificate evidencing such Common Unit, or upon the Transfer Agent making an entry in the Common Unit holder records of the Company evidencing such Common Unit in the case of the issuance of uncertificated Common Units.

Section 14.8 Applicable Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

Section 14.9 Invalidity of Provisions.

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 14.10 Consent of Members.

Each Member hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Members, such action may be so taken upon the concurrence of less than all of the Members and each Member shall be bound by the results of such action.

~~[Remainder of page intentionally left blank.]~~

Adopted by the Board of Managers on [•], 2012

Adopted by a Class A Unit Majority and a Common Unit Majority on [•], 2012

~~IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.~~

~~CONSTELLATION ENERGY PARTNERS HOLDINGS, LLC~~

~~By:~~
~~Name:~~	~~Felix J. Dawson~~
~~Title:~~	~~Co-President and Co-Chief Executive Officer~~

~~CONSTELLATION HOLDINGS, INC.~~

~~By:~~
~~Name:~~	~~Charles A. Berardesco~~
~~Title:~~	~~Secretary~~

EXHIBIT A

to the ~~Second~~Third Amended and

Restated Operating Agreement of

Constellation Energy Partners LLC

Certificate Evidencing Common Units

Representing Member Interests in

Constellation Energy Partners LLC

No. [            ] Common Units

In accordance with Section 4.1 of the ~~Second~~Third Amended and Restated Operating Agreement of Constellation Energy Partners LLC, as amended, supplemented or restated from time to time (the “Company Agreement”), Constellation Energy Partners LLC, a Delaware limited liability company (the “Company”), hereby certifies that [            ] (the “Holder”) is the registered owner of [            ] Common Units representing Class B Interests in the Company (the “Units”) transferable on the books of the Company, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The rights, preferences and limitations of the Units are set forth in, and this Certificate and the Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Company Agreement. Copies of the Company Agreement are on file at, and will be furnished without charge on delivery of written request to the Company at, the principal office of the Company located at ~~111 Market Place, Baltimore, Maryland 21202~~1801 Main Street, Suite 1300, Houston, Texas 77002 or such other address as may be specified by notice under the Company Agreement. Capitalized terms used herein but not defined shall have the meanings given them in the Company Agreement.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Member and to have agreed to comply with and be bound by and to have executed the Company Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Company Agreement, (iii) granted the powers of attorney provided for in the Company Agreement, and (iv) made the waivers and given the consents and approvals contained in the Company Agreement.

This Certificate shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws thereof.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER. ~~THE COMPANY MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF ANY GROUP MEMBER BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES.~~ THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

Exhibit A-1

This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Dated:
Constellation Energy Partners LLC
Countersigned and Registered by:
By:
as Transfer Agent and Registrar	Name:
	Title:	President

By:
Name:
	Title:	Secretary

Exhibit A-2

Reverse of Certificate

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

UNIF GIFT/TRANSFERS MIN ACT
TEN COM—	as tenants in common
Custodian
TEN ENT—	as tenants by the entireties	(Cust)		(Minor)

JT TEN—	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts/Transfers to CD Minors Act (State)

Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF UNITS

CONSTELLATION ENERGY PARTNERS LLC

FOR VALUE RECEIVED,                                  hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name and address of Assignee)	(Please insert Social Security or other identifying number of Assignee)

Units representing Member Interests evidenced by this Certificate, subject to the Company Agreement, and does hereby irrevocably constitute and appoint                                                   as its attorney-in-fact with full power of substitution to transfer the same on the books of Constellation Energy Partners LLC.

Date:
NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17d-15
(Signature)

(Signature)

No transfer of the Units evidenced hereby will be registered on the books of the Company, unless the Certificate evidencing the Units to be transferred is surrendered for registration of transfer.

Exhibit A-3

Constellation Energy Partners LLC

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Central Time, on December 14, 2012.

Vote by Internet

- Go to **www.envisionreports.com/CEP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Managers recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.

1. Election of Managers:

	For	Withhold
01 - Richard H. Bachmann	☐	☐
02 - Richard S. Langdon	☐	☐
03 - John N. Seitz	☐	☐

+

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

3 3 C V 1 4 4 5 4 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01IOGC